                            RS INVESTMENT MANAGEMENT
                                  www.rsim.com






                             2000 SEMIANNUAL REPORT

RS FUNDS

1-800-766-FUND
--------------------
www.rsim.com
--------------------
funds@rsim.com
--------------------
AccountLink
1-800-624-8025
24 hour automated
account information

-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN SUMMARY - AS OF JUNE 30, 2000

                                                                                                                     AVERAGE
                                                                         THREE-YEAR    FIVE-YEAR     TEN-YEAR         ANNUAL
                                              INCEPTION     ONE-YEAR        AVERAGE      AVERAGE      AVERAGE          SINCE
RS GROWTH FUNDS                                    DATE        TOTAL         ANNUAL       ANNUAL       ANNUAL      INCEPTION
-----------------------------------------------------------------------------------------------------------------------------
Aggressive Growth - RSAGX                        5/1/00           -              -             -            -              -*
Diversified Growth - RSDGX                       8/1/96       73.83%         52.30%            -            -          48.53%
Emerging Growth - RSEGX                        11/30/87      100.58%         62.75%        44.98%       27.12%         29.98%
The Information Age
Fund-REGISTERED TRADEMARK- - RSIFX             11/15/95       92.17%         56.82%            -            -          39.94%
RS Internet Age Fund -TM- - RIAFX               12/1/99           -              -             -            -              -*
MicroCap Growth - RSMGX                         8/15/96       60.21%         29.85%            -            -          29.86%
MidCap Opportunities - RSMOX                    7/12/95       29.03%         25.96%            -            -          25.06%
Value + Growth - RSVPX                          5/12/92       22.57%         20.71%        18.36%           -          22.91%

RS VALUE FUNDS
-----------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund -TM- - RSCOX                6/30/93       15.46%         -9.74%        -1.35%          -           2.38%
Global Natural Resources - RSNRX               11/15/95        3.20%         -7.85%           -            -           1.55%
Partners - RSPFX                                7/12/95        4.73%         -3.61%           -            -           7.74%
-----------------------------------------------------------------------------------------------------------------------------

Performance data quoted represents past performance. Past performance is no guarantee of future results.

* Performance has not been annualized.

TABLE OF CONTENTS


OUR PEOPLE

Portfolio Manager Biographies                           4



GROWTH FUNDS

Aggressive Growth Fund                                  7

Diversified Growth Fund                                11

Emerging Growth Fund                                   15

The Information Age Fund-REGISTERED TRADEMARK-         19

RS Internet Age Fund-TM-                               23

MicroCap Growth Fund                                   27

MidCap Opportunities Fund                              31

Value + Growth Fund                                    35



VALUE FUNDS

The Contrarian Fund-TM-                                39

Global Natural Resources Fund                          43

Partners Fund                                          47



FINANCIALS

Schedule of Investments                                52

Statement of Assets and Liabilities                    74

Statement of Operations                                76

Statement of Changes in Net Assets                     78

Financial Highlights                                   82

Notes to Financial Statements                          86

SEMIANNUAL REPORT

Dear Fellow Shareholders

[PHOTO]

G. RANDY HECHT
CHAIRMAN & CEO

After reporting to you that three of our funds had posted 100%+ returns in 1999, I suggested in my last letter that you should expect volatility as the new millennium began. I wrote that it is not unusual for growth funds and the NASDAQ Composite Index(1) to correct by 20% over a relatively short period of time.

Shortly thereafter, the NASDAQ fell about 40% between early March and late May, with Internet stocks falling even more. In addition, the NASDAQ experienced an unprecedented level of volatility, with 100 out of 126 trading days in the first half of 2000 reflecting at least a 1% change in price levels.

To be sure, the Federal Reserve Board was the cause of some of this volatility. It continued to raise short-term interest rates in an effort to cool the supercharged U.S. economy. Meanwhile, investors shifted their attention away from growth and toward value, a neglected part of the market for much of the past few years. Our value funds benefited from this trend, particularly our holdings in energy, real estate, and utilities.

Of course, there's no way to predict what's going to happen in the stock market over the short-term. Indeed, a hallmark of successful investing is to take a long-term view. Despite the gyrations, the NASDAQ was only down 2.56% for the six-month period while the S&P 500 Index(2) was only down 0.47%. By and large, this difficult market environment hurt the RS funds performance, although most of our funds outperformed their benchmarks. One fund, the RS MicroCap Growth Fund, returned 23.28%, dwarfing its benchmark, the Russell 2000 Growth Index(3), which gained only 1.23% for the period.

In the meantime, a number of exciting developments took place at RS Investment Management. We added a new fund, the RS Aggressive Growth Fund, which invests in fast-growing companies of any size. During the course of our research, we often come across large-cap companies--often too large for our small-cap funds--that are experiencing dynamic growth, expanding market share, and other desirable investment characteristics. The new fund was launched on May 1 and is managed by Jim Callinan, who was named 1999's Domestic Portfolio Manager of the Year by Morningstar, Inc., a Chicago-based firm that is the leading provider of mutual fund data and analysis.

Jim also manages the RS Emerging Growth Fund, which was closed to new investors on April 28. We closed the Fund because the Fund's assets had grown dramatically due to strong investment performance and substantial cash inflows. Identifying new, exciting companies requires rigorous fundamental research and it is not always possible to stay fully invested when the level of assets reaches a certain level.

                                                                        RS FUNDS

That is why we are particularly pleased to have deepened our already strong analyst team by adding two newly minted Harvard MBA graduates to our research staff. In addition, we have hired a very talented senior technology analyst who has extensive research experience with a very successful hedge fund located in the Silicon Valley area. We believe that our deep research staff will be a significant competitive edge in ferreting out the best smaller growing companies.

On the following pages, you will find letters from each of our fund's portfolio managers as well as financial statements as of June 30, 2000. In addition, we have added a new feature, "A Commitment to Quality," which provides portfolio manager biographies. For additional insight into our managers' investment strategy, go to "Managers' Corner," a new section on our web site at www.rsim.com. Beyond that, our web site provides daily NAVs, archived news articles on our funds and managers, descriptions of the way our funds are managed, and other useful investor information.

We also have expanded AccountLink ONLINE, adding the flexibility to buy, sell, and exchange shares online. You can also access your account balances, recent account activity, and your account transaction history. To register for AccountLink ONLINE, visit our web site or call 1-800-624-8025.

The Federal Reserve Board is unlikely to make substantial moves until after the November elections, suggesting that the investment climate may be more serene for the balance of 2000. With interest rate jitters largely behind us, the market should once again reward those companies with outstanding fundamental strength.

Sincerely,

/s/ Randy Hecht

G. Randy Hecht
CHAIRMAN & CEO
RS Investment Management
randy_hecht@rsim.com

THERE'S NO WAY TO PREDICT WHAT'S GOING TO HAPPEN IN THE STOCK MARKET OVER THE SHORT-TERM. INDEED, A HALLMARK OF SUCCESSFUL INVESTING IS TO TAKE A LONG-TERM VIEW.

(1) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

(2) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $637 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

SEMIANNUAL REPORT
OUR PEOPLE

                            A COMMITMENT TO QUALITY

A COMMITMENT TO QUALITY

AT RS INVESTMENT MANAGEMENT, WE BELIEVE OUR PEOPLE AND THEIR PROCESSES ARE WHAT SET US APART AND DIFFERENTIATE OUR FAMILY OF FUNDS. BY BUILDING ON A FOUNDATION OF QUALITY INDIVIDUALS, WITH EXCEPTIONAL EDUCATIONAL BACKGROUNDS, EXTENSIVE INVESTMENT EXPERIENCE, AND A WIDE VARIETY OF PROFESSIONAL EXPERIENCE AND KNOWLEDGE, WE HAVE ESTABLISHED A MOST REMARKABLE ORGANIZATION.

                                  GROWTH TEAM

[PHOTO]

CATHERINE BAKER is a principal and co-portfolio manager of the RS Internet Age Fund-TM- and a senior analyst at RS Investment Management (RSIM). She joined the RSIM research team in March 1997. Cathy is responsible for covering software, Internet, and information and business services companies. Previously she was a senior analyst covering information services companies at Robertson, Stephens & Company (RS&Co., now Robertson Stephens) beginning in the spring of 1995. Prior to joining RS&Co. she served as an analyst at Cowen & Company. She also has previous brokerage analyst experience at J.P. Morgan Securities and industry experience at IBM as an analyst in software acquisitions. Cathy has a B.S.E. in electrical engineering from the University of Michigan and holds a M.B.A. from Carnegie-Mellon University.

[PHOTO]

RODERICK R. BERRY is president of Elijah Asset Management (EAM). Currently he serves as co-portfolio manager of The Information Age Fund-Registered Trademark- in a sub-advisory role. Prior to EAM, Rod joined Robertson Stephens Investment Management in April 1995 as an industry analyst to cover data networking, telecommunications, PC manufacturers, and passive electronics corporations. Prior to that time, Rod worked for USL Capital for six years as both an investment officer and a financial manager. Prior to joining USL Capital, he was the assistant product manager for interest-bearing checking at Wells Fargo Bank. From 1987-1989, Rod was president and founder of the Bay
Area Optical Laboratory, Inc., a wholesale optical laboratory. Rod holds a B.A. in economics from Stanford and a M.B.A. from the J. L. Kellogg School at Northwestern.

[PHOTO]

JAMES L. CALLINAN is a managing director and portfolio manager of the RS Aggressive Growth Fund, RS Emerging Growth Fund, RS Internet Age Fund-TM-, and emerging growth separate accounts. He joined RS Investment Management (RSIM) in June 1996. Prior to joining RSIM, he was portfolio manager for Putnam's OTC Emerging Growth, Emerging Information Science Trust, and Emerging Health Sciences Funds for three years. While at Putnam Jim spent several years as an equity analyst covering small-cap growth stocks. Jim received an A.B. in economics from Harvard University, a M.S. in accounting from NYU Business School, and a M.B.A. from Harvard Business School.

                                                                        RS FUNDS

[PHOTO]

RONALD E. ELIJAH is chief executive officer of Elijah Asset Management (EAM) and was formerly a managing director of Robertson Stephens Investment Management. He has been portfolio manager of the RS Value + Growth Fund and The Information Age Fund-Registered Trademark- since their inceptions and currently serves as portfolio manager in a sub-advisory role. Ron began his career as a technology analyst with Montgomery Securities (now Banc of America Securities). In 1985, he joined Robertson, Stephens & Company (now Robertson Stephens) as a research analyst covering several sectors, including technology and environmental and business services. From 1990 to 1992, Ron worked as an investment analyst for a $400 million hedge fund where he broadened his research expertise to include such sectors as consumer retailing and wholesaling, and natural resources. He received a master's degree in economics from Humboldt State University and a M.B.A. degree with an emphasis in finance from Golden Gate University.

[PHOTO]

DAVID J. EVANS is a managing director and portfolio manager of the RS MicroCap Growth Fund and small-cap growth separate accounts. He joined RS Investment Management (RSIM) in September 1989 as vice president, director of research, and participated in the portfolio management process for the RS Emerging Growth Fund and small-cap growth separate accounts. Prior to joining RSIM, Dave was vice president and portfolio manager for the CIGNA Aggressive Growth Fund, as well as manager for CIGNA's aggressive growth separate account relationships. While at CIGNA, Dave also spent several years as a research analyst for aerospace, defense, technology, and electronics companies. Dave received a B.A. in history from Muskingum College and a M.B.A. in finance from the Wharton School of the University of Pennsylvania.

[PHOTO]

RAINERIO J. REYES is a principal and co-portfolio manager of the RS MicroCap Growth Fund and the small-cap growth separate accounts. He joined the RS Investment Management (RSIM) research team in 1994. Prior to joining RSIM, Rai was a management consultant with Ernst & Young. During the Aquino Administration, Rai served as executive assistant to the Secretary of Transportation and Communications, Republic of the Philippines. While with Hilton Hotels Corporation, Rai held various positions in operations management. Rai received a B.S. from Cornell University and a M.B.A. from the Wharton School of the University of Pennsylvania.

[PHOTO]

JOHN H. SEABERN is a vice president and co-portfolio manager of the RS Diversified Growth Fund. He has served on the management team of the RS Diversified Growth Fund since its inception. He joined the RS Investment Management (RSIM) research team in September 1993. Prior to joining RSIM, John worked at Duncan-Hurst Capital Management as a performance analyst for two years. He holds a B.S. degree in finance from the University of Colorado and is a CFA.

[PHOTO]

JOHN L. WALLACE is a managing director and portfolio manager of the RS MidCap Opportunities Fund, RS Diversified Growth Fund, and related separate accounts. He joined RS Investment Management (RSIM) in July 1995. Prior to joining RSIM, John was vice president and portfolio manager of Oppenheimer's Main Street Income & Growth and Total Return mutual funds, where he managed more than $4 billion in assets. Before going to work on Wall Street, John was co-founder, owner, and operator of an Ecuadorian export firm. He holds a B.A. from the University of Idaho and a M.B.A. from Pace University.

SEMIANNUAL REPORT

                             A COMMITMENT TO QUALITY

OUR PEOPLE -- CONTINUED


                                   VALUE TEAM

RICK BARRY is managing general partner of Eastbourne Capital Management LLC and currently manages a portion of assets in The Contrarian FundT-TM- in a sub-advisory role. Prior to Eastbourne, he joined Robertson Stephens Investment Management as an analyst for The Contrarian Fund-TM- in September 1995. He has 18 years of investment experience, most recently as an analyst focusing on hedge funds for Banyan Securities. Prior to that time, Rick worked with Regal Asset Management as a portfolio manager and with the Feshbach Brothers in Dallas, Texas, as an analyst. The Feshbach Brothers managed an incentive-based partnership specializing in short selling. From 1982-1990, Rick worked in the brokerage industry, starting as a retail account executive with Merrill Lynch, and ending as a vice president of institutional sales at Lazard Freres in New York. He graduated Magna Cum Laude from Pennsylvania State University with a degree in political science.

[PHOTO]

ANDREW P. PILARA, JR. is a managing director and has been responsible for managing the RS Partners Fund since the Fund's inception in July 1995. He is responsible for managing the RS Global Natural Resources Fund and has been a member of the management team for The Contrarian Fund-TM- since August 1993. Andy has been involved in the securities business for over 25-years, with experience in portfolio management, research, trading, and sales. Prior to joining RS Investment Management, he founded and was president of Pilara Associates, an investment management firm established in 1974. He had previously worked in institutional sales at Dean Witter Reynolds and J. Barth & Company. He holds a B.A. in economics from St. Mary's College.

[PHOTO]

PAUL H. STEPHENS was a founding partner of Robertson, Stephens & Company (RS&Co., now Robertson Stephens) and is now a managing director of RS Investment Management where he manages The Contrarian Fund-TM- with a team of investment professionals. In addition to managing private investment portfolios for individuals since 1975, he led the venture capital group from 1985 to 1990. Prior to founding RS&Co., he was a partner of Robertson, Colman, Siebel & Weisel (now Banc of America Securities) and with Smith Barney & Company. Paul received B.S. and M.B.A. degrees from the University of California at Berkeley.

                             AGGRESSIVE GROWTH FUND

                         INVESTING IN SMALL-, MID-, AND

                           LARGE-CAP GROWTH COMPANIES


                                       NEW
                                         FUND

SEMIANNUAL REPORT

AGGRESSIVE GROWTH FUND                                          INVESTMENT STYLE
                                                 LARGE CAP  MID CAP  SMALL CAP
                                                  VALUE      BLEND     GROWTH

FUND PHILOSOPHY

[PHOTO]

JAMES L. CALLINAN
FOR BIO SEE PAGE 4

The RS Aggressive Growth Fund invests in companies of any size that we believe offer the potential for significant increases in value. The Fund generally invests in industry segments that are experiencing rapid growth and in companies with competitive advantages such as superior technology, profitability, management, or market share.
--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Aggressive Growth Fund was launched on May 1, 2000 with a net asset value
(NAV) of $10.00. For the two-month period ending June 30, 2000, the Fund's total return was 9.20% outperforming the S&P 500 Index(1), which returned -0.74% for the same period. Although two months is too short a period of time to make a sweeping conclusion, we are nevertheless gratified that the Fund outperformed the S&P 500 in this initial reporting period.

During the two-month period in which the Fund operated, the Federal Reserve Board raised short-term interest rates by 0.50%, its sixth increase in a year. By the end of May, there were indications that the economy was slowing and that the Federal Reserve Board might be nearing the end of its tightening campaign. After a ten-week bear market, the environment for growth stocks was finally improving.

The Fund's performance was driven by superior results in the optical networking, semiconductor and hardware segments and underperformance in software, information technology services and Internet services. Investors shifted from buying the "gold prospectors" represented by Internet stocks to speculating on the "purveyors" represented by networking and telecommunication equipment companies. Investors began focusing on companies rather than concepts, and business models began to matter as much as potentially enormous end markets.

Why did we start this fund? The primary reason is that during our research process we often come across large-cap companies that have many of the same investment characteristics that would make them desirable for the RS Emerging Growth Fund except for the fact that their market capitalizations are larger than appropriate for that fund. Yet, the companies are experiencing dynamic growth, are gaining market share, and are fast becoming leaders in their industry. While many of these companies are operating in emerging industries like the Internet, they are no longer small-cap. Because the Emerging Growth Fund tends to focus on small-cap stocks, we have limited our investments in many of these great companies. The Aggressive Growth Fund gives us the flexibility to invest in these larger, rapidly growing companies.

We are applying the same investment strategy to both funds. That is, we look for companies with distinct proprietary advantages such as hard-to-copy products or services. In addition, we look for companies that participate in emerging industries with a large market opportunity. We also look for companies with superior profit margins.

Some of the larger-cap names in Aggressive Growth include Akamai Technologies (0.95% of the Fund as of 6/30/00), Bed, Bath & Beyond (1.38%) and Calpine (2.12%). Akamai provides a global delivery service for Internet content.


--------------------------------------------------------------------------------

                                                                        RS FUNDS
AGGRESSIVE GROWTH FUND UPDATE -- CONTINUED

Its streaming media and applications improves web site speed, quality and reliability, and protects against web site crashes due to demand overloads. Using software that is based on Akamai's proprietary mathematical formulas, the company monitors Internet traffic patterns and delivers its customers' content and applications by the most efficient route available.

Of course, not all fast-growing companies are technology oriented. For example, Bed, Bath & Beyond sells high-end home furnishings such as bed linens and bath and kitchen items throughout the U.S. Investors rewarded this company for producing excellent sales and earnings growth. In its most recent quarter ending May 27, 2000, net sales rose 29% to $463 million, while net income rose 31% to $23 million. Another fast growing company is Calpine, which is engaged in the ownership and operation of power generation facilities as well as the sale of electricity.

Although this portfolio may focus on larger-cap stocks, it still involves significant volatility. It's not unusual for these aggressive growth sectors to experience dramatic corrections of 20% or more in the course of a few months or even over a few weeks. While investors may find these periods of volatility unsettling, we believe that our experienced team can offer value to shareholders because these downdrafts are the best opportunity to buy stocks that we like at much lower prices. To help mitigate some of the risks in this portfolio, we keep it well diversified. While we are investing a significant portion of its assets in technology, we are also investing in healthcare, media, energy and consumer products.

We wish to welcome our new investors to the RS Aggressive Growth Fund. We are pleased with the Fund's relatively strong start and look forward to building a broadly diversified portfolio of fast-growing companies.

/s/ James L. Callinan

James L. Callinan
PORTFOLIO MANAGER

--------------------------------------------------------------------------------

Investing in a particular sector can involve greater market fluctuation. Investments in high-technology and Internet-related sectors may be highly volatile. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity. International investing may involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $136.18 million

ASSET ALLOCATION

[CHART]

Internet Commerce and Services                                    27.9%

Computer Software & Svcs.                                         20.6%

Telecom. Equip. & Svcs.                                           18.3%

Computer Hardware & Components                                     9.0%

Short Term Investments                                             7.4%

Financial Services                                                 3.6%

Medical/Healthcare/Biotech                                         3.2%

Network Systems & Products                                         2.5%

Media                                                              2.3%

Energy                                                             2.1%

Other & Other Assets                                               1.7%

Consumer Specialty Retail                                          1.4%
                                                      Total      100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Efficient Networks, Inc. .....................................            3.58%

Alteon Websystems, Inc. ......................................            3.08%

Informatica Corporation ......................................            2.79%

E.piphany, Inc. ..............................................            2.72%

TIBCO Software, Inc. .........................................            2.57%

Cree, Inc. ...................................................            2.53%

Siebel Systems, Inc. .........................................            2.51%

Agile Software Corporation ...................................            2.50%

Kana Communications, Inc. ....................................            2.47%

Quest Software, Inc. .........................................            2.45%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/1/00)

Investment operations of the Aggressive Growth Fund commenced on May 1, 2000. In the interest of our shareholders, results of a hypothetical $10,000 investment in the Fund versus its benchmark for this brief amount of time is not included. We believe this time period does not reflect a meaningful historical viewpoint. We want to remind investors that successful investing is not a short-term proposition. We remain focused on the Fund's goal of long-term capital appreciation.





--------------------------------------------------------------------------------

  (1) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                            DIVERSIFIED GROWTH FUND

                                 FOCUSING ON
                             SMALL-CAP COMPANIES




                                    [GRAPHIC]

SEMIANNUAL REPORT

DIVERSIFIED GROWTH FUND                                         INVESTMENT STYLE
                                                LARGE CAP    MID CAP   SMALL CAP
                                                  VALUE       BLEND      GROWTH

FUND PHILOSOPHY

[PHOTO]                  [PHOTO]

JOHN L. WALLACE       JOHN H. SEABERN
FOR BIOS SEE PAGE 5

The RS Diversified Growth Fund seeks to achieve long-term capital growth by investing primarily in small-cap value and growth stocks across diverse companies and sectors. Our flexible, bottom-up approach is based on our search for a growth catalyst and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to risk: losses are eliminated quickly, and we are constantly looking for attractive new opportunities.

--------------------------------------------------------------------------------
                                  FUND UPDATE

The RS Diversified Growth Fund finished the first half of 2000 with a return of 0.61% versus our primary benchmark, the Russell 2000 Index(2), which was up 3.04% for the same period. The market has been extremely volatile during the first six months of the year as investors have grappled with rising interest rates, prospects for slowing growth, and extended valuations.

In addition, the narrowness of the overall market, as measured by the NYSE cumulative advance-decline line, has had negative implications for broadly diversified portfolios such as ours. We want to remind investors that the Diversified Growth Fund is not a fund that makes large sector bets or has concentrated positions in individual stocks. The high degree of volatility in today's market can make this an extremely risky strategy, but at the same time has rewarded funds with aggressively high weightings in the technology, biotechnology, and telecommunications equipment sectors. We believe diversification is a great risk management tool and will manage the Fund accordingly.

During the first half of 2000, we made a few shifts in our sector exposure, notably an increase in the energy weighting during the first quarter and a reduction in an exposure to pure play Internet stocks.

Although our energy investments were selected on an individual basis, we cannot ignore the macro trends that dictate the health of the overall sector. We believe industry fundamentals today are better than they were in 1997, the peak of the last cycle. Recent oil output increases by OPEC to meet strong global demand have done very little to alleviate higher-than-expected commodity prices. We feel that prices are likely to stay higher than consensus estimates due to several factors: OPEC production reaching capacity limitations, stable global demand, low inventory levels, and accelerating depletion rates of reserves. We remain overweighted in energy and think this group could outperform the broader market for the balance of the year. Our biggest winners in this sector during the last six months were EOG Resources (1.78% of the Fund as of 6/30/00), Dynegy (0.00%), and R&B Falcon (1.59%).

We reduced our exposure to Internet stocks during the correction in the March/April time frame when it became clear that investors were finally questioning the validity of business models, funding of growth, and most importantly, valuations. While we think the Internet is real and is changing the way people are conducting and transacting business, we have seen very few companies with a sustainable competitive advantage and profitable business plans.


--------------------------------------------------------------------------------

                                                                        RS FUNDS
DIVERSIFIED GROWTH FUND UPDATE -- CONTINUED

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

EOG Resources, Inc. ..........................................   $6,862,836

Dynegy, Inc. .................................................   $5,407,906

Oak Technology, Inc. .........................................   $5,056,990

R&B Falcon Corp. .............................................   $5,015,917

Protein Design Labs, Inc. ....................................   $4,285,637

Chesapeake Energy Corp. ......................................   $3,565,478

Brocade Communication Systems, Inc. ..........................   $3,343,564

MDSI Mobile Data Solutions, Inc. .............................   $3,054,759

Global Marine ................................................   $2,963,555

El Paso Energy Corporation ...................................   $2,668,984

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Stamps.com, Inc. .............................................  $17,428,518

Primus Telecommunications Group, Inc. ........................   $7,774,878

Startec Global Communications ................................   $6,340,654

Auspex Systems ...............................................   $5,539,765

Skymall, Inc. ................................................   $5,068,042

MedicaLogic/Medscape, Inc. ...................................   $5,039,434

Cyberian Outpost, Inc. .......................................   $4,665,087

Commerce One, Inc. ...........................................   $4,310,367

3Com Corporation .............................................   $4,243,925

Agile Software Corp. .........................................   $4,162,176

Our most disappointing investment this year has been Stamps.com (1.21%), one of only three companies with the technology to allow consumers and businesses to purchase stamps and event tickets online. Additionally, Stamps.com has a unit that allows businesses to ship packages online at significant cost savings to current methods. Although we are disappointed with the performance of this investment, we think the stock still has significant appreciation potential.

The dominant theme in the U.S., and around the world, is slowing economic growth. Rate hikes started twelve months ago, but because of the lag effect, it takes 6-12 months for rising interest rates to trickle down and affect the economy. We are starting to see signs of a slowdown: recent data indicates that retail and auto sales are slowing, house starts are coming to an abrupt halt, and consumer loan activity is drying up. The Fed continues to express its concern over inflation and has signaled to the market repeatedly that it may not yet be finished with its rate hikes. If the Fed can successfully engineer a "soft landing," which so far seems to be working, the price erosion and P/E contraction of many small-cap growth stocks may end.

While the first half of the year was challenging, we do not feel the portfolio has suffered from fundamental deterioration and we are optimistic about its growth prospects. We continue to find many well-managed companies that have excellent appreciation potential with limited downside risk.

On behalf of the entire Diversified Growth team, we thank you for your support.


/s/ John L. Wallace                          /s/ John H. Seabern

John L. Wallace                              John H. Seabern

PORTFOLIO MANAGER                            CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT: $705.66 million

ASSET ALLOCATION

[CHART]

Energy                                                               19.8%

Telecom. Equip. & Svcs.                                              14.9%

Computer Software & Svcs.                                            14.0%

Computer Hardware & Components                                       13.5%

Internet Commerce and Services                                       10.8%

Medical/Healthcare/Biotech                                            9.4%

Financial Services                                                    3.6%

Business/Commercial Services                                          2.7%

Media                                                                 2.5%

Consumer Specialty Retail                                             2.3%

Network Systems & Products                                            2.0%

Construction/Infrastructure                                           1.9%

Transportation                                                        1.3%

Other & Other Assets                                                  1.1%

Short Term Investments                                                0.2%

                                                                    100.0%


DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Motient Corporation .......................................            3.55%

Fleetwood Enterprises, Inc. ..................................            1.92%

Primus Telecommunications Group, Inc. ........................            1.84%

The 3DO Company ..............................................            1.83%

EOG Resources, Inc. ..........................................            1.78%

Peregrine Systems, Inc. ......................................            1.67%

R & B Falcon Corporation .....................................            1.59%

e.spire Communications, Inc. .................................            1.55%

Informix Corporation .........................................            1.54%

Valero Energy Corporation ....................................            1.52%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/1/96)

[GRAPH]


             DG %            S&P 500 Div. %          R 2000         DG         S&P 500 Div.          R 2000
Date      Cumulative           Cumulative          Cumulative       10k           10k                 10k
 8/1/96      0.00%               0.00%                0.00%       $10,000        $10,000            $10,000
   9/96     11.10%               6.13%                8.73%       $11,110        $10,613            $10,873
  12/96     24.20%               15.01%              14.39%       $12,420        $11,501            $11,439
   3/97     18.70%               18.08%               8.47%       $11,870        $11,808            $10,847
   6/97     33.20%               38.63%              26.06%       $13,320        $13,863            $12,606
   9/97     66.70%               49.03%              44.82%       $16,670        $14,903            $14,482
  12/97     60.77%               53.36%              39.97%       $16,077        $15,336            $13,997
   3/98     86.65%               74.74%              54.05%       $18,665        $17,474            $15,405
   6/98     71.99%               80.39%              46.87%       $17,199        $18,039            $14,687
   9/98     44.05%               62.50%              17.28%       $14,405        $16,250            $11,728
  12/98     86.94%               97.17%              36.41%       $18,694        $19,717            $13,641
   3/99     109.76%             106.92%              29.01%       $20,976        $20,692            $12,901
   6/99     170.70%             121.46%              49.07%       $27,070        $22,146            $14,907
   9/99     187.05%             107.62%              39.65%       $28,705        $20,762            $13,965
  12/99     367.74%             138.63%              65.40%       $46,774        $23,863            $16,540
   3/00     486.83%             144.00%              77.12%       $58,683        $24,400            $17,712
   6/00     370.57%             137.50%              70.42%       $47,057        $23,750            $17,042


PERFORMANCE UPDATE

                                                                      THREE-YEAR          TOTAL      AVERAGE ANNUAL
                                    YEAR TO DATE       ONE-YEAR   AVERAGE ANNUAL   RETURN SINCE        RETURN SINCE
                                    TOTAL RETURN   TOTAL RETURN           RETURN      INCEPTION(1)        INCEPTION(1)
-------------------------------------------------------------------------------------------------------------------
Diversified Growth Fund                    0.61%         73.83%           52.30%        370.57%              48.53%

Russell 2000 Index(2)                      3.04%         14.32%           10.57%         70.42%              14.59%

S&P 500 Index(3)                          -0.47%          7.24%           19.66%        137.50%              24.73%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
(1) Inception date 8/1/96.

(2) The Russell 2000 Index is an unmanaged market capitalization-weighted index composed of 2,000 U.S. companies with an average market capitalization of $637 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

EMERGING GROWTH FUND

SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC,

GROWTH-ORIENTED COMPANIES



                                      [GRAPHIC]

SEMIANNUAL REPORT

EMERGING GROWTH FUND                                           INVESTMENT STYLE

FUND PHILOSOPHY                               LARGE CAP    MID CAP    SMALL CAP
                                                VALUE       BLEND      GROWTH

[PHOTO]

JAMES L. CALLINAN
FOR BIO SEE PAGE 4

The RS Emerging Growth Fund seeks capital appreciation by investing primarily in smaller, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.

-------------------------------------------------------------------------------
                               FUND UPDATE

The Federal Reserve thankfully ended the speculative Internet bubble, which had been stoked by venture capitalists, investment bankers, and I must admit, my fellow mutual fund managers. Our folly was to believe that a multifaceted and multi-billion dollar industry could be created in the span of 2-3 years, without threats from entrenched corporate competition and without the failure of many companies to execute their business plans. For the first time in six quarters, the RS Emerging Growth Fund fell on an absolute basis, declining 11.02% in the second quarter versus -13.27% for the NASDAQ Composite Index(4) and -7.37% for the Russell 2000 Growth Index(2). On a positive note, we posted a positive result for the first half of 2000, returning 6.25% vs. -2.54% for the NASDAQ and 1.23% for the Russell 2000 Growth.

The silver lining of a Federal Reserve hike lies in its temporary and artificial nature. In today's economy, start-ups are driven almost exclusively by venture capitalists who invest cash from heavily insulated institutional investors such as endowments, universities, and state pension plans. The Fed can marginally hurt venture capitalists by shutting the IPO window, but its interest rate lever serves only to delay, not stop, the New Economy. The real impact of rate hikes is felt by more established industries and lower end consumers who borrow heavily to own homes with adjustable rate mortgages.

The new economic animal, the "day trader" is most impacted by the Fed's interest rate hikes. The day trader feels the full weight of the Fed hike on margin loans in his brokerage account.

One thing is certain: even if he does not notice the 25% boost in interest rate charges, he undoubtedly felt the sting of the 50% collapse in stock prices. Unfortunately for us, the day trader again "threw out the baby with the bath water" and took our portfolio down almost as much as the over-hyped consumer Internet service companies such as Amazon.com, eBay, and Priceline.

I would not be writing of the day trader if it were not for his increased importance in the pricing of our stocks. Knowingly, or unknowingly, he coalesces around hot issues, over-hyped Internet stocks, and rock solid emerging growth firms. He drives prices to unsustainable heights; then, if the stock prices falter, this same unwitting manipulator panics the prices down with volatile swings in investor sentiment. The day trader is a new breed who markedly changes stock price trading charts, thoroughly confusing the growth stock "chartist" investors, or more commonly called momentum investors. Their stock-in-trade is reading charts, which formerly told these types of investors the "real story" about the firm's prospects. Charts formerly reflected the accumulated wisdom of fundamentally driven institutional investors who based their judgements on discussions with management, analyses of corporate financial reports, and competitive analysis. They believed that upwardly sloping graphs represented good investments. Today's price charts no longer accurately reflect the input of institutional money managers.

-------------------------------------------------------------------------------
16

                                                                      RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Globespan, Inc. ..............................................  $63,280,226
VeriSign, Inc. ...............................................  $54,350,932
Check Point Software Technologies, Ltd. ......................  $54,309,611
Aspect Development, Inc. .....................................  $51,938,451
BEA Systems, Inc. ............................................  $46,848,317
Abgenix, Inc. ................................................  $41,609,451
Network Appliance, Inc. ......................................  $35,766,355
Medarex, Inc. ................................................  $25,585,898
Enron Corp. ..................................................  $25,487,545
Software.com, Inc. ...........................................  $25,326,867

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Glenayre Technologies, Inc. ..................................  $40,929,617
24/7 Media, Inc. .............................................  $35,435,679
Crossroads Systems, Inc. .....................................  $33,564,089
HomeStore.com, Inc. ..........................................  $33,136,386
Sagent Technologies, Inc. ....................................  $29,095,840
DoubleClick, Inc. ............................................  $27,563,845
Power Integrations, Inc. .....................................  $27,157,281
Intermedia Communications, Inc. ..............................  $23,487,854
Knight Trading Group, Inc. ...................................  $21,522,777
Emmis Communications .........................................  $21,227,820

-------------------------------------------------------------------------------

Now the market is beset with the day trader keying off intraday moves, whose weekly patterns are religiously studied by large fund managers for their soothsaying predictive value. It is as if first year medical students were suddenly teaching experienced cardiologists how to read EKG's.

Into this environment, the Emerging Growth Fund plunged ahead with its holdings of some of the fastest revenue growth companies in the U.S. At the end of the first quarter, our stocks grew their collective revenue at a rate of over 120% on a year-over-year basis. In the second quarter of 2000, the average revenue growth of the Fund again hit new highs at over 130%. Our types of companies are still at unprecedented levels of revenue growth.

Results in the first half of 2000 were driven by outperformance in the optical networking, semiconductor, and hardware segments and underperformance in software, IT services, and Internet services. We were equally represented in both camps and thus had average performance against our peers. Investors shifted from buying the "gold prospectors" represented by the Internet stocks, to speculating on the "purveyors," represented by networking and telecommunications equipment firms. However, they sought only companies with positive earnings levels.

We believe that corporate spending on Internet initiatives will take over as the driving force of Internet-related demand; in the long run, service provider spending will lag corporate spending. Our focus now is shifting away from hardware and networking to software and IT services. Just as Windows revolutionized the personal computer, Internet software code will revolutionize corporate communication and interaction. We believe that we are well positioned for a chain-reaction along this line.

We are appreciative of the patience of our new investors who may have purchased the Fund at higher levels. We strive to take advantage of these dramatic declines in emerging growth stocks and find new investments, which we hope will have equally dramatic rises in prices in the near future.

Thank you for your trust and support.

/s/ James L. Callinan

James L. Callinan
PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility, and less liquidity.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $5.66 billion            DATA AS OF JUNE 30, 2000

ASSET ALLOCATION

[CHART]

Internet Commerce and Services                               20.8%
Computer Software & Svcs.                                    20.2%
Telecom. Equip. & Svcs.                                      15.1%
Medical/Healthcare/Biotech                                    9.5%
Computer Hardware & Components                                9.2%
Other & Other Assets                                          6.5%
Network Systems & Products                                    5.6%
Short Term Investments                                        5.4%
Media                                                         3.2%
Commercial Services                                           1.9%
Financial Services                                            1.5%
Consumer Specialty Retail                                     1.1%
                                                 TOTAL      100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

BEA Systems, Inc. ............................................    2.25%
VeriSign, Inc. ...............................................    2.07%
Abgenix, Inc. ................................................    1.86%
GlobeSpan, Inc. ..............................................    1.60%
Software.com, Inc. ...........................................    1.42%
Alteon Websystems, Inc. ......................................    1.42%
ISS Group, Inc. ..............................................    1.38%
Efficient Networks, Inc. .....................................    1.34%
Check Point Software Technologies, Ltd. ......................    1.31%
Medarex, Inc. ................................................    1.23%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/30/87)

[GRAPH]


              EGF %     S&P 500 Div. %    Lipper Small     R 2000 Growth         EGF        S&P 500    Lipper Small     R 2000 Div
 Date      Cumulative   Cumulative      Co % Cumulative   Div % Cumulative       10k       Div. 10k      Co. 10k        Growth 10k
 11/30/87     0.00%         0.00%             0.00%             0.00%          $ 10,000     $10,000      $10,000         $10,000
    12/87    26.11%         7.63%             8.53%            10.40%          $ 12,611     $10,763      $10,853         $11,040
     3/88    38.92%        13.75%            24.15%            29.63%          $ 13,892     $11,375      $12,415         $12,963
     6/88    52.22%        21.32%            33.38%            37.86%          $ 15,222     $12,132      $13,338         $13,786
     9/88    41.14%        21.74%            30.57%            34.06%          $ 14,114     $12,174      $13,057         $13,406
    12/88    43.83%        25.46%            31.10%            32.89%          $ 14,383     $12,546      $13,110         $13,289
     3/89    57.28%        34.32%            41.12%            42.76%          $ 15,728     $13,432      $14,112         $14,276
     6/89    67.09%        46.19%            50.31%            52.00%          $ 16,709     $14,619      $15,031         $15,200
     9/89    89.24%        61.44%            63.29%            65.58%          $ 18,924     $16,144      $16,329         $16,558
    12/89    107.76%       65.16%            58.34%            59.70%          $ 20,776     $16,516      $15,834         $15,970
     3/90    111.39%       60.17%            54.99%            55.45%          $ 21,139     $16,017      $15,499         $15,545
     6/90    146.38%       70.23%            64.01%            65.26%          $ 24,638     $17,023      $16,401         $16,526
     9/90    92.90%        46.82%            27.02%            22.14%          $ 19,290     $14,682      $12,702         $12,214
    12/90    127.65%       59.98%            36.41%            31.89%          $ 22,765     $15,998      $13,641         $13,189
     3/91    193.39%       83.16%            68.59%            72.19%          $ 29,339     $18,316      $16,859         $17,219
     6/91    168.62%       82.75%            66.89%            66.22%          $ 26,862     $18,275      $16,689         $16,622
     9/91    215.44%       92.54%            83.64%            84.15%          $ 31,544     $19,254      $18,364         $18,415
    12/91    261.40%      108.69%           102.48%            99.40%          $ 36,140     $20,869      $20,248         $19,940
     3/92    255.61%      103.09%           105.51%            104.86%         $ 35,561     $20,309      $20,551         $20,486
     6/92    194.28%      107.26%            88.55%            80.26%          $ 29,428     $20,726      $18,855         $18,026
     9/92    189.74%      113.81%            94.81%            83.75%          $ 28,974     $21,381      $19,481         $18,375
    12/92    252.18%      124.59%           125.97%            114.90%         $ 35,218     $22,459      $22,597         $21,490
     3/93    208.91%      134.51%           128.86%            111.05%         $ 30,891     $23,451      $22,886         $21,105
     6/93    207.44%      135.48%           135.67%            117.13%         $ 30,744     $23,548      $23,567         $21,713
     9/93    253.65%      141.62%           157.11%            137.40%         $ 35,365     $24,162      $25,711         $23,740
    12/93    277.59%      147.25%           164.19%            143.64%         $ 37,759     $24,725      $26,419         $24,364
     3/94    285.78%      137.80%           154.65%            133.71%         $ 38,578     $23,780      $25,465         $23,371
     6/94    254.28%      138.62%           140.89%            118.98%         $ 35,428     $23,862      $24,089         $21,898
     9/94    310.14%      150.51%           163.36%            139.44%         $ 41,014     $25,051      $26,336         $23,944
    12/94    307.65%      150.40%           163.08%            137.72%         $ 40,765     $25,040      $26,308         $23,772
     3/95    332.13%      174.87%           177.83%            150.76%         $ 43,213     $27,487      $27,783         $25,076
     6/95    323.92%      200.70%           203.56%            175.63%         $ 42,392     $30,070      $30,356         $27,563
     9/95    391.80%      224.93%           241.52%            206.98%         $ 49,180     $32,493      $34,152         $30,698
    12/95    390.45%      244.38%           245.75%            211.51%         $ 49,045     $34,438      $34,575         $31,151
     3/96    407.30%      262.94%           265.25%            229.41%         $ 50,730     $36,294      $36,525         $32,941
     6/96    470.62%      278.97%           295.39%            248.66%         $ 57,062     $37,897      $39,539         $34,866
     9/96    478.84%      290.85%           299.93%            245.69%         $ 57,884     $39,085      $39,993         $34,569
    12/96    495.85%      323.56%           296.42%            246.60%         $ 59,585     $42,356      $39,642         $34,660
     3/97    412.42%      334.87%           256.26%            210.25%         $ 51,242     $43,487      $35,626         $31,025
     6/97    529.69%      410.54%                              264.71%         $ 62,969     $51,054      $10,000         $36,471
     9/97    662.40%      448.85%                              326.42%         $ 76,240     $54,885      $10,000         $42,642
    12/97    606.33%      464.80%                              291.47%         $ 70,633     $56,480      $10,000         $39,147
     3/98    735.44%      543.53%                              337.98%         $ 83,544     $64,353      $10,000         $43,798
     6/98    752.80%      564.37%                              312.82%         $ 85,280     $66,437      $10,000         $41,282
     9/98    553.47%      498.46%                              220.52%         $ 65,347     $59,846      $10,000         $32,052
    12/98    804.24%      626.17%                              296.28%         $ 90,424     $72,617      $10,000         $39,628
     3/99   1056.80%      662.07%                              289.62%         $115,680     $76,207      $10,000         $38,962
     6/99   1253.41%      715.63%                              347.08%         $135,341     $81,563      $10,000         $44,708
     9/99   1358.61%      664.62%                              325.09%         $145,861     $76,462      $10,000         $42,509
    12/99   2455.02%      778.85%                              467.05%         $255,502     $87,885      $10,000         $56,705
     3/00   2950.69%      798.63%                              519.68%         $305,069     $89,863      $10,000         $61,968
     6/00   2614.63%      774.70%                              474.00%         $271,463     $87,470      $10,000         $57,400


PERFORMANCE UPDATE

                                                                   FIVE-YEAR     TEN-YEAR
                                                                     AVERAGE      AVERAGE           TOTAL     AVERAGE ANNUAL
                                    YEAR TO DATE        ONE-YEAR      ANNUAL       ANNUAL    RETURN SINCE       RETURN SINCE
                                    TOTAL RETURN    TOTAL RETURN      RETURN       RETURN     INCEPTION(1)      INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------------
Emerging Growth Fund                      6.25%          100.58%      44.98%        27.12%       2614.63%             29.98%
Russell 2000 Growth Index(2)              1.23%           28.39%      15.80%        13.26%        474.00%             14.89%
S&P 500 Index(3)                         -0.47%            7.24%      23.81%        17.78%        774.70%             18.80%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

(1) Inception date 11/30/87.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

THE INFORMATION AGE FUND-Registered Trademark-

TARGETING INVESTMENTS IN
THE INFORMATION TECHNOLOGY SECTOR





                                      [GRAPHIC]

SEMIANNUAL REPORT

THE INFORMATION AGE FUND-Registered Trademark-                  INVESTMENT STYLE

FUND PHILOSOPHY                                LARGE CAP    MID CAP    SMALL CAP
                                               VALUE        BLEND      GROWTH


   [PHOTO]                         [PHOTO]



RONALD E. ELIJAH              RODERICK R. BERRY

FOR BIOS SEE PAGES 4 & 5




The Information Age Fund-Registered Trademark- seeks to achieve long-term capital appreciation by aggressively investing in companies primarily within the information technology sector. The Fund is designed for investors who believe that aggressive investment in these companies provides significant opportunities for capital appreciation.
--------------------------------------------------------------------------------
                                  FUND UPDATE


The first half of 2000 proved to be a very challenging period for technology investors--not surprising considering the tremendous gains achieved by the sector in 1999, despite a rising interest rate environment that continued into the New Year. The Information Age Fund-Registered Trademark- was up 9.92% at the end of the first half of 2000 versus the PSE Technology Index(2), which was up 13.31% for the same period.

From the market top on March 10, 2000 to the intraday low on May 24, the NASDAQ Composite Index(4) lost over 40% of its value. Fortunately, we had already begun to position the portfolio more defensively in early March, as we became increasingly concerned about valuations. To protect our shareholders, we continued to increase the portfolio's cash position from 10.7% at the end of the first quarter to an unprecedented level of over 15% in April. In addition, we increased the liquidity of the portfolio by moving up in market capitalization. At the end of the first quarter, the median market capitalization of the Fund was $49.6 billion versus the $26.9 billion median recorded at the end of 1999.

During the first half of the year, we benefited from our over-weighting in the semiconductor sector. Our conviction remained high during the correction because our semiconductor investments possessed the greatest earnings visibility in a capacity-constrained market environment.

During the first half, our three top performing stocks Micron Technology (2.67% of the Fund as of 6/30/00), Xilinx (4.84%), and Intel (4.81%)
experienced strong growth as demand continued to outpace supply. We continue to maintain an overweighted position in semiconductor manufacturers but have slightly trimmed our capital equipment investments as we enter a period of slower growth.

Driven by global telecommunications deregulation and an explosion in data traffic, the telecommunications equipment sector has also continued the strong performance established in 1999. During the first half of the year, two investments, Corning (4.25%) and JDS Uniphase (4.09%), were among our list of top-ten performing investments. Both companies give the Fund direct exposure to the rapidly growing fiber optics area.

The worst performing sector for the Fund during the first half was the Internet space. Although we had trimmed the Fund's exposure to this sector, we entered the correction with a 7.5% weighting in Internet-focused companies. Our investments in Yahoo! (2.57%), America Online (0.00%), Exodus Communications (0.00%), and DoubleClick (0.00%) suffered along with the rest of the Internet sector as they all finished among our ten worst performing investments for the first half.

-------------------------------------------------------------------------------

RS FUNDS

GOOD IDEAS THAT WORKED

Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Micron Technology, Inc. ......................................  $12,807,045
Xilinx, Inc. .................................................   $9,860,514
Intel Corporation ............................................   $7,314,053
Corning, Inc. ................................................   $6,016,457
EMC Corporation ..............................................   $5,670,456
JDS Uniphase Corporation .....................................   $5,276,082
Applied Micro Circuits Corporation ...........................   $5,246,592
Applied Materials, Inc. ......................................   $5,008,837
LSI Logic Corporation ........................................   $4,588,730
Novellus Systems, Inc. .......................................   $4,535,096


GOOD IDEAS AT THE TIME

Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Qualcomm, Inc. ...............................................  $13,647,694
Microsoft Corporation ........................................   $6,752,887
Motorola, Inc. ...............................................   $5,355,181
Yahoo! Inc. ..................................................   $5,318,270
Legato Systems, Inc. .........................................   $5,004,611
Exodus Communications, Inc. ..................................   $4,179,250
America Online, Inc. .........................................   $3,976,913
DoubleClick, Inc. ............................................   $3,210,109
Intuit, Inc. .................................................   $2,043,799
Gateway, Inc. ................................................   $1,620,709

--------------------------------------------------------------------------------

The recent market correction has given us the opportunity to re-establish positions in some of our favorite stocks that had reached unsustainable valuations during the early months of 2000. Because software companies have the least earnings visibility, they tend to correct harder in a market downturn. Therefore, we under-weighted this sector. We have since been able to rebuild our positions in the strongest software names at a much lower cost-basis. Exiting the second quarter, the Fund's software weighting exceeded 10%, up from about 4% during the first quarter.

Looking forward, we are encouraged by the return of more realistic valuations in many of the areas in which we invest. Our companies continue to experience strong global demand, and in many instances are selling into capacity-constrained market segments. Although we believe that the larger, more established companies will lead the market, we have begun to broaden the Fund into smaller names that compete in some of the higher growth, emerging market segments.

We have also begun to build a portfolio weighting in some of the high-growth telecommunications service providers.

During the second quarter, we bought VoiceStream Wireless (1.76%), Western Wireless (0.95%), Nextel Communications (2.12%), and Allegiance Telecom (1.81%). Both VoiceStream and Nextel own valuable national footprints in the U.S., a scarce resource. Western Wireless is a super-regional wireless provider that is benefiting from high levels of roaming revenue in their highly defensible rural regions. Allegiance is one of the best-managed new competitive local exchange carriers and is showing tremendous customer growth due to their broad service offering.

The fundamental outlook for the companies that we own in The Information Age Fund-Registered Trademark- remains strong and we anticipate a continuation of the market recovery in the second half of 2000.

On behalf of the entire Information Age team, thank you for your continued support.




/s/ Ronald E. Elijah                /s/ Roderick R. Berry




Ronald E. Elijah                    Roderick R. Berry
PORTFOLIO MANAGER                   CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------
International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. Investing in a particular sector can involve greater market fluctuation.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $395.98 million

ASSET ALLOCATION

[CHART]

Telecom. Equip. & Svcs.                                              30.5%
Semiconductors & Components                                          24.1%
Computer Hardware & Components                                       12.7%
Computer Software & Svcs.                                            10.2%
Electronic Components                                                10.2%
Internet Commerce and Services                                        6.4%
Network Systems & Products                                            4.7%
Short Term Investments                                                0.8%
Other & Other Assets                                                  0.4%

                                                                    100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

EMC Corporation ..............................................       5.38%
Xilinx, Inc. .................................................       4.84%
Intel Corporation ............................................       4.81%
Cisco Systems, Inc. ..........................................       4.66%
Teradyne, Inc. ...............................................       4.34%
Corning, Inc. ................................................       4.25%
Nokia Corporation, ADR .......................................       4.23%
Applied Materials, Inc. ......................................       4.20%
Microsoft Corporation ........................................       4.14%
JDS Uniphase Corporation .....................................       4.09%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

[GRAPH]


              IA %        S&P 500 Div. %        PSE %        IA          S&P 500 Div.         PSE
Date       Cumulative      Cumulative        Technology     10k              10k          Technology
11/15/95     0.00%            0.00%            0.00%       $10,000         $10,000         $10,000
   12/95    -7.00%            3.98%            -1.81%      $ 9,300         $10,398         $ 9,819
    3/96    -6.60%            9.58%            -2.10%      $ 9,340         $10,958         $ 9,790
    6/96     7.10%           14.42%            1.23%       $10,710         $11,442         $10,123
    9/96    17.90%           18.01%            8.03%       $11,790         $11,801         $10,803
   12/96    17.85%           27.88%            17.86%      $11,785         $12,788         $11,786
    3/97     3.51%           31.30%            17.75%      $10,351         $13,130         $11,775
    6/97    22.76%           54.15%            37.35%      $12,276         $15,415         $13,735
    9/97    59.82%           65.71%            63.60%      $15,982         $16,571         $16,360
   12/97    25.09%           70.53%            41.40%      $12,509         $17,053         $14,140
    3/98    42.69%           94.30%            68.37%      $14,269         $19,430         $16,837
    6/98    49.58%           100.59%           68.34%      $14,958         $20,059         $16,834
    9/98    34.21%           80.69%            55.62%      $13,421         $18,069         $15,562
   12/98    90.40%           119.25%          118.60%      $19,040         $21,925         $21,860
    3/99    121.14%          130.09%          142.03%      $22,114         $23,009         $24,203
    6/99    146.37%          146.26%          198.22%      $24,637         $24,626         $29,822
    9/99    169.59%          130.86%          205.42%      $26,959         $23,086         $30,542
   12/99    330.72%          165.35%          373.05%      $43,072         $26,535         $47,305
    3/00    405.22%          171.32%          465.49%      $50,522         $27,132         $56,549
    6/00    373.45%          164.10%          436.01%      $47,345         $26,410         $53,601



PERFORMANCE UPDATE


                                                                                   THREE-YEAR          TOTAL     AVERAGE ANNUAL
                                                YEAR TO DATE        ONE-YEAR   AVERAGE ANNUAL   RETURN SINCE       RETURN SINCE
                                                TOTAL RETURN    TOTAL RETURN           RETURN   INCEPTION(1)       INCEPTION(1)
---------------------------------------------------------------------------------------------------------------------------------

The Information Age Fund-Registered Trademark-     9.92%          92.17%            56.82%         373.45%         39.94%
PSE Technology Index(2)                           13.31%          79.74%            57.44%         436.01%         43.74%
S&P 500 Index(3)                                  -0.47%           7.24%            19.66%         164.10%         23.35%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
-------------------------------------------------------------------------------

(1) Inception date 11/15/95.

(2) The Pacific Stock Exchange (PSE) Technology Index is an unmanaged, price-weighted index of the top 100 U.S. technology stocks. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

                            RS INTERNET AGE FUND-TM-

                    INVESTING IN COMPANIES LIKELY TO BENEFIT
                      FROM THE DEVELOPMENT OF THE INTERNET



                                   [GRAPHIC]

SEMIANNUAL REPORT


RS INTERNET AGE FUND-TM-

                                                                INVESTMENT STYLE

                                                   LARGE CAP  MID CAP  SMALL CAP
                                                     VALUE      BLEND    GROWTH


FUND PHILOSOPHY

The RS Internet Age Fund-TM- seeks capital appreciation by identifying high-quality companies and business models in emerging and rapid growth sectors whose prospects are driven by the Internet. Investment criteria include: increasing market share, high margin potential, a proprietary advantage, and a management team that can leverage that advantage. We conduct fundamental research, including extensive travel and frequent visits with company management teams. We seek to adapt quickly to industry developments. The Fund is intended for investors with long-term investment horizons.


    [PHOTO]                [PHOTO]
CATHERINE BAKER       JAMES L. CALLINAN
FOR BIOS SEE PAGE 4
--------------------------------------------------------------------------------
                                  FUND UPDATE

Although the RS Internet Age Fund-TM- finished the first half of 2000 with a 1.40% loss, it substantially outperformed TheStreet.com's Internet Sector Index(2) and Inter@ctive Week Internet Index(4), which had returns of -27.08%, and -13.61% respectively. The S&P 500 Index(3) was off 0.47% in the first half as well.

The overall market has been very volatile and difficult in 2000, with especially intense volatility in the Internet and technology sectors. Through the high of March 10, the NASDAQ Composite Index(5) was up 24.07% year-to-date and at the low on May 24, the Index was down 25.23%. Internet indices are even more volatile and large intraday stock price swings have become the norm.

We believe there are many contributors to the overall market nervousness and the sharp March and April price declines in growth and technology stocks. These contributors include interest rate concerns, a heavy IPO and secondary offering calendar, and speculative valuations on most growth stocks. In addition, as the Internet economy has begun to mature, investors are beginning to focus on companies rather than concepts, and business models have begun to matter as much as potentially enormous end markets. We are no longer in an environment where every Internet stock is a buy. While this makes Internet investing more challenging, we believe this focus on real businesses feeds into our expertise in emerging company analysis and our bottom-up, research-driven investment process.

Given the difficult market environment, the Fund performed relatively well. We believe a major reason we outperformed the indices was that we were not heavily invested in the business-to-consumer (B2C) Internet sector. Our focus on Internet infrastructure stocks helped us during periods when the market was doing well, although it did not protect us during the correction, as all Internet-related stocks suffered. In addition, we actively managed the Fund following the market correction. We tightened up the portfolio, eliminating our most speculative positions and upgrading quality. We also sold several conservative, slower-growth names that had held up well in favor of stocks that we believe are likely to come back more rapidly in a market recovery.

Some examples of companies that helped us include Globespan (2.30% of the Fund as of 6/30/00), Efficient Networks (1.76%) and Terayon (0.39%) in broadband infrastructure; Aspect Development (0.49%) and TIBCO (2.68%) in business-to-business (B2B) infrastructure; and Mercury Interactive (3.15%) and BEA Systems (1.72%) in software. Included among companies that hurt performance in the first half were those exposed to the B2C sector such as About.com (0.64%), MyPoints.com (0.00%), BeFree (0.51%), and Netcentives (0.00%). In addition, we lost money in Digital Island (2.33%), a hosting and content distribution company, as well as in i2 Technologies (3.03%), a supply chain management company that made a large acquisition during the first half of 2000.

We have always had less than 10% of the portfolio in the B2C sector. However, we continue to own About.com because it has achieved a critical mass of users and we like its innovative management team. We also remain optimistic on enabling infrastructure for building out Internet businesses.

--------------------------------------------------------------------------------

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Globespan, Inc. ..............................................   $4,770,411
Check Point Software Technologies, Ltd. ......................   $2,264,277
TIBCO Software, Inc. .........................................   $2,232,835
Brocade Communication Systems, Inc. ..........................   $2,135,726
Mercury Interactive Corporation ..............................   $1,942,537
Efficient Networks, Inc. .....................................   $1,773,082
BEA Systems, Inc. ............................................   $1,692,064
Forrester Research, Inc. .....................................   $1,632,488
Terayon Communications Systems, Inc. .........................   $1,353,121
Exchange Applications, Inc. ..................................   $1,344,191

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Digital Island, Inc. .........................................   $6,350,691
About.com, Inc. ..............................................   $4,136,570
Witness Systems, Inc. ........................................   $4,074,847
24/7 Media, Inc. .............................................   $3,423,439
MyPoints.com, Inc. ...........................................   $2,761,518
Be Free, Inc. ................................................   $2,728,460
Netcentives, Inc. ............................................   $2,274,369
Firepond, Inc. ...............................................   $2,110,332
Crossroads Systems, Inc. .....................................   $2,059,910
Stamps.com, Inc. .............................................   $1,902,121

--------------------------------------------------------------------------------

As technologies become more sophisticated, the network is becoming integrated with computing. This trend feeds demand into the hosting and content distribution market. We continue to have confidence in Digital Island because it has the strongest integrated services offering in the space and represents an attractive acquisition target in this consolidating market.

We maintain large positions in the B2B infrastructure area, which we believe is even earlier in its evolution than broadband adoption. In order for businesses to utilize the Internet when communicating with other businesses, computer systems at one company must exchange information with computer systems at other companies. An area that represents enormous opportunity within this theme is supply chain optimization. i2 Technologies has purchased Aspect Development and together, these companies have the most valuable suite of enabling software for the supply chain, as well as the broadest distribution channels.

We also remain optimistic regarding prospects for our broadband infrastructure investments. It is very early in this high-demand market since less than 3-4% of the U.S. population currently has Internet access via cable, DSL, or broadband wireless.

Despite the potentially volatile stock market, we remain very bullish on the Internet picture. We are convinced that long-term fundamental themes such as wireless, broadband access, content as well as the Internet network upgrade and buildout are still in very early stages. We believe the struggles of the online retailers are relatively inconsequential to the overall Internet buildout. The drive of the largest companies worldwide to take advantage of Internet technologies more than compensates for the weaker e-tailer spending. Our research with these companies indicates their level of urgency to apply Internet technologies to their businesses has accelerated significantly within the last six months. In the Fund, we focus heavily on infrastructure building, both for the overall Internet and by corporations taking advantage of the Internet in business. We are convinced corporations will spend billions of dollars in the next few years to communicate better with customers and to open their internal systems to trading partners. The B2B buildout will be critical to enable all companies in the economy to offer new services, to be leading edge on delivery, and to retain a competitive cost structure. It is a matter of survival and most of those who do not webify will die. We believe that this spending cycle has just begun.

We thank you for your trust and support and are working hard to continue to identify emerging opportunities driven by the development of the Internet.


  /s/ Catherine Baker         /s/ James L. Callinan
      Catherine Baker             James L. Callinan
 CO-PORTFOLIO MANAGER          CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

Investments in high-technology and Internet-related sectors may be highly volatile. Companies in these sectors operate in markets that are characterized by rapid change, evolving industry standards, frequent new service and product announcements, introductions, enhancements and changing customer demands. Investing in smaller companies can involve risks such as less publicly available information than larger companies, volatility and less liquidity. International investing can involve greater currency fluctuations and less political and economic stability. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation. Past performance is no guarantee of future results

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT: $242.92 million

ASSET ALLOCATION

[CHART]

Computer Hardware & Components                                         8.0%
Computer Software & Svcs.                                             31.8%
Network Systems and Products                                           2.4%
Internet Capital Services                                             31.7%
Telecom. Equip. & Svcs.                                               10.5%
Financial Services                                                     2.4%
Business/Commercial Services                                           8.2%
Short Term Investments and other Liabilities                           5.0%
                                                                     100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Mercury Interactive Corporation ..............................            3.15%
i2 Technologies, Inc. ........................................            3.03%
Peregrine Systems, Inc. ......................................            2.90%
Proxicom, Inc. ...............................................            2.87%
TIBCO Software, Inc. .........................................            2.68%
Diamond Technology Partners, Inc. ............................            2.53%
NetIQ Corporation ............................................            2.52%
Digital Island, Inc. .........................................            2.33%
Check Point Software Technologies, Ltd. ......................            2.30%
GlobeSpan, Inc. ..............................................            2.30%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT

Investment operations of the RS Internet Age Fund-TM- commenced on December 1, 1999. In the interest of our shareholders, results of a hypothetical $10,000 investment in the Fund versus its benchmark for this brief amount of time is not included. We believe this time period does not reflect a meaningful historical viewpoint. We want to remind investors that successful investing is not a short-term proposition. We remain focused on the Fund's goal of long-term capital appreciation.



PERFORMANCE UPDATE

                                                                               TOTAL     AVERAGE ANNUAL
                                      YEAR TO DATE       ONE-YEAR       RETURN SINCE       RETURN SINCE
                                      TOTAL RETURN   TOTAL RETURN          INCEPTION(1)       INCEPTION(1)
-------------------------------------------------------------------------------------------------------
RS Internet Age Fund-TM-                    -1.40%            n/a(6)          20.10%               n/a(7)
TheStreet.com/PHLX
 Internet Sector Index - DOT(2)            -27.08%            n/a            - 9.02%               n/a
S&P 500 Index(3)                            -0.47%            n/a              4.58%               n/a

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

(1) Inception date 12/1/99.

(2) TheStreet.com's Internet Sector Index contains 20 different leading Internet stocks involved in Internet commerce, service and software. DOT was set to an initial value of 200 on September 30, 1998. The index is equal dollar-weighted which assigns an equivalent value to each component stock. For accurate representation of the Internet sector, the composition of the index is monitored frequently by the PHLX and TheStreet.com. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The American Stock Exchange and Inter@ctive Week created the The Inter@ctive Week Internet Index. The index measures of wide range of Internet related companies involved in internet infrastructure and access, development and marketing of internet content and software, and conducting business over the internet. The Index, which contains 50 securities, is modified market-capitalization weighted. You cannot invest in an index.

(5) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

(6) Fund was not in existence for entire year.

(7) Performance has not been annualized.

                              MICROCAP GROWTH FUND

                     FOCUSING ON COMPANIES WITH MARKET CAPS
                            OF $750 MILLION OR LESS



                                   [GRAPHIC]

SEMIANNUAL REPORT

MICROCAP GROWTH FUND

                                                                INVESTMENT STYLE

                                                   LARGE CAP  MID CAP  SMALL CAP
                                                     VALUE      BLEND    GROWTH


FUND PHILOSOPHY

The RS MicroCap Growth Fund invests in a diversified portfolio of equity securities of companies with market capitalizations of $750 million or less. We seek micro-cap companies that we believe have the potential for long-term capital appreciation based on superior or niche products or services, operating characteristics, management, or other factors.


    [PHOTO]                [PHOTO]
DAVID J. EVANS      RAINERIO J. REYES
FOR BIOS SEE PAGE 5

--------------------------------------------------------------------------------
                                  FUND UPDATE

For the first half of 2000, the RS MicroCap Growth Fund overwhelmingly outperformed the Russell 2000 Growth Index(2) with a return of 23.28% compared to 1.23% for the Index.

The small-cap market was characterized by extreme volatility. After a strong start in the first 70 days of the year, a break in biotechnology stocks on March 10 prompted small stocks to decline in March and then enter a period of volatility in April and most of May in which the general trend was down. The Russell 2000 Growth declined 35.01% from the peak on March 10 to the low on May 25.

Investors should not be surprised by the correction. Valuations of technology stocks were reaching historic levels up to March 10. The rising interest rate environment finally made an impact and investors began to question the valuations and business models of many Internet related companies. In this environment the initial public offering market cooled off dramatically. Record one-day "pops" out of new issues became rare and the deal flow slowed considerably.

Given this environment, we are particularly proud of the Fund's performance. Our bottom-up approach led us to cut our technology holdings back before the market corrected on March 10. Despite the volatility in the sector, the remaining technology positions we did hold were net positive contributors for the period. Further, our increased weightings in the products and services sector helped greatly through April and May.

Some examples that helped us include Applied Films (2.18% of the Fund as of 6/30/00) and AstroPower, Inc. (1.08%) in technology, Molecular Devices (1.24%) and Albany Molecular (1.08%) in healthcare, and 1-800-Contacts (1.87%) and PC Connection (0.77%) in products and services. Included among the companies that hurt us during the quarter was T/R Systems, Inc. (0.51%), which specializes in digital document processing.

Applied Films Corporation and AstroPower, Inc. are very good examples of companies that dominate a niche that is experiencing rapid growth. Applied Films develops, produces, and sells proprietary thin film coated glass for the flat panel display market. They are the market leaders, with a 20% market share. The flat panel display market is projected to grow from $15 billion at present to $50 billion by 2005. AstroPower, Inc. is the low cost producer of solar cells used for powering applications in remote locations, such as those used in wireless communications infrastructure.

Two longer-term holdings, Molecular Devices Corporation and Albany Molecular Research, Inc. are both great derivative plays on the ongoing biotechnology revolution. Molecular Devices is the world's leading designer, manufacturer, and marketer of high performance microplate readers for molecular and cellular analysis. Albany Molecular provides a broad array of chemistry research and development services, as well as bulk commercial manufacturing services. On June 26, 2000, much excitement was created by the announcement that the human genome has been completely mapped.


--------------------------------------------------------------------------------

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Cree, Inc. ...................................................   $1,508,749
Anaren Microwave, Inc. .......................................   $1,395,097
Photon Dynamics, Inc. ........................................   $1,310,091
Powerwave Technologies, Inc. .................................   $1,282,493
Celgene Corporation ..........................................   $1,250,230
AstroPower, Inc. .............................................   $1,228,338
Zygo Corporation .............................................   $1,206,978
QLogic Corporation ...........................................   $1,170,098
1-800-Contacts, Inc. .........................................   $1,112,959
Alexion Pharmaceuticals, Inc. ................................   $1,095,478

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

T/R Systems, Inc. ............................................   $1,417,401
QRS Corporation ..............................................   $1,219,275
Power Integrations, Inc. .....................................   $  924,191
Fargo Electronics ............................................   $  789,710
Netzee, Inc. .................................................   $  699,299
Eltrax Systems, Inc. .........................................   $  697,336
Intercept Group, Inc. ........................................   $  664,805
Segue Software, Inc ..........................................   $  571,958
Pilot Network Services, Inc. .................................   $  563,465
DoubleClick, Inc. ............................................   $  491,111

--------------------------------------------------------------------------------


Making productive use of this information, i.e. developing revolutionary new drugs will require geometric increases in research and development efforts. Molecular Devices and Albany Molecular are ready to "sell their picks and axes to the gold miners."

During the first half of 2000, 1-800-Contacts and PC Connection contributed strongly to the products and services sectors. 1-800-Contacts, Inc., is a profitable, rapidly growing direct marketer of contact lenses at discount prices over the phone and through the Internet. The company, another long-term holding, addresses a growing multi-billion dollar market, and has limited competition. PC Connection is one of the leading direct marketers of personal computers, accessories, software, and networking products. They have emerged as one of the three largest companies in its space and the scale it has achieved is now a sustainable competitive advantage.

Despite its negative impact on our first quarter results, we maintain a position in T/R Systems, Inc. The company continues to successfully execute its strategy in digital document processing, beating earnings estimates and introducing new products. Using its proprietary software and hardware, T/R Systems has introduced cluster printing, which permits printers across a network to operate as one device. Its stock price has suffered as investors mistakenly linked its prospects with that of larger industry players such as Xerox and Electronics for Imaging. We believe that the unique attributes of T/R Systems will gain proper recognition over time, justifying our patience.

As we look to the second half of 2000, we believe the prospects for the overall U.S. stock market are good as the economy remains healthy and efforts by the Fed to restrain inflation appear to be successful. We are particularly excited about the opportunities within the micro-cap sector. The companies that are currently in the portfolio, as well as the many prospects we are considering, are fundamentally sound and can now be purchased at bargain prices. History has shown that coming out of corrections, small-cap stocks are capable of significantly outperforming the S&P 500 Index(3).

As bottom-up stock pickers, we continue to focus on individual company fundamentals, with the aim of creating a broadly diversified portfolio. In this volatile environment, that strategy helped us greatly.

Thank you again for your continued support.

/s/ David J. Evans   /s/ Rainerio J. Reyes
    David J. Evans       Rainerio J. Reyes
 PORTFOLIO MANAGER    CO-PORTFOLIO MANAGER

--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security.

SEMIANNUAL REPORT


ASSETS UNDER MANAGEMENT: $125.84 million

ASSET ALLOCATION

[CHART]

Computer Hardware & Components                                        12.3%
Medical/Healthcare/Biotech                                            11.9%
Telecom. Equip. & Svcs.                                               11.8%
Electronic Components                                                 10.2%
Business/Commercial Services                                           9.9%
Consumer Specialty Retail                                              9.6%
Other & Other Assets                                                   9.0%
Short Term Investments                                                 7.9%
Computer Software & Svcs.                                              3.7%
Manufacturing & Machinary                                              4.0%
Restaurants & Food                                                     3.1%
Construction/Infrastructure                                            2.3%
Education & Training                                                   1.6%
Broadcasting/Radio/TV                                                  1.4%
Transportation                                                         1.3%
                                                                     100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Applied Films Corporation ....................................            2.18%
1-800-Contacts, Inc. .........................................            1.87%
California Amplifier, Inc. ...................................            1.82%
Universal Electronics, Inc. ..................................            1.77%
Interlink Electronics, Inc. ..................................            1.66%
Newgen Results Corporation ...................................            1.66%
Rent Way, Inc. ...............................................            1.62%
Pericom Semiconductor Corporation ............................            1.62%
Gaiam, Inc. ..................................................            1.54%
Photon Dynamics, Inc. ........................................            1.48%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 8/15/96)

[GRAPH]


              MCG %           S&P 500 Div. %          R2000G Div. %      MCG         S&P 500 Div.        R2000G Div.
Date       Cumulative           Cumulative             Cumulative        10k            10k                 10k
 8/15/96      0.00%               0.00%                  0.00%          $10,000        $10,000            $10,000
    9/96      5.70%               4.07%                  7.94%          $10,570        $10,407            $10,794
   12/96     10.00%               12.78%                 8.22%          $11,000        $11,278            $10,822
    3/97      2.00%               15.79%                 -3.13%         $10,200        $11,579            $ 9,687
    6/97     25.70%               35.94%                 13.88%         $12,570        $13,594            $11,388
    9/97     59.90%               46.14%                 33.15%         $15,990        $14,614            $13,315
   12/97     43.50%               50.38%                 22.23%         $14,350        $15,038            $12,223
    3/98     65.70%               71.35%                 36.76%         $16,570        $17,135            $13,676
    6/98     54.20%               76.90%                 28.90%         $15,420        $17,690            $12,890
    9/98     16.30%               59.35%                 0.08%          $11,630        $15,935            $10,008
   12/98     42.60%               93.35%                 23.74%         $14,260        $19,335            $12,374
    3/99     44.10%              102.91%                 21.66%         $14,410        $20,291            $12,166
    6/99     71.90%              117.17%                 39.60%         $17,190        $21,717            $13,960
    9/99     65.60%              103.59%                 32.73%         $16,560        $20,359            $13,273
   12/99     123.40%             134.00%                 77.06%         $22,340        $23,400            $17,706
    3/00     198.80%             139.27%                 93.49%         $29,880        $23,927            $19,349
    6/00     175.40%             132.90%                 79.23%         $27,540        $23,290            $17,923


PERFORMANCE UPDATE

                                                                       THREE-YEAR             TOTAL     AVERAGE ANNUAL
                                      YEAR TO DATE       ONE-YEAR  AVERAGE ANNUAL      RETURN SINCE       RETURN SINCE
                                      TOTAL RETURN   TOTAL RETURN          RETURN         INCEPTION(1)       INCEPTION(1)
----------------------------------------------------------------------------------------------------------------------
MicroCap Growth Fund                        23.28%         60.21%          29.85%           175.40%             29.86%
Russell 2000 Growth Index(2)                 1.23%         28.39%          16.32%            79.23%             16.24%
S&P 500 Index(3)                            -0.47%          7.24%          19.66%           132.90%             24.37%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 8/15/96.

(2) The Russell 2000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                           MIDCAP OPPORTUNITIES FUND

                      SEEKING GROWTH IN MID-CAP COMPANIES
                       WHILE ATTEMPTING TO MODERATE RISK

                                   [GRAPHIC]

SEMIANNUAL REPORT

MIDCAP OPPORTUNITIES FUND

                                                                INVESTMENT STYLE
                                                     LARGE CAP MID CAP SMALL CAP
                                                       VALUE    BLEND   GROWTH


FUND PHILOSOPHY

[PHOTO]

JOHN L. WALLACE

FOR BIO SEE PAGE 5

The RS MidCap Opportunities Fund seeks to achieve long-term total return by investing primarily in mid-cap stocks, convertible bonds, and preferreds. Our flexible, bottom-up approach is based on value recognition and trend analysis. We look for well-managed companies with improving fundamentals that may be positioned for growth. Our formula for long-term success also includes a disciplined approach to managing risk: losses are eliminated quickly, and we are constantly looking for new opportunities.

--------------------------------------------------------------------------------
                                 FUND UPDATE

The RS MidCap Opportunities Fund finished the first half of 2000 with a return of 2.14% versus our primary benchmark, the Russell Midcap Index(2), which was up 5.12% for the same period. The market has experienced abnormal volatility during the first six months of the year as investors have grappled with rising interest rates, prospects for slowing growth, and extended valuations.

In addition, the narrowness of the overall market, as measured by the NYSE cumulative advance-decline line, has had negative implications for broadly diversified portfolios such as ours. We want to remind investors that the MidCap Opportunities Fund is not a fund that makes large sector bets or has concentrated positions in individual stocks. The high degree of volatility in today's market can make this an extremely risky strategy, but at the same time has rewarded funds with aggressively high weightings in the technology, biotechnology, and telecommunications equipment sectors. We believe diversification is a great risk management tool and will manage the Fund accordingly.

During the first half of 2000, we made a few shifts in our sector exposure, notably an increase in the energy weighting during the first quarter and a reduction in the exposure to pure play Internet stocks.

Although our energy investments were selected on an individual basis, we cannot ignore the macro trends that dictate the health of the overall sector. We believe industry fundamentals today are better than they were in 1997, the peak of the last cycle. Recent oil output increases by OPEC to meet strong global demand have done very little to alleviate higher-than-expected commodity prices. We feel that prices are likely to stay higher than consensus estimates due to several factors: OPEC production reaching capacity limitations, stable global demand, low inventory levels, and accelerating depletion rates of reserves. We remain overweighted in energy and think this group could outperform the broader market for the balance of the year. Our biggest winners during the last six months were EOG Resources (1.79% of the Fund as of 6/30/00), ENSCO (1.07%), and Global Marine (1.62%).

We reduced our exposure to telecommunications stocks in the second quarter when we became concerned with funding needs, competitive pricing, and provisioning issues. We feel, however, that some of these concerns are unwarranted and remain committed to several investments including Primus Telecommunications (1.75% common stock, 1.19% convertible bonds), Motient (1.09%), and e.spire Communications (1.01%).


--------------------------------------------------------------------------------

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Administaff, Inc. ............................................   $3,255,472
Tektronix, Inc. ..............................................   $3,165,114
TransSwitch Corporation ......................................   $3,122,657
Advanced Micro Devices .......................................   $2,696,316
EOG Resources, Inc. ..........................................   $2,261,214
Ivax Corporation .............................................   $1,953,982
Cephalon, Inc. ...............................................   $1,821,750
ENSCO International ..........................................   $1,797,960
PerkinElmer, Inc. ............................................   $1,692,559
Global Marine ................................................   $1,548,855

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Stamps.com, Inc. .............................................   $4,377,604
Primus Telecommunications Group, Inc. ........................   $4,198,897
Legato Systems, Inc. .........................................   $3,240,884
Motient Corporation ..........................................   $2,023,623
Getty Images, Inc. ...........................................   $1,923,291
FLAG Telecommunications Holdings Ltd. ........................   $1,720,721
RealNetworks, Inc. ...........................................   $1,709,763
Seminis, Inc. ................................................   $1,674,139
Modis Professional Services ..................................   $1,655,839
e.spire Communications, Inc. .................................   $1,589,178

--------------------------------------------------------------------------------

The dominant theme in the U.S., and around the world, is slowing economic growth. Rate hikes started twelve months ago, but because of the lag effect, it takes 6-12 months for rising interest rates to trickle down and affect the economy. We are starting to see signs of a slow down: retail and auto sales are slowing, house starts are coming to an abrupt halt, and consumer loan activity is drying up. The Fed continues to express its concern over inflation and has signaled to the market repeatedly that it may not yet be finished with its rate hikes. If the Fed can successfully engineer a "soft landing," which so far seems to be working, the price erosion and P/E contraction of many mid-cap growth stocks may end.

While the first half of the year was challenging, we do not feel the portfolio has suffered from fundamental deterioration and we are optimistic about its growth prospects. We continue to find many well-managed companies that have excellent appreciation potential with limited downside risk. On behalf of the entire MidCap Opportunities team, we thank you for your support.

/s/ John L. Wallace

John L. Wallace

PORTFOLIO MANAGER

--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $234.40 million


ASSET ALLOCATION

[CHART]

Energy                                                                    22.4%
Computer Hardware & Components                                            19.9%
Telecom. Equip. & Svcs.                                                    9.6%
Short Term Investments                                                     8.2%
Medical/Healthcare/Biotech                                                 8.0%
Financial Services                                                         7.8%
Other & Other Assets                                                       5.2%
Consumer Specialty Retail                                                  3.7%
Computer Software & Svcs.                                                  3.7%
Electronic Components                                                      3.5%
Construction/Infrastructure                                                2.1%
Media                                                                      1.9%
Hotels & Motels                                                            1.6%
Environmental Services                                                     1.2%
Business Services                                                          0.6%
Agricultural Products                                                      0.6%


                                                                         100.0%

DATA AS OF JUNE 30, 2000
TOP TEN HOLDINGS

Tektronix, Inc. ..............................................            2.48%
Thermo Electron Corporation ..................................            2.48%
Southdown, Inc. ..............................................            2.09%
Apache Corporation ...........................................            2.07%
Nabors Industries, Inc. ......................................            1.99%
Tenet Healthcare Corporation .................................            1.84%
Montana Power Company ........................................            1.81%
AES Corporation ..............................................            1.79%
EOG Resources, Inc. ..........................................            1.79%
Primus Telecommunications Group, Inc. ........................            1.75%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)

[GRAPH]


            MidCap Opp %       S&P 500 Div. %          Russell             G&I         S&P 500 Div.      Russell MidCap
Date         Cumulative          Cumulative            MidCap %            10k            10k                 10k
 7/12/95        0.00%               0.00%                0.00%            $10,000        $10,000             $10,000
    9/95        7.60%               4.88%                4.76%            $10,760        $10,488             $10,476
   12/95       12.40%              11.16%                8.14%            $11,240        $11,116             $10,814
    3/96       22.00%              17.15%               14.65%            $12,200        $11,715             $11,465
    6/96       33.30%              22.33%               17.88%            $13,330        $12,233             $11,788
    9/96       33.40%              26.16%               21.57%            $13,340        $12,616             $12,157
   12/96       39.56%              36.72%               28.68%            $13,956        $13,672             $12,868
    3/97       35.26%              40.37%               27.63%            $13,526        $14,037             $12,763
    6/97       52.16%              64.79%               44.94%            $15,216        $16,479             $14,494
    9/97       78.50%              77.16%               64.19%            $17,850        $17,716             $16,419
   12/97       70.82%              82.31%               66.01%            $17,082        $18,231             $16,601
    3/98       91.03%             107.72%               83.95%            $19,103        $20,772             $18,395
    6/98       83.96%             114.45%               81.18%            $18,396        $21,445             $18,118
    9/98       59.07%              93.17%               54.32%            $15,907        $19,317             $15,432
   12/98       90.71%             134.39%               82.77%            $19,071        $23,439             $18,277
    3/99       104.16%            145.98%               81.92%            $20,416        $24,598             $18,192
    6/99       135.67%            163.27%              101.66%            $23,567        $26,327             $20,166
    9/99       123.58%            146.81%               84.33%            $22,358        $24,681             $18,433
   12/99       197.73%            183.68%              116.09%            $29,773        $28,368             $21,609
    3/00       251.78%            190.06%              137.89%            $35,178        $29,006             $23,789
    6/00       204.09%            182.34%              127.15%            $30,409        $28,234             $22,715


PERFORMANCE UPDATE

                                                                            THREE-YEAR          TOTAL    AVERAGE ANNUAL
                                      YEAR TO DATE          ONE-YEAR    AVERAGE ANNUAL   RETURN SINCE      RETURN SINCE
                                      TOTAL RETURN      TOTAL RETURN            RETURN      INCEPTION(1)      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------
MidCap Opportunities Fund                    2.14%            29.03%            25.96%        204.09%            25.06%
Russell Midcap Index(2)                      5.12%            12.64%            16.16%        127.15%            17.94%
S&P 500 Index(3)                            -0.47%             7.24%            19.66%        182.34%            23.21%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1)  Inception date 7/12/95.

(2) The Russell Midcap Index consists of the smallest 800 securities in the Russell 1000 Index, as ranked by total market capitalization. This index accurately captures the medium sized universe of securities and represents approximately 30% of the Russell 1000 total market capitalization. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                              VALUE + GROWTH FUND

                      A FUND SEEKING CAPITAL APPRECIATION
                           FOR THE LONG-TERM INVESTOR

                                   [GRAPHIC]

SEMIANNUAL REPORT

VALUE + GROWTH FUND

                                                                INVESTMENT STYLE
                                                     LARGE CAP MID CAP SMALL CAP
                                                      VALUE     BLEND   GROWTH


FUND PHILOSOPHY

[PHOTO]

RONALD E. ELIJAH

FOR BIO SEE PAGE 5

The RS Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, and in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.

--------------------------------------------------------------------------------
                                FUND UPDATE

For the first half of 2000, the RS Value + Growth Fund was up 7.33% compared to a 0.47% loss for the S&P 500 Index(3) and a 4.23% gain for the Russell 1000 Growth Index(2). Technology investing has always been an investment focus of the Fund, which in the past has handsomely rewarded the Fund's investors. Largely driven by the first quarter surge in the technology sector, the Fund has been able to exceed its benchmark during the first half of the year. However, our long-term "bullish" view for technology investing was severely tested in the second quarter when the Fund suffered a 6.10% setback versus the 2.66% loss for the S&P 500 and a 2.70% loss for the Russell 1000 Growth. The significance of the second quarter technology correction is perhaps best illustrated by the declines seen by the S&P Technology Index(4) (-8.61%) and the NASDAQ Composite Index(5) (-13.27%).

Although our long-term view on technology remained bullish as we entered 2000, we became cautious about the overall "dot.com" mania that was enveloping the equity market. By far, the most extraordinary event was the devastation wrought upon the NASDAQ as it declined 37% from its March peak to its May trough. True, the market often alternates from excessively euphoric to overly negative, but we do not believe that the assault upon the dot.com stocks was excessive. At the same time, a number of excellent technology companies were beaten down as investors and portfolio managers were forced to find liquidity to satisfy margin requirements and investor redemptions. This has provided us with an opportunity to buy good technology companies at reasonable valuations.

Motorola (1.44% of the Fund as of 6/30/00) is a great example of a stock that in one quarter has swung from being a Wall Street darling to a misunderstood technology company. Before peaking in early March, Motorola stock had appreciated approximately 150% over the prior twelve months. Suffering from an extremely overbought situation, coupled with confusion about its future profit potentials in the wireless handset business, Motorola stock declined 50% in the second quarter. Based on our research work and our overall view that the wireless communications industry's long-term growth prospects remain intact for several years to come, we concluded that Motorola's growth and profit potentials remain solid. We believe its equity is an exceptional value, suffering only from a perception problem.

With the market excess removed and growing signs that the U.S. economy is slowing, the Federal Reserve passed on its opportunity to raise interest rates during June. It seems likely the Fed is close to concluding its yearlong program of trying to restrain U.S. GDP growth. However, the Fed does admit that it is currently too early to make that judgment. For investors, uncertainty at the Fed means that market volatility will likely continue. Nonetheless, we believe that equities should be a better investment in the second half than they were during the first half of 2000, particularly in technology. We expect earnings to come through exceptionally strong for the technology sector at mid-year and accelerate in the second half as the sector heads into its seasonally strong period.


--------------------------------------------------------------------------------

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Xilinx, Inc. .................................................  $19,713,724
Intel Corporation ............................................  $19,173,150
Applied Materials, Inc. ......................................  $14,839,629
Texas Instruments, Inc. ......................................  $14,234,763
Merrill Lynch & Co., Inc. ....................................   $9,088,947
UnitedHealth Group, Inc. .....................................   $7,281,900
Altera Corporation ...........................................   $5,873,700
Best Buy Co., Inc. ...........................................   $5,252,775
Cardinal Health, Inc. ........................................   $4,949,544
Morgan Stanley Dean Witter & Company .........................   $4,555,119

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Microsoft Corporation ........................................  $11,962,125
BMC Software, Inc. ...........................................   $6,369,353
Motorola, Inc. ...............................................   $6,312,569
Costco Wholesale Corp. .......................................   $5,806,639
Worldcom, Inc. ...............................................   $4,938,220
Staples, Inc. ................................................   $4,155,318
Comcast Corporation ..........................................   $3,900,000
Wal-Mart Stores, Inc. ........................................   $3,569,600
Oracle Corporation ...........................................   $3,319,776
Home Depot, Inc. .............................................   $2,926,778

--------------------------------------------------------------------------------


We focus the Fund's investments within sectors of the U.S. economy that we believe possess the best growth prospects for the next three to five years, which includes technology, healthcare, and financial services. Our investment focus in the latter two sectors is based on the aging of the "baby boom" generation. This generation, which numbers almost 86 million Americans, is placing increasing demands on the healthcare system each year as they age and on financial services as "boomers" focus their attention on financial planning and retirement.

Healthcare and financial services lagged the overall market in 1999, because they historically do not perform well in rising interest rate environments. In 2000, both sectors have responded positively to the declining interest rate environment since early March, and to early indications that U.S. economic growth is easing. Within our healthcare investments, it was gratifying to finally be rewarded as an investor in UnitedHealth Group (3.01%). We have been a long-term shareholder of UnitedHealth and have always had great respect for management and agree with their strategy of creating a preeminent national healthcare organization. The success of this strategy is beginning to be revealed by the company's earnings growth acceleration. UnitedHealth stock appreciated almost 50% during the six-month period. Further, we continue to see good values and great investment merit within the healthcare and financial services sectors for the second half of 2000 and into 2001.

Given the concentrated nature of our portfolio, we are very pleased to have performed well during a period of extreme stress and volatility that gripped the equity market. The first six months of 2000 tested us to stay focused on our investment objectives--to participate in the great growth potential of our capital markets, while avoiding overexposure of our capital during periods of excessive market speculation.

Temptations to "time" the market rise in periods of volatility. However, we have always encouraged investors to maintain a longer investment horizon if the long-term fundamentals remain bright, which we believe they still are. Once investors recognize that values still exist in an overall positive equity environment, the market often surges. Predicting the timing of these market advances is extremely difficult. A good economy--although slowing, low inflation, and easing of interest rates, should translate to an overall positive investment year for all of us during the rest of 2000.

As always, thank you for your ongoing support.

/s/ Ronald E. Elijah

Ronald E. Elijah

PORTFOLIO MANAGER

--------------------------------------------------------------------------------

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $636.36 million

ASSET ALLOCATION

[CHART]

Computer Hardware & Components                               30.1%
Financial Services                                           19.6%
Consumer Specialty Retail                                    16.1%
Medical/Healthcare/Biotech                                   11.7%
Telecom. Equip. & Svcs.                                       6.6%
Computer Software & Svcs.                                     6.4%
Media                                                         5.4%
Distribution/Wholesale                                        3.4%
Other & Other Assets                                          0.6%
Short Term Investments                                        0.1%

                                                           100.00%

DATA AS OF JUNE 30, 2000
TOP TEN HOLDINGS

Intel Corporation ............................................            7.84%
Applied Materials, Inc. ......................................            5.55%
Texas Instruments, Inc. ......................................            5.27%
Merrill Lynch & Co., Inc. ....................................            5.21%
Xilinx, Inc. .................................................            5.19%
Morgan Stanley Dean Witter & Co. .............................            4.71%
Microsoft Corporation ........................................            4.09%
Bristol-Myers Squibb Company .................................            3.43%
Best Buy Co., Inc. ...........................................            3.33%
Citigroup, Inc. ..............................................            3.10%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 5/12/92)

[GRAPH]


             V+G %           S&P 500 Div. %         R1000 Growth        V+G       S&P 500 Div.       R1000 Growth
Date       Cumulative           Cumulative            Cumulative        10k           10k                10k
5/12/92      0.00%                0.00%                 0.00%         $10,000        $10,000            $10,000
   6/92     -1.99%               -1.54%                -2.34%         $ 9,801        $ 9,846            $ 9,766
   9/92      0.99%                1.57%                 1.93%         $10,099        $10,157            $10,193
  12/92     10.04%                6.69%                 9.03%         $11,004        $10,669            $10,903
   3/93     19.33%               11.40%                 8.10%         $11,933        $11,140            $10,810
   6/93     19.43%               11.86%                 6.43%         $11,943        $11,186            $10,643
   9/93     28.43%               14.78%                 8.01%         $12,843        $11,478            $10,801
  12/93     33.78%               17.46%                12.17%         $13,378        $11,746            $11,217
   3/94     38.90%               12.97%                 7.22%         $13,890        $11,297            $10,722
   6/94     32.76%               13.35%                 6.11%         $13,276        $11,335            $10,611
   9/94     55.60%               19.00%                14.28%         $15,560        $11,900            $11,428
  12/94     64.69%               18.95%                15.11%         $16,469        $11,895            $11,511
   3/95     89.27%               30.58%                26.07%         $18,927        $13,058            $12,607
   6/95     130.86%              42.85%                38.45%         $23,086        $14,285            $13,845
   9/95     175.36%              54.36%                51.02%         $27,536        $15,436            $15,102
  12/95     135.01%              63.60%                57.90%         $23,501        $16,360            $15,790
   3/96     126.51%              72.41%                66.38%         $22,651        $17,241            $16,638
   6/96     134.29%              80.03%                76.96%         $23,429        $18,003            $17,696
   9/96     149.64%              85.67%                83.34%         $24,964        $18,567            $18,334
  12/96     168.19%             101.21%                94.41%         $26,819        $20,121            $19,441
   3/97     161.98%             106.59%                95.45%         $26,198        $20,659            $19,545
   6/97     204.83%             142.53%                132.42%        $30,483        $24,253            $23,242
   9/97     255.11%             160.73%                149.89%        $35,511        $26,073            $24,989
  12/97     205.23%             168.31%                153.68%        $30,523        $26,831            $25,368
   3/98     244.86%             205.71%                192.12%        $34,486        $30,571            $29,212
   6/98     260.66%             215.61%                205.38%        $36,066        $31,561            $30,538
   9/98     213.52%             184.30%                177.64%        $31,352        $28,430            $27,764
  12/98     288.98%             244.97%                251.87%        $38,898        $34,497            $35,187
   3/99     327.10%             262.02%                274.24%        $42,710        $36,202            $37,424
   6/99     337.46%             287.46%                288.64%        $43,746        $38,746            $38,864
   9/99     309.09%             263.23%                274.41%        $40,909        $36,323            $37,441
  12/99     399.58%             317.50%                368.55%        $49,958        $41,750            $46,855
   3/00     471.00%             326.90%                401.94%        $57,100        $42,690            $50,194
   6/00     436.20%             315.53%                388.38%        $53,620        $41,553            $48,838


PERFORMANCE UPDATE

                                                                            THREE-YEAR          TOTAL    AVERAGE ANNUAL
                                      YEAR TO DATE          ONE-YEAR    AVERAGE ANNUAL   RETURN SINCE      RETURN SINCE
                                      TOTAL RETURN      TOTAL RETURN            RETURN   INCEPTION(1)      INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------
Value + Growth Fund                         7.33%             22.57%            18.36%        436.20%            22.91%
Russell 1000 Growth Index(2)                4.23%             25.66%            28.67%        388.38%            21.51%
S&P 500 Index(3)                           -0.47%              7.24%            23.81%        315.53%            19.12%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

(1)  Inception date 5/12/92.

(2) The Russell 1000 Growth Index is an unmanaged market capitalization-weighted index containing those securities in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(4) The S&P Technology Index is a sector index of the S&P 500 Index. It represents the technology portion of the S&P 500 Index which is an unmanaged market capitalization-weighted index of 500 stocks designed to measure the broad domestic economy. The S&P 500 Index is broken down into 10 sectors, including the technology sector to which 78 holdings in the broader index are currently classified. You cannot invest in an index.

(5) The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. The index is market-value weighted and contains over 5,000 companies. The broad base of this index makes it one of the most widely followed. You cannot invest in an index.

                            THE CONTRARIAN FUND(TM)

                      SEEKING OUT OF FAVOR INVESTMENTS AND
                           SHORTING OVERVALUED STOCKS


                                  [GRAPHIC]

SEMIANNUAL REPORT

THE CONTRARIAN FUND-TM-

                                                               INVESTMENT STYLE*

                                                   LARGE CAP  MID CAP  SMALL CAP
                                                     VALUE      BLEND    GROWTH


FUND PHILOSOPHY


The Contrarian Fund-TM- seeks to achieve maximum long-term growth of capital by investing worldwide in growing companies that are attractively priced. The Fund invests on a global basis in an effort to make timely investments in new discovery ideas or in companies and industries that are neglected, unpopular, or overlooked. When appropriate, the Fund will short sell stocks.

SENIOR PORTFOLIO
MANAGERS

PAUL H. STEPHENS

ANDREW P. PILARA, JR.

RICK BARRY

FOR BIOS SEE PAGE 6

--------------------------------------------------------------------------------
                                  FUND UPDATE

In the first six months of this year, we continued the performance turnaround that began in 1999. The Contrarian Fund-TM- returned 6.80% in the first half of 2000, outperforming the MSCI AC World Index(2), which returned -3.22% and the S&P 500 Index(3), which returned -0.47% for the same period. In addition, the Fund finished the second quarter with an increase of 10.22%, significantly outperforming both the MSCI AC World and S&P 500, which returned -4.18% and -2.66%, respectively.

The energy sector has been an important part of the Fund's performance and currently is a significant percentage of its total assets. In 1999, we began investing in energy with a particular emphasis on natural gas stocks, which proved to be our best performers in the first six months. In the past year, the price of natural gas has doubled and the stocks have rebounded accordingly.

We believe the fundamentals point to still higher stock prices. Demand growth is increasing and supply is not keeping pace. In fact, natural gas supplies in the United States have not increased since 1994 and were actually down in 1998 and 1999. In addition to the more commonly recognized uses for natural gas, it is also a preferred feed stock for generating electricity. Thus, the New Economy's heavy demand for electricity has made natural gas stocks a derivative Internet play.

Our investment strategy is to continue owning energy companies, with particular emphasis on natural gas companies. We see the possibility of electricity brownouts this summer and natural gas shortage this winter.

Even with an increasing rig count and milder weather, the energy companies cannot bring on enough gas soon enough to satisfy demand. If we have a cold winter, industrial plants may possibly have to shut down due to a shortage of natural gas.

Ivanhoe Energy (19.23% of the Fund as of 6/30/00), which we wrote about in our 1999 Annual Report letter, was our best performing stock for the first half of 2000. Coming into this year, it was our second largest position and year-to-date it is up 150%. The company has amassed a large portion of land in California's San Joaquin Basin, which is in close proximity to the recent deep gas discovery of Berkley Petroleum. Although it is early in the exploration stage, this could be one of the biggest onshore gas fields in the United States. This is high value gas (liquids-rich gas) within a basin with a well-developed infrastructure. The natural gas can be easily sold into the strong California market. Ivanhoe continues to conduct a large 3-D survey and they have identified more than 20 exploration prospects in the basin.

For an early stage energy company, an impressive management team has been assembled. The chairman is David Martin, formerly the CEO and president of Occidental Oil and Gas; CEO Leon Daniels previously headed up worldwide business development for Occidental; and John Carver, a director, was formerly head of Occidental's worldwide exploration team. We believe we own a company with very good management that has "home run" potential in its California properties. Our research analyst/geologist, Borden Putnam, is also evaluating a number of additional companies active in the San Joaquin Basin.

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS

GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)

Ivanhoe Energy, Inc. .........................................  $12,822,654
EOG Resources, Inc. ..........................................   $3,346,875
Anderson Exploration, Ltd. ...................................   $1,400,518
Devon Energy Corp. ...........................................   $1,368,498
Vengold ......................................................   $1,128,377
African Minerals Ltd. ........................................   $  827,839
Brookfield Properties ........................................   $  824,488
Talisman .....................................................   $  780,312
Seagate Technology, Inc. .....................................   $  437,313
Coastal Corporation ..........................................   $  416,861

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

Inco, Ltd. ...................................................   $3,516,236
Qualcomm, Inc. ...............................................   $3,205,783
Consolidated African Mines Ltd. ..............................   $  914,347
Intervoice, Inc. .............................................   $  838,271
Unisys Corp. .................................................   $  823,205
Pittston Brink's Group .......................................   $  762,125
Lafarge Corporation ..........................................   $  686,133
USG Corporation ..............................................   $  632,991
AMR Corporation ..............................................   $  563,520
Diamond Fields Int'l .........................................   $  502,032

--------------------------------------------------------------------------------


We have also started buying electric utilities that have not locked themselves into low-priced, long-term contracts. As mentioned earlier, the New Economy is placing increasing demands on our electric generation infrastructure. It is estimated that the New Economy currently consumes 13% of the total electricity produced, up from 3% in 1995. Power prices spiked last summer, reflecting a shortage of domestic generation capacity. Secretary of Energy Bill Richardson has voiced his concern over summer power shortages and the power grid infrastructure. It is a simple fact--the demand for power is accelerating. We currently own Southern Company (1.12%) and Duke Energy (1.08%) both of which are utility companies that have not restricted their pricing with long-term contracts. Each of these companies possesses excellent growth components, above average yields, and good total return potential.

We are expanding on our "old economy" investments. This is certainly a contrarian position. We have added aluminum, cement, real estate, and paper companies to our portfolio because we believe that these companies are now more focused on profitability (return on capital). Except for energy, commodity prices have not yet risen to reflect the more favorable supply/demand fundamentals. These old economy companies are the cheapest that we have seen them in many years, despite the fact that the majority are seeing their best returns in two decades. In addition to our "old economy" industrial focus, we plan to increase our consumer staple and financial services weightings.

Our four poorest performers have either been sold or sold down to a smaller percentage of the Fund. Two of the four, Qualcomm (0.00%) and Inco-VBN (1.45%), were big winners for us up until this year, but they have declined since the beginning of the year.

We believe that The Contrarian Fund-TM- continues to be uniquely positioned versus growth mutual funds--with only 1% of its assets in technology. We see many opportunities for our style of investing and we believe this is a good time to be a contrarian.

Thank you for your trust and support.

/s/ Paul H. Stephens
Paul H. Stephens
PORTFOLIO MANAGER

/s/ Andrew Pilara, Jr
Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

/s/ Rick Barry
Rick Barry
PORTFOLIO MANAGER


--------------------------------------------------------------------------------


International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Options and futures may not be perfectly correlated to the underlying index or security. High-yielding, lower-quality debt securities may be considered to be of lower standing and more speculative.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $104.14 million

ASSET ALLOCATION

[CHART]

Media                                                                       7.6%
Energy                                                                     46.2%
Computer Technology & Services                                              5.3%
Construction/Infrastructure                                                 2.0%
Copper/Gold Mining                                                          2.6%
Consumer Specialty Retail                                                   1.8%
Financial Services                                                          3.8%
Diversified Operations                                                      1.7%
Food                                                                        1.6%
Gold Mining                                                                 1.9%
Nickel Mining                                                               1.4%
Printing & Publishing                                                       2.6%
Real Estate                                                                 4.0%
Transportation Services                                                     3.8%
Short Term Investments & Other Liabilities                                  4.2%
Securities Sold Short                                                       9.5%


                                                               Total      100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Ivanhoe Energy, Inc. .........................................           19.23%
EOG Resources, Inc. ..........................................            6.76%
Anderson Exploration, Ltd. ...................................            4.88%
Metromedia International Group, Inc. .........................            3.92%
Brookfield Properties Corporation ............................            3.80%
Dundee Bancorp, Inc. .........................................            3.37%
Talisman Energy, Inc. ........................................            3.34%
Ivanhoe Mines, Ltd. ..........................................            2.65%
Hollinger International, Inc. ................................            2.62%
Sirius Satellite Radio, Inc. .................................            2.55%


RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 6/30/93)

[GRAPH]


             CF %            S&P 500 Div. %         MSCI AC World       CF           S&P 500 Div.       MSCI AC World
Date      Cumulative           Cumulative             Cumulative        10k              10k               10k
   6/93      0.00%               0.00%                  0.00%          $10,000        $10,000            $10,000
   9/93     -4.41%               2.59%                  4.39%          $ 9,559        $10,259            $10,439
  12/93     11.86%               4.97%                  7.56%          $11,186        $10,497            $10,756
   3/94     20.98%               0.99%                  7.30%          $12,098        $10,099            $10,730
   6/94     16.18%               1.39%                  9.87%          $11,618        $10,139            $10,987
   9/94     10.78%               6.36%                  13.48%         $11,078        $10,636            $11,348
  12/94      5.68%               6.34%                  11.01%         $10,568        $10,634            $11,101
   3/95      7.39%               16.73%                 13.91%         $10,739        $11,673            $11,391
   6/95     26.26%               27.70%                 18.31%         $12,626        $12,770            $11,831
   9/95     33.08%               37.99%                 23.84%         $13,308        $13,799            $12,384
  12/95     38.30%               46.25%                 28.47%         $13,830        $14,625            $12,847
   3/96     67.31%               54.13%                 33.08%         $16,731        $15,413            $13,308
   6/96     60.38%               60.94%                 36.82%         $16,038        $16,094            $13,682
   9/96     64.40%               65.98%                 37.41%         $16,440        $16,598            $13,741
  12/96     68.28%               79.87%                 42.40%         $16,828        $17,987            $14,240
   3/97     70.62%               84.68%                 43.26%         $17,062        $18,468            $14,326
   6/97     60.36%              116.81%                 63.89%         $16,036        $21,681            $16,389
   9/97     52.44%              133.08%                 66.95%         $15,244        $23,308            $16,695
  12/97     18.62%              139.85%                 60.36%         $11,862        $23,985            $16,036
   3/98     21.27%              173.29%                 81.86%         $12,127        $27,329            $18,186
   6/98      7.69%              182.14%                 82.26%         $10,769        $28,214            $18,226
   9/98     -24.80%             154.15%                 59.16%         $ 7,520        $25,415            $15,916
  12/98     -20.16%             208.38%                 91.94%         $ 7,984        $30,838            $19,194
   3/99     -16.08%             223.63%                 98.99%         $ 8,392        $32,363            $19,899
   6/99      2.14%              246.37%                115.63%         $10,214        $34,637            $21,563
   9/99      6.23%              224.71%                105.81%         $10,623        $32,471            $20,581
  12/99     10.42%              273.22%                140.86%         $11,042        $37,322            $24,086
   3/00      7.00%              281.62%                143.28%         $10,700        $38,162            $24,328
   6/00     17.93%              271.46%                133.11%         $11,793        $37,146            $23,311


PERFORMANCE UPDATE


                                                                FIVE-YEAR           TOTAL    AVERAGE ANNUAL
                             YEAR TO DATE      ONE-YEAR    AVERAGE ANNUAL    RETURN SINCE      RETURN SINCE
                             TOTAL RETURN  TOTAL RETURN            RETURN     INCEPTION(1)     INCEPTION(1)
-----------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-           6.80%          15.46%         -1.35%          17.93%           2.38%
MSCI AC World Index(2)           -3.22%           8.10%         14.53%         133.11%          12.84%
S&P 500 Index(3)                 -0.47%           7.24%         23.81%         271.46%          20.60%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------
(1) Inception date 6/30/93.

(2) The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, market capitalization-weighted index composed of companies representative of the market structure of 47 developed and emerging market countries. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                            GLOBAL NATURAL RESOURCES

                               PRIMARILY FOCUSING
                            ON HARD ASSET COMPANIES



                                    [GRAPHIC]

SEMIANNUAL REPORT


GLOBAL NATURAL RESOURCES FUND

                                                               INVESTMENT STYLE*

                                                   LARGE CAP  MID CAP  SMALL CAP
                                                     VALUE      BLEND    GROWTH


FUND PHILOSOPHY

The RS Global Natural Resources Fund seeks to achieve long-term capital appreciation by investing in companies principally engaged in the discovery, development, production, or distribution of natural resources; the development of technologies for the production or efficient use of natural resources; or the furnishing of related supplies or services.

[PHOTO]

ANDREW P. PILARA, JR

FOR BIO SEE PAGE 6

--------------------------------------------------------------------------------
                                  FUND UPDATE

For the first half of 2000, the Fund posted a 13.03% gain, with 9.09% of that derived during the second quarter. The benchmark, Lipper Natural Resources Index(2) returned 16.08% year-to-date (3.83% in the second quarter), while the S&P 500 Index(3) returned -0.47% year-to-date (-2.66% in the second quarter). Our investment strategy remains unchanged and is providing good performance, acting as a "natural hedge" in this volatile market.

The Fund is maintaining its heavy exposure to the energy sector, particularly natural gas-weighted exploration and production (E&P) companies that are reaping the benefits of sustained high commodity prices.

Oil demand is at all-time record levels, and although OPEC strives for maintaining prices in the mid-$20 range, recent announcements of production increases have failed to ease market tightness. We believe that high oil prices will be sustained for at least the next 12- to 18-months.

Natural gas has even better fundamentals than oil, and is a commodity with an excellent price outlook due to very tight supplies, strong demand, and no OPEC to turn to for increasing output. The U.S. is increasingly turning to natural gas as the "feedstock of choice" for power generation due to its high-energy, clean burning, and low-sulfur characteristics. Electricity demand in the U.S. is growing at approximately 5% annually, with much of the growth being driven by demand from the Internet and high-tech industry, which by some estimates may comprise 13% of total demand.

We see electricity demand continuing to grow, and the emphasis on clean-burning fuels increasing, painting a very rosy picture for natural gas.

For some time, we have focussed our investing in gas-weighted Canadian E&P companies because we recognized that Canadian gas was the expected solution for the growing energy demands here in the U.S. Domestic gas demand is growing at 3% annually, but there are insufficient domestic supplies to replace production, and so we are heavily reliant upon Canadian gas. Until recently, there was insufficient pipeline capacity to transport available Canadian gas into the highly competitive U.S. market. Since Canadian gas could not find its way into the U.S. markets, it sold at discounts to U.S. pricing. However, with an increasing number of pipelines now crossing into the U.S., the discount imposed on Canadian gas has lessened, substantially improving the already robust operating margins of the Canadian E&P companies.

One of our favorite Canadian companies, Anderson Exploration (7.46% of the Fund as of 6/30/00), has appreciated 50% since our purchase on June 2, 1999. Their production is 72% natural gas. Anderson is taking important, long-range strategic positions in the MacKenzie Delta and Beaufort Sea regions of the Northwest Territories where the potential exists for discoveries of vast untapped natural gas resources. Strategic acquisitions and successful exploration continue to add incremental growth to their reserves and production. Anderson has a healthy balance sheet, and has sufficient lines of credit available for acquisition or investment opportunities with which it is presented.

--------------------------------------------------------------------------------
*Due to the investment style of the Fund, all categories within the Investment Style box are applicable.

                                                                        RS FUNDS


GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)
Anderson Exploration Ltd. ....................................   $734,785
EOG Resources, Inc. ..........................................   $637,500
Vermilion Resources ..........................................   $546,587
Encal Energy, Ltd. ...........................................   $456,869
Fletcher Challenge Canada ....................................   $428,721
Calahoo Petroleum Ltd. .......................................   $385,135
Brookfield Properties ........................................   $325,646
Oiltec Resources .............................................   $293,303
Hugoton Royalty Trust ........................................   $273,463
African Minerals Ltd. ........................................   $241,356

GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)

MAXXAM .......................................................   $587,925
Fresh Del Monte Produce, Inc. ................................   $338,662
Canfor Corp. .................................................   $323,129
Berkley Petroleum Corp. ......................................   $195,406
Titan Exploration, Inc. ......................................   $173,621
Northern States Power Company ................................   $160,767
Brascan Corp. ................................................   $100,787
Southern Co. .................................................   $ 89,231
Pechiney S.A. ADR ............................................   $ 74,159
Domtar, Inc. .................................................   $ 56,434

--------------------------------------------------------------------------------

Another of our favorite Canadian companies is Encal Energy, Ltd. (2.18%). The position has appreciated 45% since our purchase on October 15, 1999. Encal is well recognized for its steady, consistent growth. In baseball parlance, the company consistently hits singles and doubles, while taking advantage of acceptable risk-reward opportunities. Since 1996, Encal has sustained a 19% compounded annual growth rate in production, while growing reserves at 16%. Encal continues to reduce its low cost structure, improving profitability. Their production is presently 52% natural gas, with only 18% of volumes hedged by fixed-price contracts--so 82% of Encal's production is fully exposed to, and benefits from the current prevailing high gas prices.

In the U.S., our favorite name is EOG Resources (4.59%), one of the super independent U.S. E&P companies. About 67% of EOG's annual production comes from natural gas. EOG was spun-out from Enron Corp. during 1999 to provide pure exposure to their E&P business, uncluttered by the natural gas pipeline and intermediation business now core at Enron. EOG has appreciated over 61% since our investment.

Two of our poorer performing stocks--Maxxam (1.42%) and Fresh Del Monte (3.88%) are two of the companies we are most excited about over the next 12 months. Although MAXXAM's current value is $17.75 (as of 6/30/00), we believe its intrinsic value exceeds $100 per share. It holds the controlling interest in Kaiser Aluminum Corporation, with its equity investment valued at more than $60 per share. We like the prospects for aluminum, and Maxxam is the cheapest aluminum company we follow.

Fresh Del Monte is a $2 billion fresh produce company selling at less than three times its earnings power. The produce category has become an increasingly important growth vehicle and differentiating factor for supermarkets. The company is building a national produce infrastructure to service the supermarkets. They are also expanding into the fresh-cut produce business--a 20% plus growth business. Although it has been one of our poorer performers, we believe Fresh Del Monte is a solid company and will continue to own it.

We continue to believe that natural resource fundamentals will improve as managements refocus on return-on-capital rather than volume growth and market share. In a number of commodities, inventories are declining--in some cases, at alarming rates. Supply/demand fundamentals are tight. Free cash flows are increasing and balance sheets are improving--especially at energy companies.

In these volatile times we believe natural resource companies are an excellent balance to technology investing. Thank you for your trust and support.

/s/ Andrew Pilara, Jr.
Andrew P. Pilara, Jr.
PORTFOLIO MANAGER

--------------------------------------------------------------------------------


International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security. Short selling is the sale of a borrowed security, and the price of the security can increase between the date the security is sold and the date when the fund must replace it. Investing in a particular sector can involve greater market fluctuation.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $29.22 million

ASSET ALLOCATION

[CHART]

Energy                                                                    62.5%
Energy Services                                                            6.8%
Other and Other Liabilities                                                2.5%
Aluminum                                                                   5.3%
Paper & Forest Products                                                    7.5%
Real Estate                                                               11.5%
Platinum Group Metals                                                      3.9%


                                                                         100.0%

DATA AS OF JUNE 30, 2000

TOP TEN HOLDINGS

Anderson Exploration, Ltd. ...................................            7.46%
Canfor Corporation ...........................................            6.53%
Brookfield Properties Corporation ............................            5.34%
Talisman Energy, Inc. ........................................            5.10%
Vermilion Resources, Ltd. ....................................            4.98%
Place Resources Corporation ..................................            4.97%
Duke Energy Corporation ......................................            4.82%
Petro-Canada .................................................            4.79%
Oiltec Resources, Ltd. .......................................            4.69%
EOG Resources, Inc. ..........................................            4.59%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 11/15/95)

[GRAPH]


                     NR %               Lipper               NR            Lipper NR
     Date         Cumulative       Natural Resources        10k              10k
      11/15/95        0.00%              0.00%             $10,000        $10,000
         12/95        1.20%              8.24%             $10,120        $10,824
          3/96       18.60%             17.06%             $11,860        $11,706
          6/96       23.30%             22.45%             $12,330        $12,245
          9/96       31.40%             27.05%             $13,140        $12,705
         12/96       42.90%             39.49%             $14,290        $13,949
          3/97       33.40%             34.14%             $13,340        $13,414
          6/97       37.20%             47.93%             $13,720        $14,793
          9/97       47.70%             72.74%             $14,770        $17,274
         12/97       18.40%             60.05%             $11,840        $16,005
          3/98       24.59%             66.10%             $12,459        $16,610
          6/98       11.10%             55.28%             $11,110        $15,528
          9/98      -13.86%             30.11%             $ 8,614        $13,011
         12/98      -22.39%             23.05%             $ 7,761        $12,305
          3/99      -18.75%             34.34%             $ 8,125        $13,434
          6/99        4.03%             59.52%             $10,403        $15,952
          9/99        5.28%             61.14%             $10,528        $16,114
         12/99       -5.02%             64.30%             $ 9,498        $16,430
          3/00       -1.58%             83.69%             $ 9,842        $18,369
          6/00        7.36%             90.72%             $10,736        $19,072


PERFORMANCE UPDATE


                                                                           THREE-YEAR            TOTAL    AVERAGE ANNUAL
                                      YEAR TO DATE          ONE-YEAR   AVERAGE ANNUAL     RETURN SINCE      RETURN SINCE
                                      TOTAL RETURN      TOTAL RETURN          RETURN         INCEPTION(1)      INCEPTION(1)
------------------------------------------------------------------------------------------------------------------------
Global Natural Resources Fund            13.03%            3.20%            -7.85%            7.36%           1.55%
Lipper Natural Resources Index(2)        16.08%           19.56%             8.84%           90.72%          14.97%
S&P 500 Index(3)                         -0.47%            7.24%            19.66%          164.10%          23.35%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

(1) Inception date 11/15/95.

(2) The Lipper Natural Resources Index is an equally weighted index of the largest mutual funds in the Lipper Natural Resources investment objective, adjusted for the reinvestment of capital gains distributions and income dividends. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                                 PARTNERS FUND

                       A SMALL-CAP FUND USING A CASH FLOW
                               VALUE METHODOLOGY
[GRAPHIC]

SEMIANNUAL REPORT
PARTNERS FUND

[GRAPHIC]
INVESTMENT STYLE
LARGE CAP MID CAP SMALL CAP
VALUE     BLEND   GROWTH


FUND PHILOSOPHY

[PHOTO]
ANDREW P. PILARA, JR.
FOR BIO SEE PAGE 6

The RS Partners Fund seeks long-term capital growth by investing in equity securities primarily of companies with market capitalization of up to $1 billion, using a value methodology, combining Graham & Dodd balance sheet analysis with cash flow analysis.
--------------------------------------------------------------------------------
FUND UPDATE

The RS Partners Fund returned 9.28% in the first half of the year, outperforming the Russell 2000 Value Index(2), which returned 5.85% and the S&P 500 Index(3), which returned -0.47% for the same period. The Fund finished the second quarter with an increase of 5.49%, outperforming both the Russell 2000 Value and S&P 500, which returned 1.95% and -2.66%, respectively.

The year started out with a whole new dictionary of buzzwords. The "paradigm shift" was on, B2B and genomics were red-hot and no one could get enough semiconductors or fiber optics. In addition to buzzwords, there seemed to be a new way of valuing companies. No one seemed to care about the underlying business; it was all about the pie-in-the-sky future. Trying to run discounted cash flow models was an impossibility. An analyst told me, "Valuation is not a catalyst." We took the fact that "investors" would not buy a good business because it is cheap as a signal that the future was bright for value investors. As long as people felt that way, we could continue to buy good, quality businesses at historically low valuations, and we did. Through it all, the RS Partners Fund has maintained its focus on companies with good business models at cheap valuations--always a catalyst for us.

In the following paragraphs, we will recap some of our positions that helped us and those that hurt us in the first half of the year. We will also discuss some good businesses we own that have yet to be recognized. We are always interested in the underlying value of the business and its value drivers, often asking ourselves, "Is this a business that I would want to own 100 percent by myself?"

We pay attention to: (1) cash flow rate of returns on capital; (2) levels of invested capital and how management allocates capital; (3) weighted average cost of capital; and (4) the sustainability of returns above the cost of capital.

After a long wait, we are beginning to benefit from our energy investments. Even with the recent share price appreciation, these companies still sell at a material discount from net asset value. Alliance Energy (5.29% of the Fund as of 6/30/00) was our biggest winner in the first half of 2000, up 118%. Alliance is a small-cap Canadian energy company that is still trading at just two times 2000 cash flow and 50% of net asset value, despite the stock price doubling since January 1, 2000. This means that Alliance was trading at one times 2000 cash flow and 25% of net asset value at the beginning of the year. Again, the stock is selling at approximately one times 2001 cash flow and greater than a 50% discount to year-end estimated net asset value. This valuation, as well as good management, makes Alliance the type of uncommon value we strive to find.

Magna Entertainment (4.50%), the largest operators of major horse racetracks in the United States, was also a contributor to our performance in the first half. Since its spin-off from Magna International, an auto parts company in March 2000, Magna Entertainment has been completely ignored by Wall Street. Magna currently trades at 86% of book value. Its market capitalization is $480 million and we estimate its non-racetrack real estate alone to be worth $360 million. We also believe Magna will sell most, if not all, of this real estate.

--------------------------------------------------------------------------------
48

                                                                        RS FUNDS


GOOD IDEAS THAT WORKED
Realized and Unrealized Gain (YEAR-TO-DATE THROUGH 6/30/00)
Alliance Energy, Inc. ........................................   $606,235
COR Therapeutics, Inc. .......................................   $423,079
Best Pacific Resources .......................................   $395,263
Magna Entertainment ..........................................   $385,322
Oak Technologies, Inc. .......................................   $379,437
Brookfield Properties ........................................   $347,051
Oiltec Resources .............................................   $260,480
Cabot MicroElectronics .......................................   $250,978
Bowridge Resources Group .....................................   $224,258
Hollinger Canadian Newspaper .................................   $208,241


GOOD IDEAS AT THE TIME
Realized and Unrealized Loss (YEAR-TO-DATE THROUGH 6/30/00)
MAXXAM .......................................................   $778,875
Fresh Del Monte Produce, Inc. ................................   $371,875
Circle.com ...................................................   $261,974
Symmetry Resources, Inc. .....................................   $246,310
Pittston Brink's Group .......................................   $239,420
UCAR International ...........................................   $166,536
Datastream Systems, Inc. .....................................   $136,493
Sobeys, Inc. .................................................   $113,326
Berkley Petroleum Corp. ......................................   $107,516
Cardinal Health, Inc. ........................................   $ 94,163

--------------------------------------------------------------------------------

Brookfield Properties (6.81%) was another one of our top performers in the first half of the year. Brookfield is a Canadian office real estate company that trades at a significant discount to its U.S. counterparts despite the fact that the majority of Brookfield's assets are Class-A office buildings in New York, Boston and Toronto.

Throughout the first half of 2000, the Partners Fund had its share of underperformers. Most were sold off as the business fundamentals changed. However, a few are still very attractive. These are businesses at even cheaper prices and, unless business fundamentals change, they will remain core holdings of the Partners Fund.

Two of our poorer performing stocks--MAXXAM (2.81%) and Fresh Del Monte (6.15%)--are two of the companies we are most excited about over the next 12 months. Although MAXXAM's current value is $17.75 (as of 6/30/00), we believe its intrinsic value exceeds $100 per share. We like the prospects for aluminum and MAXXAM, which holds the controlling interest in Kaiser Aluminum Corporation, is the cheapest aluminum company we follow.

Fresh Del Monte is a $2 billion in revenue fresh produce company selling at under three times its earnings power. The company is building a national produce infrastructure to service the supermarkets. The produce category has become an increasingly important growth vehicle and differentiating factor for supermarkets. Fresh Del Monte is also expanding into the fresh-cut produce business--a 20% plus growth business. Despite weak banana prices, we believe Fresh Del Monte is creating a high return, free cash flow, and diversified fresh produce business. Although it has been one of our poorer performers, we believe it is a solid company and will continue to own it.

We also continue to diversify our portfolio with the addition of Hollinger International (media) (5.57%), Activision (technology) (3.99%), and Worldport Communications (technology) (3.26%). We believe we have been able to build a portfolio of "old economy" (energy and industrials) and "new economy" (technology) companies purchased at very cheap prices. This diversity of business opportunities results in a portfolio that is not subject to one exogenous event. We would therefore expect less price volatility in our funds' net asset value.

We continue to see many opportunities to buy good businesses at bargain prices. We love the undervalued, unpopular and under-owned companies. We believe now is a great time for value investors.

Thank you for your trust and support.

/s/ Andrew P. Pilara, Jr.

Andrew P. Pilara, Jr.

PORTFOLIO MANAGER

--------------------------------------------------------------------------------

International investing can involve greater currency fluctuations and less political and economic stability. Investing in smaller companies can involve more volatility, less liquidity, and less publicly available information. Investing in a more limited number of issuers and sectors can be subject to greater market fluctuation. Options and futures may not be perfectly correlated to the underlying index or security.

SEMIANNUAL REPORT

ASSETS UNDER MANAGEMENT: $19.56 million

ASSET ALLOCATION

[CHART]

Printing & Publishing                                                  11.4%
Consumer Goods                                                          2.2%
Construction & Infrastructure                                           6.4%
Internet Capital Services                                               6.3%
Energy Services                                                         8.3%
Energy                                                                 30.3%
Food                                                                    6.1%
Aluminum                                                                2.8%
Real Estate                                                            11.8%
Computer Software                                                       4.0%
Telecommunications Services                                             4.1%
Entertainment                                                           4.5%
Short Term Investments and other Liabilities                            1.8%
                                                                     100.00%

DATA AS OF JUNE 30, 2000


TOP TEN HOLDINGS
Place Resources Corporation ..................................           10.23%
Brookfield Properties Corporation ............................            6.81%
Meritage Corporation .........................................            6.39%
Oiltec Resources, Ltd. .......................................            6.23%
Fresh Del Monte Produce, Inc. ................................            6.15%
Best Pacific Resources, Ltd. .................................            5.95%
Hollinger Canadian Newspapers, Ltd. ..........................            5.80%
Hollinger International, Inc. ................................            5.57%
Alliance Energy, Inc. ........................................            5.29%
CryptoLogic, Inc. ............................................            4.77%

RESULTS OF A HYPOTHETICAL $10,000 INVESTMENT (IF INVESTED ON 7/12/95)

[CHART]


              PF %            S&P 500 Div. %           Russell 2000        PF          S&P 500 Div.       Russell 2000
Date       Cumulative           Cumulative             Value Div %         10k           10k              Value Div. 10k
 7/12/95      0.00%               0.00%                   0.00%           $10,000        $ 10,000            $10,000
    9/95      1.90%               4.88%                   5.32%           $10,190        $ 10,488            $10,532
   12/95      3.90%               11.16%                  8.39%           $10,390        $ 11,116            $10,839
    3/96     23.00%               17.15%                  13.14%          $12,300        $ 11,715            $11,314
    6/96     36.40%               22.33%                  17.77%          $13,640        $ 12,233            $11,777
    9/96     40.70%               26.16%                  19.52%          $14,070        $ 12,616            $11,952
   12/96     48.73%               36.72%                  31.55%          $14,873        $ 13,672            $13,155
    3/97     49.75%               40.37%                  31.22%          $14,975        $ 14,037            $13,122
    6/97     61.77%               64.79%                  51.03%          $16,177        $ 16,479            $15,103
    9/97     81.73%               77.16%                  70.49%          $18,173        $ 17,716            $17,049
   12/97     75.61%               82.31%                  73.36%          $17,561        $ 18,231            $17,336
    3/98     89.99%              107.72%                  87.84%          $18,999        $ 20,772            $18,784
    6/98     71.46%              114.45%                  81.05%          $17,146        $ 21,445            $18,105
    9/98     31.67%               93.17%                  48.69%          $13,167        $ 19,317            $14,869
   12/98     27.79%              134.39%                  62.18%          $12,779        $ 23,439            $16,218
    3/99     23.91%              145.98%                  46.46%          $12,391        $ 24,598            $14,646
    6/99     38.32%              163.27%                  70.70%          $13,832        $ 26,327            $17,070
    9/99     32.34%              146.81%                  57.35%          $13,234        $ 24,681            $15,735
   12/99     32.56%              183.68%                  59.76%          $13,256        $ 28,368            $15,976
    3/00     37.32%              190.06%                  65.87%          $13,732        $ 29,006            $16,587
    6/00     44.86%              182.34%                  69.11%          $14,486        $ 28,234            $16,911


PERFORMANCE UPDATE

                                                                            THREE-YEAR          TOTAL    AVERAGE ANNUAL
                                      YEAR TO DATE          ONE-YEAR    AVERAGE ANNUAL   RETURN SINCE      RETURN SINCE
                                      TOTAL RETURN      TOTAL RETURN            RETURN      INCEPTION(1)    INCEPTION(1)
--------------------------------------------------------------------------------------------------------------------------

Partners Fund                             9.28%            4.73%            -3.61%             44.86%           7.74%
Russell 2000 Value Index(2)               5.85%           -0.94%             3.84%             69.11%          11.14%
S&P 500 Index(3)                         -0.47%            7.24%            19.66%            182.34%          23.21%

Performance data quoted represents past performance, and past performance is no guarantee of future results. You should realize that investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------------------------------------------------

(1)  Inception date 7/12/95.

(2) The Russell 2000 Value Index is an unmanaged market capitalization-weighted index composed of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

(3) The S&P 500 Index is an unmanaged market capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index.

                             FINANCIAL INFORMATION

                            FOR THE SIX MONTHS ENDED
                                 JUNE 30, 2000


                                  [GRAPHIC]

SEMIANNUAL REPORT


-----------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- AGGRESSIVE GROWTH FUND

JUNE 30, 2000 (UNAUDITED)                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 94.9%
-----------------------------------------------------------------------------------------------------
ADVERTISING - 0.8%
Lamar Advertising Company                                                 25,900         $ 1,121,794
-----------------------------------------------------------------------------------------------------
                                                                                           1,121,794
-----------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.2%
Abgenix, Inc.                                                             13,900           1,666,045
-----------------------------------------------------------------------------------------------------
                                                                                           1,666,045
-----------------------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.5%
Infinity Broadcasting Corporation, Class A                                57,300           2,087,869
-----------------------------------------------------------------------------------------------------
                                                                                           2,087,869
-----------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.7%
Mobility Electronics, Inc.                                                   950              12,350
SanDisk Corporation                                                       10,000             611,875
VERITAS Software Corporation                                              14,600           1,650,028
-----------------------------------------------------------------------------------------------------
                                                                                           2,274,253
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.4%
Entrust Technologies, Inc.                                                23,000           1,903,250
-----------------------------------------------------------------------------------------------------
                                                                                           1,903,250
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.4%
Kana Communications, Inc.                                                 54,300           3,359,813
Micromuse, Inc.                                                            3,000             496,453
Quest Software, Inc.                                                      60,366           3,342,767
Siebel Systems, Inc.                                                      20,900           3,418,456
TIBCO Software, Inc.                                                      32,600           3,495,841
Virage, Inc.                                                                  50                 903
-----------------------------------------------------------------------------------------------------
                                                                                          14,114,233
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 8.8%
BEA Systems, Inc.                                                         44,800           2,214,800
Check Point Software Technologies, Ltd.                                   11,600           2,456,300
i2 Technologies, Inc.                                                     13,900           1,449,292
Informatica Corporation                                                   46,400           3,801,900
Mercury Interactive Corporation                                           21,300           2,060,775
-----------------------------------------------------------------------------------------------------
                                                                                          11,983,067
-----------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.4%
Bed, Bath & Beyond, Inc.                                                  51,800           1,877,750
-----------------------------------------------------------------------------------------------------
                                                                                           1,877,750
-----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.1%
Sanmina Corporation                                                       16,800           1,436,400
-----------------------------------------------------------------------------------------------------
                                                                                           1,436,400
-----------------------------------------------------------------------------------------------------
ENERGY - 2.1%
Calpine Corporation                                                       43,900           2,886,425
-----------------------------------------------------------------------------------------------------
                                                                                           2,886,425
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 1.5%
MBNA Corporation(1)                                                       76,800         $ 2,083,200
-----------------------------------------------------------------------------------------------------
                                                                                           2,083,200
-----------------------------------------------------------------------------------------------------
HOTELS & MOTELS - 1.2%
MGM Grand, Inc.(1)                                                        52,200           1,676,925
-----------------------------------------------------------------------------------------------------
                                                                                           1,676,925
-----------------------------------------------------------------------------------------------------
INSURANCE - 2.1%
Conseco, Inc.(1)                                                         289,000           2,817,750
-----------------------------------------------------------------------------------------------------
                                                                                           2,817,750
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 27.9%
Agile Software Corporation                                                48,100           3,400,069
Akamai Technologies, Inc.                                                 10,900           1,294,205
Alteon Websystems, Inc.                                                   41,900           4,192,619
Ariba, Inc.                                                               16,100           1,578,555
Be Free, Inc.                                                            262,600           2,363,400
Digital Island, Inc.                                                      62,700           3,048,787
E.piphany, Inc.                                                           34,600           3,708,687
HomeStore.com, Inc.                                                       61,600           1,797,950
LifeMinders, Inc.                                                         51,600           1,525,425
Netcentives, Inc.                                                        128,900           2,400,763
RealNetworks, Inc.                                                        57,200           2,892,175
Software.com, Inc.                                                        22,700           2,948,162
VeriSign, Inc.                                                            13,400           2,365,100
Viant Corporation                                                         75,000           2,221,875
Vignette Corporation                                                      16,500             858,258
Vitria Technology, Inc.                                                   21,700           1,326,413
-----------------------------------------------------------------------------------------------------
                                                                                          37,922,443
-----------------------------------------------------------------------------------------------------
MEDIA - 0.8%
Univision Communications, Inc., Class A                                   10,600           1,097,100
-----------------------------------------------------------------------------------------------------
                                                                                           1,097,100
-----------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.1%
Cytyc Corporation                                                         29,300           1,563,887
-----------------------------------------------------------------------------------------------------
                                                                                           1,563,887
-----------------------------------------------------------------------------------------------------
NETWORK SYSTEMS AND PRODUCTS - 2.5%
Foundry Networks, Inc.                                                    11,500           1,270,750
Network Appliance, Inc.                                                   26,700           2,149,350
-----------------------------------------------------------------------------------------------------
                                                                                           3,420,100
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.9%
COR Therapeutics, Inc.                                                    14,500           1,237,031
-----------------------------------------------------------------------------------------------------
                                                                                           1,237,031
-----------------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

-----------------------------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)                                                  SHARES               VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 6.2%
Applied Micro Circuits Corporation                                        16,300        $  1,609,625
Cree, Inc.                                                                25,800           3,444,300
GlobeSpan, Inc.                                                           27,300           3,332,733
-----------------------------------------------------------------------------------------------------
                                                                                           8,386,658
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 7.3%
EchoStar Communications, Inc., Class A                                    61,200           2,026,294
Metromedia Fiber Network, Inc., Class A                                   68,600           2,722,563
Nextel Communications, Inc., Class A                                      47,700           2,918,644
NEXTLINK Communications, Inc., Class A                                    60,000           2,276,250
-----------------------------------------------------------------------------------------------------
                                                                                           9,943,751
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 11.0%
American Tower Corporation, Class A                                       44,300           1,846,756
AudioCodes, Ltd.                                                          19,600           2,352,000
Efficient Networks, Inc.                                                  66,200           4,869,838
Exfo Electro-Optical Engineering, Inc.                                       350              15,356
General Motors Corporation, Class H                                       19,100           1,676,025
SDL, Inc.                                                                  8,300           2,367,056
Sycamore Networks, Inc.                                                   16,700           1,843,262
-----------------------------------------------------------------------------------------------------
                                                                                          14,970,293
-----------------------------------------------------------------------------------------------------
TRAVEL SERVICES - 2.0%
Four Seasons Hotels, Inc.(1)                                              43,900           2,730,031
-----------------------------------------------------------------------------------------------------
                                                                                           2,730,031
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $111,547,245)                                                  129,200,255
-----------------------------------------------------------------------------------------------------


                                                                                               VALUE
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.4%
-----------------------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                                             5,027,998
Temporary Investment Fund                                                                  5,027,998
-----------------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $10,055,996)                                           10,055,996
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 102.3%  (Cost $121,603,241)                                          139,256,251
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (2.3%)                                                           (3,073,020)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                               $136,183,231
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

-----------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND

JUNE 30, 2000 (UNAUDITED)                   FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
COMMON STOCKS - 101.0%
-----------------------------------------------------------------------------------------------------
BEVERAGES - 0.2%
Todhunter International, Inc.                                            197,800         $ 1,557,675
-----------------------------------------------------------------------------------------------------
                                                                                           1,557,675
-----------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.3%
Administaff, Inc.                                                         70,000           4,445,000
United Shipping & Technology, Inc.                                       530,000           4,240,000
United Shipping & Technology, Inc.,
 Restricted(4),(5)                                                       100,000             720,000
-----------------------------------------------------------------------------------------------------
                                                                                           9,405,000
-----------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.4%
Optimal Robotics Corporation                                             170,000           6,523,750
SITEL Corporation                                                        655,100           3,275,500
-----------------------------------------------------------------------------------------------------
                                                                                           9,799,250
-----------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 3.2%
Blue Wave Systems, Inc.                                                  227,200           2,343,000
Diebold, Inc.(1)                                                         173,700           4,841,887
Maxtor Corporation                                                       400,000           4,225,000
Media 100, Inc.                                                          115,000           2,961,250
SanDisk Corporation                                                       82,500           5,047,969
Splash Technology Holdings, Inc.                                         400,000           3,150,000
-----------------------------------------------------------------------------------------------------
                                                                                          22,569,106
-----------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 3.1%
Acxiom Corporation                                                       260,000           7,085,000
CheckFree Holdings Corporation                                           100,000           5,156,250
iXL Enterprises, Inc.                                                    650,000           9,425,000
-----------------------------------------------------------------------------------------------------
                                                                                          21,666,250
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.5%
AVT Corporation                                                        1,200,000           8,850,000
Caminus Corporation                                                      180,000           4,410,000
Exchange Applications, Inc.                                              170,000           4,526,250
Fast Search & Transfer ASA                 NOK                            39,000           1,870,731
Legato Systems, Inc.                                                     225,000           3,403,125
MetaCreations Corporation                                                858,400          10,300,800
Peregrine Systems, Inc.                                                  340,000          11,793,750
Precise Software Solutions Ltd.                                           62,500           1,500,000
The 3DO Company                                                        1,650,000          12,942,187
Witness Systems, Inc.                                                     13,200             321,750
-----------------------------------------------------------------------------------------------------
                                                                                          59,918,593
-----------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.8%
Check Point Software Technologies, Ltd.                                   27,500           5,823,125
-----------------------------------------------------------------------------------------------------
                                                                                           5,823,125
-----------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 1.9%
Fleetwood Enterprises, Inc.(1)                                           950,000          13,537,500
-----------------------------------------------------------------------------------------------------
                                                                                          13,537,500
-----------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 2.3%
Krause's Furniture, Inc.                                                 372,400             418,950
Pacific Sunwear of California, Inc.                                      231,200           4,335,000
Ross Stores, Inc.(1)                                                     250,000           4,265,625
-----------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - CONTINUED
Shop at Home, Inc.                                                     1,055,900           4,933,033
Skymall, Inc.                                                            911,400           2,164,575
Skymall, Inc. Private Placement(5)                                       160,000             304,000
-----------------------------------------------------------------------------------------------------
                                                                                          16,421,183
-----------------------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 1.6%
Informix Corporation                                                   1,465,700          10,901,144
-----------------------------------------------------------------------------------------------------
                                                                                          10,901,144
-----------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 2.5%
American Power Conversion Corporation                                    115,000           4,693,437
Amphenol Corporation, Class A                                             85,000           5,625,938
CyberOptics Corporation                                                   19,600             906,500
Linear Technology Corporation(1)                                          50,000           3,196,875
Maxim Integrated Products, Inc.                                           51,800           3,519,163
-----------------------------------------------------------------------------------------------------
                                                                                          17,941,913
-----------------------------------------------------------------------------------------------------
ENERGY - 7.4%
Barrett Resources Corporation                                            230,200           7,006,712
Chesapeake Energy Corporation                                          1,000,000           7,750,000
Devon Energy Corporation(1)                                               85,000           4,775,937
EOG Resources, Inc.(1)                                                   375,000          12,562,500
Ocean Energy, Inc.                                                       450,000           6,384,375
Talisman Energy, Inc.                                                    125,000           4,140,625
Triton Energy, Ltd.                                                      100,000           3,931,250
Union Pacific Resources Group, Inc.(1)                                   250,000           5,500,000
-----------------------------------------------------------------------------------------------------
                                                                                          52,051,399
-----------------------------------------------------------------------------------------------------
ENERGY SERVICES - 12.4%
Bonus Resource Services Corporation        CAD                           470,000           1,157,815
El Paso Energy Corporation(1)                                            135,000           6,876,562
Global Industries, Ltd.                                                  290,000           5,473,750
Global Marine, Inc.                                                      345,000           9,724,687
Key Energy Services, Inc.                                                475,000           4,571,875
Marine Drilling Companies, Inc.                                          125,000           3,335,937
Metretek Technologies, Inc.                                              379,400           2,560,950
Montana Power Company(1)                                                 150,000           5,296,875
Newpark Resources, Inc.                                                  447,500           4,223,281
Precision Drilling Corporation                                           138,000           5,330,250
R & B Falcon Corporation                                                 475,000          11,192,187
Universal Compression Holdings, Inc.                                     135,000           4,522,500
UTI Energy Corporation                                                   125,000           5,031,250
Valero Energy Corporation(1)                                             337,000          10,699,750
Veritas DGC, Inc.                                                        285,000           7,410,000
-----------------------------------------------------------------------------------------------------
                                                                                          87,407,669
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.6%
Factual Data Corporation                                                  55,000             508,750
Golden State Bancorp, Inc.                                               300,000           5,400,000
Hudson United Bancorp(1)                                                 100,000           2,243,750
U.S. Bancorp(1)                                                          410,000           7,892,500
Washington Mutual, Inc.(1)                                               160,000           4,620,000



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

-----------------------------------------------------------------------------------------------------
JUNE 30, 2000 (UNAUDITED)                   FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
Zions BanCorporation(1)                                                  100,000         $ 4,589,062
-----------------------------------------------------------------------------------------------------
                                                                                          25,254,062
-----------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 2.2%
Caremark Rx, Inc.                                                      1,150,000           7,834,375
Community Health Systems                                                 200,000           3,237,500
Omnicare, Inc.(1)                                                        506,000           4,585,625
-----------------------------------------------------------------------------------------------------
                                                                                          15,657,500
-----------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.4%
Oxford Health Plans, Inc.                                                125,000           2,976,562
-----------------------------------------------------------------------------------------------------
                                                                                           2,976,562
-----------------------------------------------------------------------------------------------------
INDUSTRIAL - 0.4%
Maverick Tube Corporation                                                100,000           2,912,500
-----------------------------------------------------------------------------------------------------
                                                                                           2,912,500
-----------------------------------------------------------------------------------------------------
INSTRUMENTS - 0.4%
Nanometrics, Inc.                                                         25,800           1,062,638
Varian, Inc.                                                              42,500           1,960,313
-----------------------------------------------------------------------------------------------------
                                                                                           3,022,951
-----------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 9.0%
Ariba, Inc.                                                               26,500           2,598,242
Billserv.com, Inc.                                                       870,200           7,994,962
Clarent Corporation                                                       18,500           1,322,750
Digital Island, Inc.                                                      62,500           3,039,063
Firepond, Inc.                                                            41,000           1,476,000
HomeStore.com, Inc.                                                      190,000           5,545,625
Inktomi Corporation                                                       24,500           2,897,125
Interwoven, Inc.                                                          42,500           4,674,336
Lycos, Inc.                                                               80,000           4,320,000
MP3.com, Inc.                                                             77,100           1,045,669
Pilot Network Services, Inc.                                             600,000           8,925,000
Retek, Inc.                                                               66,100           2,115,200
Scient Corporation                                                       125,000           5,515,625
WatchGuard Technologies, Inc.                                            100,000           5,493,750
Ziff-Davis, Inc.                                                         693,300           6,239,700
-----------------------------------------------------------------------------------------------------
                                                                                          63,203,047
-----------------------------------------------------------------------------------------------------
INTERNET COMMERCE - 1.8%
Cyberian Outpost, Inc.                                                   900,000           4,331,250
Stamps.com, Inc.                                                       1,170,100           8,556,356
-----------------------------------------------------------------------------------------------------
                                                                                          12,887,606
-----------------------------------------------------------------------------------------------------
MACHINERY - 1.0%
McDermott International, Inc.(1)                                         550,000           4,846,875
SpeedFam-IPEC, Inc.                                                      109,700           1,995,169
-----------------------------------------------------------------------------------------------------
                                                                                           6,842,044
-----------------------------------------------------------------------------------------------------
MEDIA - 2.5%
LodgeNet Entertainment Corporation                                       300,000           7,275,000
Valuevision International, Inc., Class A                                 230,000           5,520,000
Viacom, Inc., Class B                                                     75,000           5,114,063
-----------------------------------------------------------------------------------------------------
                                                                                          17,909,063
-----------------------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 2.1%
Celera Genomics                                                           45,000           4,207,500
Maxygen, Inc.                                                             55,000           3,122,109
Millennium Pharmaceuticals, Inc.                                          20,000           2,237,500
Novavax, Inc.                                                            341,121           2,494,447
Sequenom, Inc.                                                            62,500           2,835,938
-----------------------------------------------------------------------------------------------------
                                                                                          14,897,494
-----------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 2.0%
Cytyc Corporation                                                        140,000           7,472,500
Endocardial Solutions, Inc.                                              396,200           3,367,700
InnerDyne, Inc.                                                          420,000           3,097,500
-----------------------------------------------------------------------------------------------------
                                                                                          13,937,700
-----------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 0.2%
BioSource International, Inc.                                             42,500             945,625
Precision Optics Corporation, Inc.                                        32,500             542,344
-----------------------------------------------------------------------------------------------------
                                                                                           1,487,969
-----------------------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 2.0%
Adaptec, Inc.                                                            265,000           6,028,750
Auspex Systems, Inc.                                                     860,200           4,247,237
Finisar Corporation                                                      150,000           3,928,125
-----------------------------------------------------------------------------------------------------
                                                                                          14,204,112
-----------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.5%
Alkermes, Inc.                                                            60,000           2,827,500
Anesta Corporation                                                        52,000           1,293,500
Elan Corporation PLC, ADR(3)                                             150,000           7,265,625
Neurocrine Biosciences, Inc.                                             180,000           6,401,250
-----------------------------------------------------------------------------------------------------
                                                                                          17,787,875
-----------------------------------------------------------------------------------------------------
RENTAL AUTO/EQUIPMENT - 0.5%
United Rentals, Inc.                                                     220,000           3,767,500
-----------------------------------------------------------------------------------------------------
                                                                                           3,767,500
-----------------------------------------------------------------------------------------------------
RESTAURANTS - 0.2%
Steakhouse partners, Inc.                                                513,300           1,539,900
-----------------------------------------------------------------------------------------------------
                                                                                           1,539,900
-----------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 7.4%
American Superconductor Corporation                                       37,000           1,785,250
Applied Micro Circuits Corporation                                        45,000           4,443,750
Conductus, Inc.                                                          220,800           4,360,800
Diodes, Inc.                                                              63,300           2,713,988
Elantec Semiconductor, Inc.                                               39,600           2,757,150
GlobeSpan, Inc.                                                           15,000           1,831,172
International Rectifier Corporation                                      108,800           6,092,800
Novellus Systems, Inc.                                                   130,000           7,353,125
Oak Technology, Inc.                                                     450,000           9,703,125
STMicroelectronics N.V.(1)                                               100,000           6,418,750
Virata Corporation                                                        27,500           1,639,688
Vitesse Semiconductor Corporation                                         40,000           2,942,500
-----------------------------------------------------------------------------------------------------
                                                                                          52,042,098
-----------------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

-----------------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- DIVERSIFIED GROWTH FUND -- CONTINUED

JUNE 30, 2000 (UNAUDITED)                   FOREIGN CURRENCY(2)            SHARES               VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.4%
Adaptive Broadband Corporation                                            50,000         $ 1,837,500
Dobson Communications Corporation, Class A                               103,500           1,992,375
Primus Telecommunications Group, Inc.                                    523,100          13,012,113
-----------------------------------------------------------------------------------------------------
                                                                                          16,841,988
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.6%
Comtech Telecommunications Corporation                                   200,900           3,314,850
Digital Lightwave, Inc.                                                   20,000           2,010,000
JDS Uniphase Corporation                                                  36,800           4,411,400
Netro Corporation                                                         33,000           1,897,500
SpectraLink Corporation                                                  293,500           4,292,438
Superconductor Technologies, Inc.                                         65,000           2,555,313
-----------------------------------------------------------------------------------------------------
                                                                                          18,481,501
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 9.9%
CapRock Communications Corporation                                       217,800           4,247,100
Copper Mountain Networks, Inc.                                            42,500           3,745,312
e.spire Communications, Inc.                                           1,621,100          10,942,425
ICG Communications, Inc.                                                 300,000           6,618,750
Latitude Communications, Inc.                                            567,700           6,351,144
Motient Corporation                                                    1,594,800          25,018,425
Startec Global Communications Corporation                                636,100           6,798,319
Startec Global Communications Corporation,
     Private Placement(5)                                                140,000           1,496,250
Tele1 Europe Holding AB                     SEK                          200,000           2,527,067
WorldQuest Networks, Inc.                                                259,000           1,845,375
-----------------------------------------------------------------------------------------------------
                                                                                          69,590,167
-----------------------------------------------------------------------------------------------------
TRANSPORTATION - 1.3%
Landstar System, Inc.                                                    130,000           7,743,125
OMI Corporation                                                          200,000           1,087,500
-----------------------------------------------------------------------------------------------------
                                                                                           8,830,625
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $703,692,665)                                                  713,074,071
-----------------------------------------------------------------------------------------------------


                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS - 0.2%
-----------------------------------------------------------------------------------------------------
ENERGY - 0.1%
Contour Energy Company, $2.625 Series(1)                                 100,000             662,500
-----------------------------------------------------------------------------------------------------
                                                                                             662,500
-----------------------------------------------------------------------------------------------------
ENERGY SERVICES - 0.1%
Boots & Coots International Well
     Control, Inc., Series B(1),(4),(5)                                   11,675             582,291
-----------------------------------------------------------------------------------------------------
                                                                                             582,291
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,072,140)                                       1,244,791
-----------------------------------------------------------------------------------------------------


                                                                             PAR                VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS - 0.2%
-----------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.2%
Primus Telecommunications Group, Inc.,
     5.75%, Due 2/15/07(1)                                                 2,000         $ 1,397,500
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $1,780,431)                                                  1,397,500
-----------------------------------------------------------------------------------------------------

                                                                       CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
CALL OPTIONS - 0.1%
-----------------------------------------------------------------------------------------------------
Lycos, Inc., Strike 45, Expires 10/21/00(6)                                  250             356,250

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL CALL OPTIONS (Cost $507,000)                                                           356,250
-----------------------------------------------------------------------------------------------------

                                                                                                VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 7.7%
-----------------------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
    for Loaned Securities(8)                                                              53,057,800
Temporary Investment Cash Fund                                                               703,028
Temporary Investment Fund                                                                    703,027

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (Cost $54,463,855)                                           54,463,855
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 109.2% (Cost $762,516,091)                                           770,536,467
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SHORT CALL OPTIONS - (0.0%) (Premiums $20,474)                                               (19,375)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (7.5%)                                       (53,057,800)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (1.7%)                                                          (11,803,614)
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                              $ 705,655,678
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------
SHORT CALL OPTIONS
-----------------------------------------------------------------------------------------------------

                                                                       CONTRACTS                VALUE
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
SHORT CALL OPTIONS - 0.0%
-----------------------------------------------------------------------------------------------------
Lycos, Inc., Strike 70, Expires 10/21/00(6)                                   50            $ 19,375

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
TOTAL SHORT CALL OPTIONS (Premiums $20,474)                                                 $ 19,375
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND

JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 92.3%
----------------------------------------------------------------------------------------------
ADVERTISING - 1.1%
Lamar Advertising Company                                             334,850    $ 14,503,191
TMP Worldwide, Inc.                                                   617,900      45,608,744
----------------------------------------------------------------------------------------------
                                                                                   60,111,935
----------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.8%
Abgenix, Inc.                                                         876,500     105,056,742
----------------------------------------------------------------------------------------------
                                                                                  105,056,742
----------------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 2.6%
Citadel Communications Corporation                                    420,150      14,678,991
Cox Radio, Inc., Class A                                            1,102,400      30,867,200
EnterCom Communications Corporation                                   760,700      37,084,125
Hispanic Broadcasting Corporation                                     427,800      14,170,875
Infinity Broadcasting Corporation, Class A                          1,026,100      37,388,519
Spanish Broadcasting System, Inc.                                     610,900      12,561,631
----------------------------------------------------------------------------------------------
                                                                                  146,751,341
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.0%
Management Network Group, Inc.                                          5,000         175,000
On Assignment, Inc.                                                    42,500       1,296,250
----------------------------------------------------------------------------------------------
                                                                                    1,471,250
----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 1.9%
eBenX, Inc.                                                           398,900       8,451,694
Forrester Research, Inc.                                              363,600      26,474,625
MemberWorks, Inc.                                                     163,500       5,497,687
Professional Detailing, Inc.                                          675,200      22,999,000
Student Advantage, Inc.                                               463,700       3,390,806
TeleTech Holdings, Inc.                                               832,500      25,859,531
Ventiv Health, Inc.                                                   303,500       3,376,437
Wireless Facilities, Inc.                                             232,200      11,827,687
----------------------------------------------------------------------------------------------
                                                                                  107,877,467
----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.4%
Immersion Corporation                                                 436,100      13,083,000
Integral Systems, Inc.                                                202,300       3,388,525
Mobility Electronics, Inc.                                            177,800       2,311,400
M-Systems Flash Disk Pioneers, Ltd.                                    37,500       2,920,313
----------------------------------------------------------------------------------------------
                                                                                   21,703,238
----------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
Acxiom Corporation                                                    696,044      18,967,199
Entrust Technologies, Inc.                                            401,350      33,211,712
Sykes Enterprises, Inc.                                               967,800      12,460,425
----------------------------------------------------------------------------------------------
                                                                                   64,639,336
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 10.9%
Accrue Software, Inc.                                                 487,400      17,302,700
Active Software, Inc.                                                 506,100      39,317,644
Business Objects S.A., ADR(3)                                         531,900      46,873,687
Concero, Inc.                                                         222,600       2,726,850
Cysive, Inc.                                                        1,397,500      33,365,312
Digex, Inc.                                                           424,600      28,846,262
Exchange Applications, Inc.                                         1,414,100      37,650,412
Interactive Intelligence, Inc.                                        445,750      16,715,625
Kana Communications, Inc.                                           1,086,896      67,251,690
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - CONTINUED
Macromedia, Inc.                                                      348,200      33,666,587
Micromuse, Inc.                                                       130,000      21,512,969
NetIQ Corporation                                                     834,450      49,754,081
NVIDIA Corporation                                                    571,900      36,351,394
OnDisplay, Inc.                                                       229,700      18,706,194
Peregrine Systems, Inc.                                               617,100      21,405,656
Pinnacle Holdings, Inc.                                               498,150      26,900,100
Pivotal Corporation                                                   525,400      12,346,900
Portal Software, Inc.                                                 363,000      23,186,625
Quest Software, Inc.                                                  814,871      45,123,482
Scientific Learning Corporation                                       346,350       7,662,994
TIBCO Software, Inc.                                                  285,900      30,658,308
Virage, Inc.                                                            4,700          84,894
----------------------------------------------------------------------------------------------
                                                                                  617,410,366
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 7.7%
BEA Systems, Inc.                                                   2,573,500     127,227,406
Check Point Software Technologies, Ltd.                               350,800      74,281,900
Informatica Corporation                                               721,900      59,150,681
ISS Group, Inc.                                                       791,300      78,128,511
Mercator Software, Inc.                                               557,800      38,348,750
Mercury Interactive Corporation                                       490,600      47,465,550
Sonic Foundry, Inc.                                                   523,570      10,994,970
----------------------------------------------------------------------------------------------
                                                                                  435,597,768
----------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.1%
99 Cents Only Stores                                                  678,300      27,047,212
Bed, Bath & Beyond, Inc.                                              730,800      26,491,500
Factory 2-U Stores, Inc.                                              316,300      11,960,094
----------------------------------------------------------------------------------------------
                                                                                   65,498,806
----------------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 0.5%
Fiserv, Inc.                                                          354,100      15,314,825
Informix Corporation                                                1,581,800      11,764,637
----------------------------------------------------------------------------------------------
                                                                                   27,079,462
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 3.1%
ANADIGICS, Inc.                                                       242,150       8,248,234
Cymer, Inc.                                                           322,600      15,404,150
Integrated Device Technology, Inc.                                    897,400      53,731,825
Interlink Electronics, Inc.                                           250,350      10,483,406
Manufacturers' Services, Ltd.                                          52,250       1,074,391
Power Integrations, Inc.                                            1,412,100      33,272,606
Sanmina Corporation                                                   606,700      51,872,850
----------------------------------------------------------------------------------------------
                                                                                  174,087,462
----------------------------------------------------------------------------------------------
ENERGY - 1.1%
Calpine Corporation                                                   646,600      42,513,950
Enron Corporation(1)                                                  352,200      22,716,900
----------------------------------------------------------------------------------------------
                                                                                   65,230,850
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.9%
Financial Federal Corporation                                         368,300       6,399,212
Knight Trading Group, Inc.                                            747,100      22,272,919
SEI Investments Company(1)                                            616,800      24,556,350
----------------------------------------------------------------------------------------------
                                                                                   53,228,481
----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- EMERGING GROWTH FUND -- CONTINUED

JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 1.9%
Aurora Biosciences Corporation                                        419,100    $ 28,577,381
Community Health Care                                                 300,600       4,865,963
Health Management Associates, Inc., Class A                         3,052,400      39,871,975
Sunrise Assisted Living, Inc.                                       1,718,800      31,797,800
----------------------------------------------------------------------------------------------
                                                                                  105,113,119
----------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.1%
Oxford Health Plans, Inc.                                             328,800       7,829,550
----------------------------------------------------------------------------------------------
                                                                                    7,829,550
----------------------------------------------------------------------------------------------
INSURANCE - 0.2%
Conseco, Inc.(1)                                                    1,000,000       9,750,000
----------------------------------------------------------------------------------------------
                                                                                    9,750,000
----------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 20.7%
24 / 7 Media, Inc.                                                  1,070,700      16,729,687
Alteon Websystems, Inc.                                               803,450      80,395,216
Ariba, Inc.                                                           220,700      21,638,945
Art Technology Group, Inc.                                            438,000      44,210,625
Be Free, Inc.                                                         857,600       7,718,400
C-bridge Internet Solutions, Inc.                                     450,200       7,822,225
Coolsavings.com, Inc.                                                 275,100       1,667,794
Critical Path, Inc.                                                   526,000      30,672,375
Digital Insight Corporation                                            70,000       2,380,000
Digital Island, Inc.                                                  869,100      42,259,987
DSL. net, Inc.                                                      1,688,400      17,411,625
EarthLink, Inc.                                                       252,900       3,904,144
E.piphany, Inc.                                                       204,700      21,941,281
eSPEED, Inc., Class A                                                 930,100      40,401,219
Firepond, Inc.                                                        659,650      23,747,400
HomeStore.com, Inc.                                                 1,160,350      33,867,716
HotJobs.com, Ltd.                                                     374,300       5,170,019
Internap Network Services Corporation                                 488,600      20,284,534
ITXC Corporation                                                      378,150      13,388,873
Lante Corporation                                                      49,900       1,019,831
LifeMinders, Inc.                                                     338,100       9,995,081
Mediaplex, Inc.                                                       331,300       6,398,231
Multex.com, Inc.                                                    1,050,200      26,451,912
MyPoints.com, Inc.                                                  1,009,700      19,136,970
National Information Consortium, Inc.                                 186,250       2,118,594
NaviSite, Inc.                                                        671,100      28,060,369
Netcentives, Inc.                                                     551,100      10,264,237
NetCreations, Inc.                                                    213,200       9,767,225
Netopia, Inc.                                                         876,650      35,285,162
Primus Knowledge Solutions, Inc.                                      507,100      22,819,500
Proxicom, Inc.                                                        964,700      46,185,012
PSINet, Inc.                                                        1,007,500      25,313,438
RealNetworks, Inc.                                                  1,135,700      57,423,831
Register.com, Inc.                                                    464,650      14,200,866
Scient Corporation                                                    796,250      35,134,531
Software.com, Inc.                                                    619,100      80,405,613
SonicWALL, Inc.                                                       185,850      16,366,416
Tumbleweed Communications Corporation                                 202,300      10,292,013
VeriSign, Inc.                                                        664,027     117,200,765
Versata, Inc.                                                         202,300       8,155,219
----------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - CONTINUED
Viant Corporation                                                   1,082,800      32,077,950
Vignette Corporation                                                  508,700      26,460,348
Vitria Technology, Inc.                                               708,700      43,319,287
WatchGuard Technologies, Inc.                                         554,550      30,465,591
webMethods, Inc.                                                      145,000      22,792,187
----------------------------------------------------------------------------------------------
                                                                                1,172,722,244
----------------------------------------------------------------------------------------------
INTERNET COMMERCE - 0.1%
Expedia, Inc., Class A                                                400,800       5,936,850
----------------------------------------------------------------------------------------------
                                                                                    5,936,850
----------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 0.6%
Waddell & Reed Financial, Inc., Class A(1)                          1,022,000      33,534,375
----------------------------------------------------------------------------------------------
                                                                                   33,534,375
----------------------------------------------------------------------------------------------
MEDIA - 0.6%
Univision Communications, Inc., Class A                               314,800      32,581,800
----------------------------------------------------------------------------------------------
                                                                                   32,581,800
----------------------------------------------------------------------------------------------
MEDICAL - BIOMEDICAL/GENETICS - 0.7%
Charles River Laboratories International, Inc.                         79,600       1,766,125
Inhale Therapeutic Systems, Inc.                                      112,300      11,394,941
Millennium Pharmaceuticals, Inc.                                      241,378      27,004,164
----------------------------------------------------------------------------------------------
                                                                                   40,165,230
----------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.9%
Cytyc Corporation                                                     958,600      51,165,275
ResMed, Inc.                                                          706,300      18,893,525
Techne Corporation                                                    235,200      30,576,000
Thoratec Laboratories Corporation                                     302,600       4,898,338
----------------------------------------------------------------------------------------------
                                                                                  105,533,138
----------------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 0.2%
Molecular Devices Corporation                                         143,300       9,914,569
----------------------------------------------------------------------------------------------
                                                                                    9,914,569
----------------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 5.6%
Cobalt Networks, Inc.                                                 807,200      46,716,700
Crossroads Systems, Inc.                                              295,900       7,471,475
Extreme Networks, Inc.                                                202,300      21,342,650
Finisar Corporation                                                   963,800      25,239,513
Foundry Networks, Inc.                                                511,400      56,509,700
MMC Networks, Inc.                                                  1,172,200      62,639,438
Network Appliance, Inc.                                               657,500      52,928,750
Stratos Lightwave, Inc.                                                26,400         735,900
Turnstone System, Inc.                                                264,000      43,737,375
----------------------------------------------------------------------------------------------
                                                                                  317,321,501
----------------------------------------------------------------------------------------------
PHARMACEUTICALS - 3.2%
Cephalon, Inc.                                                        303,500      18,172,063
COR Therapeutics, Inc.                                                284,800      24,297,000
Cubist Pharmaceuticals, Inc.                                          681,500      33,563,875
Gilead Sciences, Inc.                                                 311,800      22,176,775
Medarex, Inc.                                                         821,400      69,408,300
Neurocrine Biosciences, Inc.                                          191,400       6,806,663
PRAECIS Pharmaceuticals, Inc.                                         203,800       5,680,925
----------------------------------------------------------------------------------------------
                                                                                  180,105,601
----------------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 0.2%
Information Holdings, Inc.                                            251,000       9,287,000
----------------------------------------------------------------------------------------------
                                                                                    9,287,000
----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS


JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 5.7%
Alpha Industries, Inc.                                                157,400     $ 6,935,437
Applied Micro Circuits Corporation                                    479,492      47,349,835
Cree, Inc.                                                            481,200      64,240,200
Exar Corporation                                                      171,700      14,970,094
GlobeSpan, Inc.                                                       743,400      90,752,878
LTX Corporation                                                       511,900      17,884,506
Marvell Technology Group, Ltd.                                         11,750         669,750
Microsemi Corporation                                                 101,200       3,434,475
PLX Technology, Inc.                                                1,112,700      46,177,050
TranSwitch Corporation                                                242,650      18,729,547
TriQuint Semiconductor, Inc.                                          100,000       9,568,750
----------------------------------------------------------------------------------------------
                                                                                  320,712,522
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.1%
AirGate PCS, Inc.                                                     455,200      23,926,450
Crown Castle International Corporation                                562,700      20,538,550
Dobson Communications Corporation, Class A                            552,800      10,641,400
EchoStar Communications Corporation, Class A                        1,440,800      47,703,988
Intermedia Communications, Inc.                                       606,900      18,055,275
Metrocall, Inc.                                                     2,614,500      23,530,500
Metromedia Fiber Network, Inc., Class A                               710,500      28,197,969
NEXTLINK Communications, Inc., Class A                                628,263      23,834,728
Primus Telecommunications Group, Inc.                                 493,700      12,280,788
Triton PCS Holdings, Inc., Class A                                    385,450      22,259,738
----------------------------------------------------------------------------------------------
                                                                                  230,969,386
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 7.7%
American Tower Corporation, Class A                                   506,100      21,098,044
Anaren Microwave, Inc.                                                 96,900      12,716,611
AudioCodes, Ltd.                                                      358,900      43,068,000
Ditech Communications Corporation                                     289,600      27,385,300
Efficient Networks, Inc.                                            1,030,550      75,809,834
Exfo Electro-Optical Engineering, Inc.                                113,600       4,984,200
Glenayre Technologies, Inc.                                         2,763,900      29,193,694
Handspring, Inc.                                                        9,500         256,500
Metawave Communications Corporation                                   612,550      16,347,428
Netro Corporation                                                   1,051,500      60,329,813
New Focus, Inc.                                                         6,450         529,706
Next Level Communications, Inc.                                       535,500      45,919,125
Paging Network, Inc.                                                  959,200         689,425
Spectrasite Holdings, Inc.                                          2,220,500      63,006,688
Terayon Communications Systems, Inc.                                  350,000      22,482,031
Weblink Wireless, Inc.                                                715,800       9,484,350
----------------------------------------------------------------------------------------------
                                                                                  433,300,749
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.3%
Allegiance Telecom, Inc.                                              490,800      31,411,200
CapRock Communications Corporation                                    147,200       2,870,400
Copper Mountain Networks, Inc.                                        723,800      63,784,875
Leap Wireless International, Inc.                                     343,300      16,135,100
McLeodUSA, Inc.                                                     1,472,600      30,464,413
Powerwave Technologies, Inc.                                          448,700      19,742,800
Teligent, Inc., Class A                                               262,500       6,201,563
Viatel, Inc.                                                            263,600     7,529,075
West TeleServices Corporation                                           353,150     8,939,109
----------------------------------------------------------------------------------------------
                                                                                  187,078,535
----------------------------------------------------------------------------------------------
TRANSPORTATION - 0.4%
Forward Air Corporation                                               581,150      23,246,000
----------------------------------------------------------------------------------------------
                                                                                   23,246,000
----------------------------------------------------------------------------------------------
TRAVEL SERVICES - 0.9%
Four Seasons Hotels, Inc.(1)                                          839,300      52,193,969
----------------------------------------------------------------------------------------------
                                                                                   52,193,969
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $4,058,649,043)                                       5,223,040,642
----------------------------------------------------------------------------------------------


                                                                    WARRANTS           VALUE
----------------------------------------------------------------------------------------------
WARRANTS - 0.0%
----------------------------------------------------------------------------------------------
Acclaim Entertainment, Inc.(4),(6)                                      4,537           3,569

----------------------------------------------------------------------------------------------
TOTAL WARRANTS (COST $0)                                                                3,569
----------------------------------------------------------------------------------------------


                                                                                       VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 18.3%
----------------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                                     728,232,350
Temporary Investment Cash Fund                                                    152,196,068
Temporary Investment Fund                                                         152,196,068

----------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $1,032,624,486)                              1,032,624,486
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 110.6% (COST $5,091,273,529)                                6,255,668,697
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (12.9%)                              (728,232,350)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 2.3%                                                          128,905,090
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                       5,656,341,437
----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
     The accompanying notes are an ingtegral part of these financial statements.

SEMIANNUAL REPORT


----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- THE INFORMATION AGE FUND-Registered Trademark-

JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 98.8%
----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 12.7%
Applied Materials, Inc.                                               183,600    $ 16,638,750
Compaq Computer Corporation(1)                                        321,000       8,205,562
EMC Corporation                                                       276,800      21,296,300
VERITAS Software Corporation                                           36,400       4,113,769
----------------------------------------------------------------------------------------------
                                                                                   50,254,381
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 7.3%
Adobe Systems, Inc.(1)                                                 64,200       8,346,000
Microsoft Corporation                                                 205,000      16,400,000
National Instruments Corporation                                      100,000       4,362,500
----------------------------------------------------------------------------------------------
                                                                                   29,108,500
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 2.9%
Sun Microsystems, Inc.                                                127,000      11,549,062
----------------------------------------------------------------------------------------------
                                                                                   11,549,062
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 10.2%
Flextronics International, Ltd.                                        72,000       4,945,500
Linear Technology Corporation(1)                                       90,000       5,754,375
Maxim Integrated Products, Inc.                                        65,000       4,415,937
Solectron Corporation                                                 188,800       7,906,000
Teradyne, Inc.                                                        234,000      17,199,000
----------------------------------------------------------------------------------------------
                                                                                   40,220,812
----------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 6.4%
Ariba, Inc.                                                            48,750       4,779,785
BroadVision, Inc.                                                     202,750      10,302,234
Yahoo!, Inc.                                                           82,050      10,163,944
----------------------------------------------------------------------------------------------
                                                                                   25,245,963
----------------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 4.7%
Cisco Systems, Inc.                                                   290,428      18,460,330
----------------------------------------------------------------------------------------------
                                                                                   18,460,330
----------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 24.1%
Altera Corporation                                                     88,000       8,970,500
Atmel Corporation                                                     167,800       6,187,625
Intel Corporation(1)                                                  142,366      19,032,555
KLA-Tencor Corporation                                                118,000       6,910,375
Lam Research Corporation                                              225,000       8,437,500
Micron Technology, Inc.                                               120,000      10,567,500
Motorola, Inc.(1)                                                     318,000       9,241,875
Texas Instruments, Inc.(1)                                            102,324       7,028,380
Xilinx, Inc.                                                          232,000      19,154,500
----------------------------------------------------------------------------------------------
                                                                                   95,530,810
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 4.8%
Nextel Communications, Inc., Class A                                  137,000       8,382,687
VoiceStream Wireless Corporation                                       60,000       6,977,813
Western Wireless Corporation, Class A                                  69,000       3,760,500
----------------------------------------------------------------------------------------------
                                                                                   19,121,000
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 19.7%
Comverse Technology, Inc.                                              80,000       7,440,000
Corning, Inc.(1)                                                       62,350      16,826,706
JDS Uniphase Corporation                                              135,000      16,183,125
Lucent Technologies, Inc.(1)                                          136,000       8,058,000
Nortel Networks Corporation(1)                                        188,000      12,831,000
Telefonaktiebolaget LM Ericsson, ADR(1),(3)                           400,000       8,000,000
Tellabs, Inc.                                                         125,000       8,554,688
----------------------------------------------------------------------------------------------
                                                                                   77,893,519
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 6.0%
Allegiance Telecom, Inc.                                              112,050       7,171,200
Nokia Corporation, ADR(1),(3)                                         335,200      16,739,050
----------------------------------------------------------------------------------------------
                                                                                   23,910,250
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $256,763,437)                                           391,294,627
----------------------------------------------------------------------------------------------


                                                                                       VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 0.8%
----------------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                                      1,569,681
Temporary Investment Fund                                                           1,569,680

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $3,139,361)                                      3,139,361
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.6% (COST $259,902,798)                                     394,433,988
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.4%                                                            1,543,919
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                         395,977,907
----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND-TM-

JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
COMMON STOCKS - 95.0%
----------------------------------------------------------------------------------------------
BUSINESS SERVICES - 3.4%
Diamond Technology partners, Inc.                                      69,800     $ 6,142,400
Hall, Kinion & Associates, Inc.                                        66,000       2,198,625
----------------------------------------------------------------------------------------------
                                                                                    8,341,025
----------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 4.8%
eBenX, Inc.                                                            86,150       1,825,303
Forrester Research, Inc.                                               60,000       4,368,750
MemberWorks, Inc.                                                      93,100       3,130,487
META Group, Inc.                                                      124,600       2,398,550
----------------------------------------------------------------------------------------------
                                                                                   11,723,090
----------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.2%
Brocade Communications Systems, Inc.                                   15,800       2,899,053
----------------------------------------------------------------------------------------------
                                                                                    2,899,053
----------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.9%
Acxiom Corporation                                                     46,727       1,273,311
Entrust Technologies, Inc.                                             40,900       3,384,475
----------------------------------------------------------------------------------------------
                                                                                    4,657,786
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 17.2%
Cysive, Inc.                                                          131,200       3,132,400
Digex, Inc.                                                            50,400       3,424,050
Exchange Applications, Inc.                                           201,900       5,375,587
Macromedia, Inc.                                                       28,200       2,726,587
NetIQ Corporation                                                     102,650       6,120,506
OnDisplay, Inc.                                                        39,800       3,241,212
Peregrine Systems, Inc.                                               203,050       7,043,297
Pinnacle Holdings, Inc.                                                25,000       1,350,000
Portal Software, Inc.                                                  15,400         983,675
Quest Software, Inc.                                                   33,900       1,877,212
TIBCO Software, Inc.                                                   60,800       6,519,850
----------------------------------------------------------------------------------------------
                                                                                   41,794,376
----------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 12.0%
BEA Systems, Inc.                                                      84,700       4,187,356
Check Point Software Technologies, Ltd.                                26,400       5,590,200
i2 Technologies, Inc.                                                  70,595       7,360,632
Mercator Software, Inc.                                                41,000       2,818,750
Mercury Interactive Corporation                                        79,100       7,652,925
Sonic Foundry, Inc.                                                    76,580       1,608,180
----------------------------------------------------------------------------------------------
                                                                                   29,218,043
----------------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 0.7%
eXcelon Corporation                                                   203,000       1,611,312
----------------------------------------------------------------------------------------------
                                                                                    1,611,312
----------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.5%
Power Integrations, Inc.                                               50,000       1,178,125
----------------------------------------------------------------------------------------------
                                                                                    1,178,125
----------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 2.4%
Knight Trading Group, Inc.                                            118,800       3,541,725
NextCard, Inc.                                                        258,500       2,197,250
----------------------------------------------------------------------------------------------
                                                                                    5,738,975
----------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 31.7%
24 / 7 Media, Inc.                                                    161,400       2,521,875
About.com, Inc.                                                        49,100       1,546,650
Alteon Websystems, Inc.                                                42,200       4,222,637
Ariba, Inc.                                                            29,000       2,843,359
Be Free, Inc.                                                         139,000       1,251,000
C-bridge Internet Solutions, Inc.                                     102,700       1,784,412
Digital Island, Inc.                                                  116,400       5,659,950
E.piphany, Inc.                                                        27,100       2,904,781
EarthLink, Inc.                                                       220,171       3,398,890
eSPEED, Inc., Class A                                                 119,450       5,188,609
Firepond, Inc.                                                        108,200       3,895,200
ITXC Corporation                                                       48,000       1,699,500
Proxicom, Inc.                                                        145,500       6,965,812
RealNetworks, Inc.                                                    100,800       5,096,700
Register.com, Inc.                                                     82,100       2,509,181
Scient Corporation                                                     58,900       2,598,963
Software.com, Inc.                                                     19,600       2,545,550
SportsLine.com, Inc.                                                  224,800       3,835,650
VeriSign, Inc.                                                         15,910       2,808,115
VIA NET.WORKS, Inc.                                                     1,700          26,244
Viant Corporation                                                      43,900       1,300,538
Vignette Corporation                                                   78,300       4,072,823
Vitria Technology, Inc.                                                52,700       3,221,288
WatchGuard Technologies, Inc.                                          52,000       2,856,750
webMethods, Inc.                                                       14,000       2,200,625
----------------------------------------------------------------------------------------------
                                                                                   76,955,102
----------------------------------------------------------------------------------------------
NETWORK SYSTEMS AND PRODUCTS - 2.4%
Extreme Networks, Inc.                                                 14,000       1,477,000
Foundry Networks, Inc.                                                 21,000       2,320,500
Turnstone System, Inc.                                                 12,200       2,021,197
----------------------------------------------------------------------------------------------
                                                                                    5,818,697
----------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 6.3%
Alpha Industries, Inc.                                                  5,900         259,969
Applied Micro Circuits Corporation                                     30,500       3,011,875
GlobeSpan, Inc.                                                        45,700       5,578,970
QLogic Corporation                                                     39,800       2,629,288
TriQuint Semiconductor, Inc.                                           14,500       1,387,469
Virata Corporation                                                     42,800       2,551,950
----------------------------------------------------------------------------------------------
                                                                                   15,419,521
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 7.1%
American Tower Corporation, Class A                                    14,500         604,469
Efficient Networks, Inc.                                               58,200       4,281,338
Exfo Electro-Optical Engineering, Inc.                                  5,700         250,087
General Motors Corporation, Class H                                    27,000       2,369,250
JDS Uniphase Corporation                                               26,600       3,188,675
Netro Corporation                                                      31,100       1,784,363
Next Level Communications, Inc.                                        24,300       2,083,725
Spectrasite Holdings, Inc.                                             62,450       1,772,019



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

----------------------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS -- RS INTERNET AGE FUND-TM- -- CONTINUED

JUNE 30, 2000 (UNAUDITED)                                             SHARES           VALUE
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - CONTINUED
Terayon Communications Systems, Inc.                                   14,800     $   950,669
----------------------------------------------------------------------------------------------
                                                                                   17,284,595
----------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.4%
Aspect Communications Corporation                                      30,200       1,187,238
Copper Mountain Networks, Inc.                                         36,300       3,198,938
Motient Corporation                                                   156,200       2,450,388
West TeleServices Corporation                                          55,800       1,412,438
----------------------------------------------------------------------------------------------
                                                                                    8,249,002
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $228,608,729)                                           230,888,702
----------------------------------------------------------------------------------------------


                                                                                       VALUE
----------------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS - 16.5%
----------------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                                      26,632,600
Temporary Investment Cash Fund                                                      6,610,556
Temporary Investment Fund                                                           6,610,555

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL SHORT TERM INVESTMENTS (COST $39,853,711)                                    39,853,711
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 111.5% (COST $268,462,440)                                    270,742,413
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
COLLATERAL ON SECURITIES LOANED, AT VALUE - (11.0)                                (26,632,600)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.5%)                                                    (1,189,044)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                        $242,920,769
----------------------------------------------------------------------------------------------



                                See notes to Schedule of Investments on page 73.
      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- MICROCAP GROWTH FUND

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
COMMON STOCKS - 89.5%
---------------------------------------------------------------------------------------------------
AEROSPACE - 0.8%
REMEC, Inc.                                                             25,000          $ 1,046,875
---------------------------------------------------------------------------------------------------
                                                                                          1,046,875
---------------------------------------------------------------------------------------------------
AUTOMOBILES & OTHER MOTOR VEHICLES - 0.5%
Oshkosh Truck Corporation(1)                                             19,600             700,700
---------------------------------------------------------------------------------------------------
                                                                                            700,700
---------------------------------------------------------------------------------------------------
BIOTECHNOLOGY - 0.8%
LifeCell Corporation                                                    155,300             990,037
---------------------------------------------------------------------------------------------------
                                                                                            990,037
---------------------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 0.5%
Granite Broadcasting Corporation                                         80,000             590,000
---------------------------------------------------------------------------------------------------
                                                                                            590,000
---------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.8%
Hall, Kinion & Associates, Inc.                                          38,500           1,282,531
On Assignment, Inc.                                                      31,600             963,800
---------------------------------------------------------------------------------------------------
                                                                                          2,246,331
---------------------------------------------------------------------------------------------------
CHEMICALS - 0.7%
Uniroyal Technology Corporation                                          75,000             829,687
---------------------------------------------------------------------------------------------------
                                                                                            829,687
---------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 7.6%
Clark/Bardes Holdings, Inc.                                              30,300             499,950
eBenX, Inc.                                                              18,800             398,325
Gaiam, Inc.                                                             104,600           1,935,100
MemberWorks, Inc.                                                        28,100             944,862
Mobile Mini, Inc.                                                        54,300           1,197,994
NCO Group, Inc.                                                          19,700             455,562
Newgen Results Corporation                                              126,400           2,085,600
Optimal Robotics Corporation                                             40,000           1,535,000
Student Advantage, Inc.                                                  70,100             512,606
---------------------------------------------------------------------------------------------------
                                                                                          9,564,999
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 4.3%
Concurrent Computer Corporation                                          67,700             888,563
Cybex Computer Products Corporation                                      37,050           1,593,150
Datalink Corporation                                                     70,000           1,045,625
Qualstar Corporation                                                    110,000             842,188
RadiSys Corporation                                                      17,550             995,962
---------------------------------------------------------------------------------------------------
                                                                                          5,365,488
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 2.2%
Exchange Applications, Inc.                                              40,000           1,065,000
Moldflow Corporation                                                     70,000           1,133,125
QRS Corporation                                                          23,000             564,937
---------------------------------------------------------------------------------------------------
                                                                                          2,763,062
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.8%
Netegrity, Inc.                                                          10,000             753,125
Sonic Foundry, Inc.                                                      10,000             210,000
---------------------------------------------------------------------------------------------------
                                                                                            963,125
---------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 2.3%
Shaw Group, Inc.                                                         24,800           1,168,700
Trex Company, Inc.                                                       33,800           1,690,000
---------------------------------------------------------------------------------------------------
                                                                                          2,858,700
---------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 9.6%
1-800-Contacts, Inc.                                                     50,000           2,350,000
A.C. Moore Arts & Crafts, Inc.                                           52,100             332,138
AG Services of America, Inc.                                             16,100             245,525
Chico's FAS, Inc.                                                        33,200             664,000
Cost Plus, Inc.                                                          20,200             579,487
Fred's, Inc.(1)                                                          92,500           1,665,000
Guitar Center, Inc.                                                      70,000             735,000
Hibbett Sporting Goods, Inc.                                             30,000             705,000
Hot Topic, Inc.                                                          36,400           1,164,800
PC Connection, Inc.                                                      17,100             974,700
Rent Way, Inc.                                                           70,000           2,043,125
Shop at Home, Inc.                                                      124,300             580,714
---------------------------------------------------------------------------------------------------
                                                                                         12,039,489
---------------------------------------------------------------------------------------------------
DATA PROCESSING SOFTWARE & SERVICES - 0.7%
Intercept Group, Inc.                                                    55,000             935,000
---------------------------------------------------------------------------------------------------
                                                                                            935,000
---------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 1.3%
SCP Pool Corporation                                                     71,850           1,688,475
---------------------------------------------------------------------------------------------------
                                                                                          1,688,475
---------------------------------------------------------------------------------------------------
EDUCATION & TRAINING - 1.6%
Bright Horizons Family Solutions, Inc.                                   45,000             961,875
Career Education Corporation                                             21,000           1,018,500
---------------------------------------------------------------------------------------------------
                                                                                          1,980,375
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 10.2%
ACT Manufacturing, Inc.                                                  23,600           1,095,925
DuraSwitch Industries, Inc.                                             125,000             875,000
Interlink Electronics, Inc.                                              50,000           2,093,750
Merix Corporation                                                        25,000           1,175,000
Photon Dynamics, Inc.                                                    25,000           1,867,187

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


                                                                                                 63

SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS -- MICROCAP GROWTH FUND -- CONTINUED

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
ELECTRONIC COMPONENTS - CONTINUED
Power Integrations, Inc.                                                 46,300        $  1,090,944
Signal Technology Corporation                                            60,000           1,500,000
Universal Electronics, Inc.                                              90,600           2,225,362
Zygo Corporation                                                         10,000             908,125
---------------------------------------------------------------------------------------------------
                                                                                         12,831,293
---------------------------------------------------------------------------------------------------
FOOD - 0.4%
Monterey Pasta Company                                                  131,700             551,494
---------------------------------------------------------------------------------------------------
                                                                                            551,494
---------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 1.3%
Accredo Health, Inc.                                                     19,800             684,338
Province Healthcare Company                                              27,400             989,825
---------------------------------------------------------------------------------------------------
                                                                                          1,674,163
---------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.8%
click2learn.com, Inc.                                                    12,500             220,313
Multex.com, Inc.                                                         30,000             755,625
---------------------------------------------------------------------------------------------------
                                                                                            975,938
---------------------------------------------------------------------------------------------------
MACHINERY - 0.7%
Asyst Technologies, Inc.                                                 26,700             914,475
---------------------------------------------------------------------------------------------------
                                                                                            914,475
---------------------------------------------------------------------------------------------------
MANUFACTURING - 3.3%
Applied Films Corporation                                                75,000           2,746,875
Koala Corporation                                                       100,000           1,412,500
---------------------------------------------------------------------------------------------------
                                                                                          4,159,375
---------------------------------------------------------------------------------------------------
MEDIA - 0.9%
LodgeNet Entertainment Corporation                                       47,000           1,139,750
---------------------------------------------------------------------------------------------------
                                                                                          1,139,750
---------------------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 1.5%
Alexion Pharmaceuticals, Inc.                                            12,000             858,000
CuraGen Corporation                                                       9,300             353,981
Genzyme Transgenics Corporation                                          23,700             642,863
---------------------------------------------------------------------------------------------------
                                                                                          1,854,844
---------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 1.5%
Closure Medical Corporation                                              38,300             880,900
Cytyc Corporation                                                        18,000             960,750
---------------------------------------------------------------------------------------------------
                                                                                          1,841,650
---------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 2.3%
Molecular Devices Corporation                                            22,600           1,563,638
Zoll Medical Corporation                                                 27,500           1,347,500
---------------------------------------------------------------------------------------------------
                                                                                          2,911,138
---------------------------------------------------------------------------------------------------
MISCELLANEOUS - 0.8%
Rainbow Rentals, Inc.                                                    92,000           1,052,250
---------------------------------------------------------------------------------------------------
                                                                                          1,052,250
---------------------------------------------------------------------------------------------------
NETWORK SYSTEMS AND PRODUCTS - 0.9%
SBE, Inc.                                                                53,600           1,112,200
---------------------------------------------------------------------------------------------------
                                                                                          1,112,200
---------------------------------------------------------------------------------------------------
OFFICE EQUIPMENT - 0.5%
T/R Systems, Inc.                                                       100,000             637,500
---------------------------------------------------------------------------------------------------
                                                                                            637,500
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 4.5%
Anesta Corporation                                                       55,000           1,368,125
Celgene Corporation                                                      30,000           1,766,250
CIMA Labs, Inc.                                                          30,000             607,500
Neurogen Corporation                                                     40,000           1,155,000
Noven Pharmaceuticals, Inc.                                              25,200             757,575
---------------------------------------------------------------------------------------------------
                                                                                          5,654,450
---------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT - 1.1%
Albany Molecular Research, Inc.                                          25,000           1,360,938
---------------------------------------------------------------------------------------------------
                                                                                          1,360,938
---------------------------------------------------------------------------------------------------
RESTAURANTS - 2.7%
Buca, Inc.                                                               60,000             937,500
P.F. Chang's China Bistro, Inc.                                           7,100             226,756
RARE Hospitality International, Inc.                                     47,100           1,330,575
Rubio's Restaurants, Inc.                                               112,000             924,000
---------------------------------------------------------------------------------------------------
                                                                                          3,418,831
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 8.0%
American Xtal Technology, Inc.                                           33,000           1,427,250
AstroPower, Inc.                                                         50,000           1,356,250
ATMI, Inc.                                                               11,900             553,350
Brooks Automation, Inc.                                                  10,000             639,375
Cree, Inc.                                                                8,100           1,081,350
Pericom Semiconductor Corporation                                        30,000           2,040,000
QLogic Corporation                                                       10,000             660,625
Sage, Inc.                                                               69,050             893,334
Supertex, Inc.                                                           15,000             753,750
Zoran Corporation                                                        10,900             718,719
---------------------------------------------------------------------------------------------------
                                                                                         10,124,003
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 2.1%
Boston Communications Group, Inc.                                       109,200           1,528,800
Metro One Telecommunications, Inc.                                       90,200           1,133,138
---------------------------------------------------------------------------------------------------
                                                                                          2,661,938
---------------------------------------------------------------------------------------------------

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


64

                                                                        RS FUNDS

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
TELECOMMUNICATIONS EQUIPMENT - 7.6%
Anaren Microwave, Inc.                                                   12,150        $  1,594,498
California Amplifier, Inc.                                               50,000           2,287,500
Gentner Communications Corporation                                       65,000             910,000
P-Com, Inc.                                                              40,200             228,638
SeaChange International, Inc.                                            38,400           1,108,800
Somera Communications, Inc.                                              82,400           1,122,700
SpectraLink Corporation                                                  90,000           1,316,250
SymmetriCom, Inc.                                                        40,000           1,010,000
---------------------------------------------------------------------------------------------------
                                                                                          9,578,386
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 2.1%
Adaptive Broadband Corporation                                           27,000             992,250
CapRock Communications Corporation                                       33,100             645,450
SCC Communications Corporation                                           63,600             429,300
Startec Global Communications Corporation(5)                             50,000             534,375
---------------------------------------------------------------------------------------------------
                                                                                          2,601,375
---------------------------------------------------------------------------------------------------
TRANSPORTATION - 0.8%
Forward Air Corporation                                                  25,100           1,004,000
---------------------------------------------------------------------------------------------------
                                                                                          1,004,000
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $70,537,987)                                                  112,622,334
---------------------------------------------------------------------------------------------------


                                                                                              VALUE
===================================================================================================
SHORT TERM INVESTMENTS - 21.9%
---------------------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                                            17,552,800
Temporary Investment Cash Fund                                                            4,973,872
Temporary Investment Fund                                                                 4,973,872

===================================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $27,500,544)                                          27,500,544
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 111.4%  (Cost $98,038,531)                                          140,122,878
---------------------------------------------------------------------------------------------------

===================================================================================================
COLLATERAL ON SECURITIES LOANED, AT VALUE - (14.0%)                                     (17,552,800)
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER ASSETS, NET - 2.6%                                                                  3,265,330
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                              $125,835,408
===================================================================================================

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


                                                                                                 65

SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS -- MIDCAP OPPORTUNITIES FUND

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
COMMON STOCKS - 91.0%
---------------------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.6%
Seminis, Inc., Class A                                                  500,000        $  1,312,500
---------------------------------------------------------------------------------------------------
                                                                                          1,312,500
---------------------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 1.0%
Macrovision Corporation                                                  37,500           2,397,070
---------------------------------------------------------------------------------------------------
                                                                                          2,397,070
---------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 0.6%
United Shipping & Technology, Inc.                                      155,000           1,240,000
United Shipping & Technology, Inc., Restricted(4),(5)                    30,000             216,000
---------------------------------------------------------------------------------------------------
                                                                                          1,456,000
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 1.1%
Jack Henry & Associates, Inc.(1)                                         50,000           2,506,250
---------------------------------------------------------------------------------------------------
                                                                                          2,506,250
---------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 1.1%
SunGard Data Systems, Inc.                                               83,400           2,585,400
---------------------------------------------------------------------------------------------------
                                                                                          2,585,400
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 1.7%
MetaCreations Corporation                                               130,000           1,560,000
Siebel Systems, Inc.                                                     15,000           2,454,375
---------------------------------------------------------------------------------------------------
                                                                                          4,014,375
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.9%
Check Point Software Technologies, Ltd.                                  10,000           2,117,500
---------------------------------------------------------------------------------------------------
                                                                                          2,117,500
---------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 2.1%
Southdown, Inc.(1)                                                       85,000           4,908,750
---------------------------------------------------------------------------------------------------
                                                                                          4,908,750
---------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 3.7%
CDW Computer Centers, Inc.                                               40,000           2,500,000
Kroger Company                                                          170,000           3,750,625
RadioShack Corporation(1)                                                50,000           2,368,750
---------------------------------------------------------------------------------------------------
                                                                                          8,619,375
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 3.5%
Maxim Integrated Products, Inc.                                          47,400           3,220,238
Molex, Inc.(1)                                                           59,400           2,858,625
Sanmina Corporation                                                      25,000           2,137,500
---------------------------------------------------------------------------------------------------
                                                                                          8,216,363
---------------------------------------------------------------------------------------------------
ENERGY - 11.8%
AES Corporation                                                          92,000           4,197,500
Apache Corporation(1)                                                    82,500           4,852,031
Barrett Resources Corporation                                            46,800           1,424,475
Burlington Resources, Inc.(1)                                            75,000           2,868,750
EOG Resources, Inc.(1)                                                  125,000           4,187,500
Noble Affiliates, Inc.(1)                                                70,000           2,607,500
Ocean Energy, Inc.                                                      175,000           2,482,812
Phillips Petroleum Company(1)                                            51,600           2,615,475
Texaco, Inc.(1)                                                          45,000           2,396,250
---------------------------------------------------------------------------------------------------
                                                                                         27,632,293
---------------------------------------------------------------------------------------------------
ENERGY SERVICES - 10.6%
Baker Hughes, Inc.(1)                                                   115,000           3,680,000
ENSCO International, Inc.(1)                                             70,000           2,506,875
Global Marine, Inc.                                                     135,000           3,805,312
Montana Power Company(1)                                                120,000           4,237,500
Nabors Industries, Inc.                                                 112,500           4,675,781
Rowan Companies, Inc.                                                   112,500           3,417,188
Santa Fe International Corporation                                       72,500           2,532,969
---------------------------------------------------------------------------------------------------
                                                                                         24,855,625
---------------------------------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 1.2%
Republic Services, Inc.                                                 180,000           2,880,000
---------------------------------------------------------------------------------------------------
                                                                                          2,880,000
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 6.3%
AmSouth BanCorporation(1)                                               140,000           2,205,000
Concord EFS, Inc.                                                        90,000           2,340,000
FleetBoston Financial Corporation(1)                                     69,000           2,346,000
Paychex, Inc.(1)                                                         55,000           2,310,000
U.S. Bancorp(1)                                                         135,000           2,598,750
Washington Mutual, Inc.(1)                                              100,000           2,887,500
---------------------------------------------------------------------------------------------------
                                                                                         14,687,250
---------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 2.7%
HCA-The Healthcare Corporation(1)                                        64,900           1,971,338
Tenet Healthcare Corporation(1)                                         160,000           4,320,000
---------------------------------------------------------------------------------------------------
                                                                                          6,291,338
---------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 1.3%
UnitedHealth Group, Inc.(1)                                              35,000           3,001,250
---------------------------------------------------------------------------------------------------
                                                                                          3,001,250
---------------------------------------------------------------------------------------------------
HOTELS & MOTELS - 1.6%
Hilton Hotels Corporation(1)                                            400,000           3,750,000
---------------------------------------------------------------------------------------------------
                                                                                          3,750,000
---------------------------------------------------------------------------------------------------
INSTRUMENTS - 8.2%
Cognex Corporation                                                       40,000           2,070,000
Millipore Corporation(1)                                                 37,500           2,826,562
PerkinElmer, Inc.(1)                                                     42,500           2,810,313
Tektronix, Inc.(1)                                                       80,000           5,820,000
Thermo Electron Corporation                                             275,000           5,809,375
---------------------------------------------------------------------------------------------------
                                                                                         19,336,250
---------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 2.4%
Lycos, Inc.                                                              40,000           2,160,000
Software.com, Inc.                                                       26,400           3,428,700
---------------------------------------------------------------------------------------------------
                                                                                          5,588,700
---------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 1.5%
Merrill Lynch & Co., Inc.(1)                                             11,000           1,265,000
T. Rowe Price Associates, Inc.(1)                                        55,000           2,337,500
---------------------------------------------------------------------------------------------------
                                                                                          3,602,500
---------------------------------------------------------------------------------------------------
MANUFACTURING - 0.9%
Packaging Corporation of America                                        220,000           2,227,500
---------------------------------------------------------------------------------------------------
                                                                                          2,227,500
---------------------------------------------------------------------------------------------------
MEDIA - 0.9%
Viacom, Inc., Class B                                                    30,000           2,045,625
---------------------------------------------------------------------------------------------------
                                                                                          2,045,625
---------------------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 3.0%
Amgen, Inc.                                                              54,200           3,807,550
Biogen, Inc.                                                             25,500           1,644,750
Celera Genomics                                                          17,000           1,589,500
---------------------------------------------------------------------------------------------------
                                                                                          7,041,800
---------------------------------------------------------------------------------------------------

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


66

                                                                        RS FUNDS

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
PHARMACEUTICALS - 1.0%
Elan Corporation PLC, ADR(3)                                             50,000        $  2,421,875
---------------------------------------------------------------------------------------------------
                                                                                          2,421,875
---------------------------------------------------------------------------------------------------
R.E.I.T. - 0.3%
Anthracite Capital, Inc.(1)                                              96,247             685,760
---------------------------------------------------------------------------------------------------
                                                                                            685,760
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 10.6%
Atmel Corporation                                                        86,600           3,193,375
Cypress Semiconductor Corporation                                        50,000           2,112,500
GlobeSpan, Inc.                                                          27,000           3,296,109
International Rectifier Corporation                                      45,000           2,520,000
LSI Logic Corporation                                                    45,000           2,435,625
Novellus Systems, Inc.                                                   50,000           2,828,125
STMicroelectronics N.V.(1)                                               45,000           2,888,437
Taiwan Semiconductor Manufacturing
     Company, Ltd., ADR(3)                                               65,000           2,518,750
TriQuint Semiconductor, Inc.                                             20,000           1,913,750
Xilinx, Inc.                                                             13,800           1,139,363
---------------------------------------------------------------------------------------------------
                                                                                         24,846,034
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.7%
Primus Telecommunications Group, Inc.                                   165,000           4,104,375
---------------------------------------------------------------------------------------------------
                                                                                          4,104,375
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.9%
ADC Telecommunications, Inc.                                             30,000           2,516,250
Harris Corporation(1)                                                   100,000           3,275,000
Nortel Networks Corporation(1)                                           40,000           2,730,000
Tekelec                                                                  60,000           2,891,250
---------------------------------------------------------------------------------------------------
                                                                                         11,412,500
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 3.0%
Broadwing, Inc.(1)                                                       78,602           2,038,739
e.spire Communications, Inc.                                            350,000           2,362,500
Motient Corporation                                                     163,600           2,566,475
---------------------------------------------------------------------------------------------------
                                                                                          6,967,714
---------------------------------------------------------------------------------------------------
TOYS - 0.8%
Mattel, Inc.(1)                                                         135,000           1,780,313
---------------------------------------------------------------------------------------------------
                                                                                          1,780,313
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $196,194,099)                                                 213,292,285
---------------------------------------------------------------------------------------------------

===================================================================================================
CONVERTIBLE PREFERRED STOCKS - 0.5%
---------------------------------------------------------------------------------------------------
INSURANCE - 0.5%
Anthracite Capital, Inc., Series B(1),(4),(5)                            75,000           1,298,250

===================================================================================================
Total Convertible Preferred Stocks (Cost $1,298,250)                                      1,298,250
---------------------------------------------------------------------------------------------------

                                                                            PAR               VALUE
===================================================================================================
CONVERTIBLE BONDS - 3.6%
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.5%
Silicon Graphics, Inc., 5.25%, Due 09/01/04(1)                        2,000,000           1,265,000
---------------------------------------------------------------------------------------------------
                                                                                          1,265,000
---------------------------------------------------------------------------------------------------
ENERGY SERVICES - 0.3%
Transocean Sedco Rig, 0.00%, Due 05/24/20(1)                          1,000,000             600,000
---------------------------------------------------------------------------------------------------
                                                                                            600,000
---------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.8%
Digital Island, Inc., 6.00%, Due 02/15/05(1)                          2,500,000           1,784,375
---------------------------------------------------------------------------------------------------
                                                                                          1,784,375
---------------------------------------------------------------------------------------------------
MEDICAL-BIOMEDICAL/GENETICS - 0.3%
Human Genome Sciences, Inc., 144A,
     3.75%, Due 03/15/07(1),(7)                                       1,000,000             827,500
---------------------------------------------------------------------------------------------------
                                                                                            827,500
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.5%
CV Theraputics Inc., 144A, 4.75%,
     Due 03/07/07(1),(7)                                              1,000,000           1,205,000
---------------------------------------------------------------------------------------------------
                                                                                          1,205,000
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.2%
Primus Telecomm Group, Inc., 144A,
     5.75%, Due 02/15/07(1),(7)                                       4,000,000           2,795,000
---------------------------------------------------------------------------------------------------
                                                                                          2,795,000
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL CONVERTIBLE BONDS (Cost $8,565,358)                                                 8,476,875
---------------------------------------------------------------------------------------------------

                                                                                              VALUE
===================================================================================================
SHORT TERM INVESTMENTS - 11.3%
---------------------------------------------------------------------------------------------------
Short Term Investments Held as Collateral
     for Loaned Securities(8)                                                             7,404,700
Temporary Investment Cash Fund                                                            9,496,122
Temporary Investment Fund                                                                 9,496,123

===================================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $26,396,945)                                          26,396,945
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 106.4%  (Cost $232,454,652)                                         249,464,355
---------------------------------------------------------------------------------------------------

===================================================================================================
SHORT CALL OPTIONS - (0.1%)  (Premiums $189,268)                                           (122,500)
---------------------------------------------------------------------------------------------------

===================================================================================================
COLLATERAL ON SECURITIES LOANED, AT VALUE - (3.1%)                                       (7,404,700)
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER LIABILITIES, NET - (3.2%)                                                          (7,540,173)
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                              $234,396,982
===================================================================================================

SHORT CALL OPTIONS
JUNE 30, 2000 (UNAUDITED)                                             CONTRACTS               VALUE
===================================================================================================
SHORT CALL OPTIONS - 0.1%
---------------------------------------------------------------------------------------------------
Sanmina, Inc., Strike 90, Expires 07/22/00(6)                               250        $     93,750
TriQuint Semiconductor, Inc., Strike 130,
     Expires 07/22/00(6)                                                    200              28,750

===================================================================================================
TOTAL SHORT CALL OPTIONS (Premiums $189,268)                                           $    122,500
===================================================================================================

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


                                                                                                 67

SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS -- VALUE + GROWTH FUND

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
COMMON STOCKS - 99.3%
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 6.7%
Applied Materials, Inc.                                                 389,850        $ 35,330,156
Compaq Computer Corporation(1)                                          297,000           7,592,062
---------------------------------------------------------------------------------------------------
                                                                                         42,922,218
---------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 0.4%
Affiliated Computer Services, Inc., Class A                              84,450           2,792,128
---------------------------------------------------------------------------------------------------
                                                                                          2,792,128
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 6.0%
Computer Associates International, Inc.(1)                              236,400          12,100,725
Microsoft Corporation                                                   325,500          26,040,000
---------------------------------------------------------------------------------------------------
                                                                                         38,140,725
---------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 16.1%
Best Buy Co., Inc.                                                      335,150          21,198,237
CVS Corporation(1)                                                      436,200          17,448,000
Home Depot, Inc.(1)                                                     100,000           4,993,750
Safeway, Inc.                                                           378,000          17,057,250
Staples, Inc.                                                           310,000           4,766,250
Wal-Mart Stores, Inc.(1)                                                310,400          17,886,800
Walgreen Company(1)                                                     600,000          19,312,500
---------------------------------------------------------------------------------------------------
                                                                                        102,662,787
---------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 3.4%
Arrow Electronics, Inc.                                                 203,550           6,310,050
Costco Wholesale Corporation                                            473,800          15,635,400
---------------------------------------------------------------------------------------------------
                                                                                         21,945,450
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 1.0%
Avnet, Inc.(1)                                                          107,400           6,363,450
---------------------------------------------------------------------------------------------------
                                                                                          6,363,450
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 13.6%
American Express Company(1)                                             130,200           6,786,675
Chase Manhattan Corporation(1)                                          255,000          11,745,938
Citigroup, Inc.(1)                                                      327,400          19,725,850
The Goldman Sachs Group, Inc.(1)                                        194,000          18,405,750
Morgan Stanley Dean Witter & Company(1)                                 360,000          29,970,000
---------------------------------------------------------------------------------------------------
                                                                                         86,634,213
---------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 2.5%
Cardinal Health, Inc.(1)                                                211,000          15,614,000
---------------------------------------------------------------------------------------------------
                                                                                         15,614,000
---------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 3.0%
UnitedHealth Group, Inc.(1)                                             223,200          19,139,400
---------------------------------------------------------------------------------------------------
                                                                                         19,139,400
---------------------------------------------------------------------------------------------------
INSURANCE - 0.8%
MetLife, Inc.                                                           236,600           4,983,388
---------------------------------------------------------------------------------------------------
                                                                                          4,983,388
---------------------------------------------------------------------------------------------------
INVESTMENT MANAGEMENT - 5.2%
Nerrill Lynch & Co., Inc.(1)                                            288,538          33,181,870
---------------------------------------------------------------------------------------------------
                                                                                         33,181,870
---------------------------------------------------------------------------------------------------
MEDIA - 5.4%
Comcast Corporation, Class A                                            400,000          16,200,000
Time Warner, Inc.(1)                                                    240,000          18,240,000
---------------------------------------------------------------------------------------------------
                                                                                         34,440,000
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 6.2%
Bristol-Myers Squibb Company(1)                                         374,900          21,837,925
Merck & Co., Inc.(1)                                                    110,000           8,428,750
Pfizer, Inc.(1)                                                         190,000           9,120,000
---------------------------------------------------------------------------------------------------
                                                                                         39,386,675
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 22.4%
Intel Corporation(1)                                                    373,200          49,892,175
LSI Logic Corporation                                                   125,000           6,765,625
Motorola, Inc.(1)                                                       315,300           9,163,406
SCG Holding Corporation                                                 456,950           9,995,781
Texas Instruments, Inc.(1)                                              488,400          33,546,975
Xilinx, Inc.                                                            400,000          33,025,000
---------------------------------------------------------------------------------------------------
                                                                                        142,388,962
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 1.9%
WorldCom, Inc.                                                          257,400          11,808,225
---------------------------------------------------------------------------------------------------
                                                                                         11,808,225
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 4.7%
Telefonaktiebolaget LM Ericsson AB ADR(1),(3)                           616,600          12,332,000
Lucent Technologies, Inc.(1)                                            298,350          17,677,238
---------------------------------------------------------------------------------------------------
                                                                                         30,009,238
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $357,943,557)                                                 632,412,729
---------------------------------------------------------------------------------------------------

                                                                                              VALUE
===================================================================================================
SHORT TERM INVESTMENTS - 0.1%
---------------------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                                              219,350
Temporary Investment Fund                                                                   219,349

===================================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $438,699)                                                438,699
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 99.4%  (Cost $358,382,256)                                          632,851,428
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER ASSETS, NET - 0.6%                                                                  3,512,037
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                              $636,363,465
===================================================================================================

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


68

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM-

JUNE 30, 2000 (UNAUDITED)                    FOREIGN CURRENCY(2)         SHARES               VALUE
===================================================================================================
COMMON STOCKS - 95.2%
---------------------------------------------------------------------------------------------------
AEROSPACE - 0.2%
B.F. Goodrich Company(1)                                                  6,500          $  221,406
---------------------------------------------------------------------------------------------------
                                                                                            221,406
---------------------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.0%
AgriBioTech, Inc.                                                        35,600                 890
---------------------------------------------------------------------------------------------------
                                                                                                890
---------------------------------------------------------------------------------------------------
ALUMINUM - 0.9%
Kaiser Aluminum Corporation                                             243,500             974,000
---------------------------------------------------------------------------------------------------
                                                                                            974,000
---------------------------------------------------------------------------------------------------
BATTERIES - 0.0%
Valence Technology, Inc.                                                  2,300              42,406
---------------------------------------------------------------------------------------------------
                                                                                             42,406
---------------------------------------------------------------------------------------------------
BROADCASTING/RADIO/TV - 2.6%
Sirius Satellite Radio, Inc.                                             60,000           2,658,750
---------------------------------------------------------------------------------------------------
                                                                                          2,658,750
---------------------------------------------------------------------------------------------------
BUSINESS SERVICES - 1.3%
Pittston Brink's Group(1)                                                95,000           1,300,313
---------------------------------------------------------------------------------------------------
                                                                                          1,300,313
---------------------------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 0.0%
InFocus Corporation                                                         100               3,219
---------------------------------------------------------------------------------------------------
                                                                                              3,219
---------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 3.4%
Intelligroup, Inc.                                                       27,800             333,600
Sapient Corporation                                                      24,800           2,652,050
Unisys Corporation                                                       39,700             578,131
---------------------------------------------------------------------------------------------------
                                                                                          3,563,781
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.4%
Diversinet Corporation                                                   34,600             410,875
---------------------------------------------------------------------------------------------------
                                                                                            410,875
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 0.9%
Engineering Animation, Inc.                                              21,570             201,545
Open Text Corporation                                                    26,400             567,600
QuadraMed Corporation                                                    42,700             106,750
---------------------------------------------------------------------------------------------------
                                                                                            875,895
---------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 2.0%
Lafarge Corporation(1)                                                  100,000           2,100,000
---------------------------------------------------------------------------------------------------
                                                                                          2,100,000
---------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 1.8%
Action Performance Companies, Inc.                                       54,900             398,025
SUPERVALU, Inc.(1)                                                       77,500           1,477,344
---------------------------------------------------------------------------------------------------
                                                                                          1,875,369
---------------------------------------------------------------------------------------------------
COPPER/GOLD MINING - 2.6%
Ivanhoe Mines, Ltd.                                          CAD      3,405,000           2,757,699
---------------------------------------------------------------------------------------------------
                                                                                          2,757,699
---------------------------------------------------------------------------------------------------
DIAMOND MINING - 1.2%
Diamond Fields International, Ltd.                           CAD      1,465,200           1,226,216
---------------------------------------------------------------------------------------------------
                                                                                          1,226,216
---------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.5%
Arrow Electronics, Inc.                                                   8,900             275,900
Tech Data Corporation                                                     6,600             287,513
---------------------------------------------------------------------------------------------------
                                                                                            563,413
---------------------------------------------------------------------------------------------------
DIVERSIFIED OPERATIONS - 1.7%
Brascan Corporation(1)                                       CAD        155,000           1,820,243
---------------------------------------------------------------------------------------------------
                                                                                          1,820,243
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.6%
Solectron Corporation                                                    13,770             576,619
---------------------------------------------------------------------------------------------------
                                                                                            576,619
---------------------------------------------------------------------------------------------------
ENERGY - 44.8%
Abacan Resource Corporation                                             505,000               5,050
Anderson Exploration, Ltd.                                   CAD        280,000           5,083,453
Anzoil N.L.                                                  AUD      3,577,471              94,511
Coastal Corporation(1)                                                    9,000             547,875
Conoco, Inc., Class A(1)                                                 45,000             990,000
Duke Energy Corporation(1)                                               20,000           1,127,500
Encal Energy, Ltd.                                           CAD        197,500           1,252,978
EOG Resources, Inc.(1)                                                  210,000           7,035,000
Ivanhoe Energy, Inc.                                         CAD      4,238,280          20,023,325
Kinder Morgan, Inc.(1)                                                   17,000             587,562
Noble Affiliates, Inc.(1)                                                10,000             372,500
Petro-Canada(1)                                              CAD        142,000           2,649,915
Southern Company(1)                                                      50,000           1,165,625
Talisman Energy, Inc.                                        CAD        105,000           3,475,976
Tosco Corporation(1)                                                     15,900             455,138
Unocal Corporation(1)                                                    53,300           1,765,562
---------------------------------------------------------------------------------------------------
                                                                                         46,631,970
---------------------------------------------------------------------------------------------------
ENERGY SERVICES - 1.4%
Syntroleum Corporation                                                   50,000             856,250
Ultramar Diamond Shamrock Corporation(1)                                 25,000             620,312
---------------------------------------------------------------------------------------------------
                                                                                          1,476,562
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.8%
Dundee Bancorp, Inc., Class A                                CAD        319,900           3,508,457
KeyCorp(1)                                                               23,000             405,375
---------------------------------------------------------------------------------------------------
                                                                                          3,913,832
---------------------------------------------------------------------------------------------------
FOOD - 1.6%
Fresh Del Monte Produce, Inc.                                           240,000           1,650,000
---------------------------------------------------------------------------------------------------
                                                                                          1,650,000
---------------------------------------------------------------------------------------------------
GOLD MINING - 1.9%
Consolidated African Mines, Ltd.                             SAR     10,493,100             773,854
Etruscan Resources, Inc.                                     CAD      1,965,680             596,999
Franco-Nevada Mining Corporation, Ltd.(1)                    CAD         55,200             637,065
Newmont Mining Corporation(1)                                               700              15,138
---------------------------------------------------------------------------------------------------
                                                                                          2,023,056
---------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.4%
Pediatrix Medical Group, Inc.                                            35,800             416,175
---------------------------------------------------------------------------------------------------
                                                                                            416,175
---------------------------------------------------------------------------------------------------

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


                                                                                                 69

SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS -- THE CONTRARIAN FUND-TM- -- CONTINUED

JUNE 30, 2000 (UNAUDITED)                    FOREIGN CURRENCY(2)         SHARES               VALUE
===================================================================================================
MANUFACTURING - 0.6%
Zoltek Companies, Inc.                                                   68,300          $  580,550
---------------------------------------------------------------------------------------------------
                                                                                            580,550
---------------------------------------------------------------------------------------------------
MEDIA - 5.0%
Metromedia International Group, Inc.                                    860,000           4,085,000
News Corporation, Ltd., ADR(1),(3)                                       20,000           1,090,000
---------------------------------------------------------------------------------------------------
                                                                                          5,175,000
---------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 0.2%
Ventana Medical Systems, Inc.                                             9,200             216,200
---------------------------------------------------------------------------------------------------
                                                                                            216,200
---------------------------------------------------------------------------------------------------
NETWORK SYSTEMS & PRODUCTS - 0.1%
Adaptec, Inc.                                                             4,500             102,375
---------------------------------------------------------------------------------------------------
                                                                                            102,375
---------------------------------------------------------------------------------------------------
NICKEL MINING - 1.4%
Inco Ltd., VBN Shares                                        CAD        333,450           1,507,836
---------------------------------------------------------------------------------------------------
                                                                                          1,507,836
---------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 1.3%
Canfor Corporation(1)                                        CAD         95,000             843,136
Domtar, Inc.(1)                                              CAD         50,000             464,003
---------------------------------------------------------------------------------------------------
                                                                                          1,307,139
---------------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 0.9%
African Minerals, Ltd., Restricted(4),(5)                               698,422             931,206
---------------------------------------------------------------------------------------------------
                                                                                            931,206
---------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 2.6%
Hollinger International, Inc.(1)                                        200,000           2,725,000
---------------------------------------------------------------------------------------------------
                                                                                          2,725,000
---------------------------------------------------------------------------------------------------
REAL ESTATE - 3.8%
Atlantic Gulf Communities Corporation                                   638,130              51,050
Brookfield Properties Corporation(1)                         CAD        298,000           3,952,095
---------------------------------------------------------------------------------------------------
                                                                                          4,003,145
---------------------------------------------------------------------------------------------------
R.E.I.T. - 0.2%
Equity Office Properties Trust(1)                                         6,800             187,425
---------------------------------------------------------------------------------------------------
                                                                                            187,425
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS - 0.9%
GTE Corporation(1)                                                        2,900             180,525
SBC Communications, Inc.(1)                                              16,600             717,950
---------------------------------------------------------------------------------------------------
                                                                                            898,475
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.1%
Talk.com, Inc.                                                           22,200             129,038
---------------------------------------------------------------------------------------------------
                                                                                            129,038
---------------------------------------------------------------------------------------------------
TOBACCO - 0.3%
Philip Morris Companies, Inc.(1)                                         11,400             302,813
---------------------------------------------------------------------------------------------------
                                                                                            302,813
---------------------------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 3.8%
Canadian Pacific, Ltd.(1)                                    CAD         96,175           2,492,539
China Yuchai International, Ltd.                                      1,430,000           1,474,688
---------------------------------------------------------------------------------------------------
                                                                                          3,967,227
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $117,060,856)                                                  99,116,118
---------------------------------------------------------------------------------------------------

===================================================================================================
CONVERTIBLE PREFERRED STOCKS - 1.1%
---------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation, Series B                         206,778           1,111,432

===================================================================================================
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,042,967)                                      1,111,432

                                                                            PAR               VALUE
===================================================================================================
CONVERTIBLE BONDS - 0.6%
---------------------------------------------------------------------------------------------------
Randgold and Exploration Company, Ltd.
     7.50%, Due 10/03/01(1)                                  GBP        850,000             616,250

===================================================================================================
TOTAL CONVERTIBLE BONDS (Cost $850,000)                                                     616,250
---------------------------------------------------------------------------------------------------

                                                                       WARRANTS               VALUE
===================================================================================================
WARRANTS - 0.0%
---------------------------------------------------------------------------------------------------
Atlantic Gulf Communities Corporation,
     Strike $5.75, Expire 06/23/04(6)                                   413,556              24,813
PT Apac Centertex Corporation, Strike IDR
     1,000, Expire 07/14/01(6)                               IDR      2,700,000              33,934
===================================================================================================
TOTAL WARRANTS (Cost $167,389)                                                               58,747
---------------------------------------------------------------------------------------------------

                                                                        OPTIONS               VALUE
===================================================================================================
OPTIONS - 0.0%
---------------------------------------------------------------------------------------------------
Harmony Gold Mining Company, Ltd.,
     Strike SAR 6,000, Expire 07/31/01(6)                    SAR          9,900               4,381
Normandy Mining, Ltd., Strike AUD 2.50,
     Expire 04/30/01(6)                                      AUD      1,673,426              11,052

===================================================================================================
TOTAL OPTIONS (Cost $43,533)                                                                 15,433
---------------------------------------------------------------------------------------------------

                                                                                              VALUE
===================================================================================================
SHORT TERM INVESTMENTS - 2.3%
---------------------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                                            1,215,220
Temporary Investment Fund                                                                 1,215,220

===================================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $2,430,440)                                            2,430,440
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 99.2%  (Cost $122,595,185)                                          103,348,420
---------------------------------------------------------------------------------------------------

===================================================================================================
DEPOSITS WITH BROKERS FOR SECURITIES SOLD SHORT - 9.8%                                   10,179,234
---------------------------------------------------------------------------------------------------

===================================================================================================
SECURITIES SOLD SHORT - (9.5%) (Proceeds $18,705,630)                                    (9,871,359)
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER ASSETS, NET - 0.5%                                                                    481,854
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                              $104,138,149
---------------------------------------------------------------------------------------------------

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

SCHEDULE OF SECURITIES SOLD SHORT -- THE CONTRARIAN FUND-TM-

JUNE 30, 2000 (UNAUDITED)                                                SHARES               VALUE
===================================================================================================
COMMON STOCKS - 9.5%
---------------------------------------------------------------------------------------------------
AEROSPACE - 0.1%
Titan Corporation                                                         1,800          $   80,550
---------------------------------------------------------------------------------------------------
                                                                                             80,550
---------------------------------------------------------------------------------------------------
AGRICULTURAL PRODUCTS - 0.0%
AgriBioTech, Inc.                                                        44,700               1,118
---------------------------------------------------------------------------------------------------
                                                                                              1,118
---------------------------------------------------------------------------------------------------
BATTERIES - 0.1%
Valence Technology, Inc.                                                  5,900             108,781
---------------------------------------------------------------------------------------------------
                                                                                            108,781
---------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES - 0.3%
Source Information Management Company                                    22,600             344,650
---------------------------------------------------------------------------------------------------
                                                                                            344,650
---------------------------------------------------------------------------------------------------
COMPUTER SERVICES - 3.0%
4Front Technologies, Inc.                                                 2,400              28,800
CGI Group, Inc.                                                           8,000              65,000
Electronic Data Systems Corporation                                         800              33,000
Intelligroup, Inc.                                                       27,800             333,600
Predictive Systems, Inc.                                                    200               7,187
Sapient Corporation                                                      24,800           2,652,050
---------------------------------------------------------------------------------------------------
                                                                                          3,119,637
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 0.5%
Diversinet Corporation                                                   44,900             533,188
---------------------------------------------------------------------------------------------------
                                                                                            533,188
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE & SERVICES - 1.0%
Engineering Animation, Inc.                                              21,570             201,545
Open Text Corporation                                                    35,200             756,800
QuadraMed Corporation                                                    42,700             106,750
---------------------------------------------------------------------------------------------------
                                                                                          1,065,095
---------------------------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 0.7%
Action Performance Companies, Inc.                                       55,200             400,200
Gap, Inc.                                                                 1,700              53,125
Home Depot, Inc.                                                          1,900              94,881
Kenneth Cole Productions, Inc.                                            2,000              80,000
WestPoint Stevens, Inc.                                                   3,100              34,488
Williams-Sonoma, Inc.                                                     2,500              81,094
---------------------------------------------------------------------------------------------------
                                                                                            743,788
---------------------------------------------------------------------------------------------------
DISTRIBUTION/WHOLESALE - 0.1%
Costco Wholesale Corporation                                              3,500             115,500
---------------------------------------------------------------------------------------------------
                                                                                            115,500
---------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - 0.7%
ACT Manufacturing, Inc.                                                   2,600             120,737
Solectron Corporation                                                    13,770             576,619
Symbol Technologies, Inc.                                                 1,400              77,963
---------------------------------------------------------------------------------------------------
                                                                                            775,319
---------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 0.1%
Southwest Securities Group, Inc.                                          1,800              67,050
---------------------------------------------------------------------------------------------------
                                                                                             67,050
---------------------------------------------------------------------------------------------------
HEALTHCARE SERVICES - 0.5%
Pediatrix Medical Group, Inc.                                            42,700             496,388
---------------------------------------------------------------------------------------------------
                                                                                            496,388
---------------------------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 0.1%
PacifiCare Health Systems, Inc., Class A                                  1,200              72,225
---------------------------------------------------------------------------------------------------
                                                                                             72,225
---------------------------------------------------------------------------------------------------
INSTRUMENTS - 0.0%
Meade Instruments Corporation                                               500              12,562
---------------------------------------------------------------------------------------------------
                                                                                             12,562
---------------------------------------------------------------------------------------------------
INSURANCE - 0.0%
E. W. Blanch Holdings, Inc.                                               1,000              20,312
---------------------------------------------------------------------------------------------------
                                                                                             20,312
---------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 0.1%
Cyber-Care, Inc.                                                          7,000              69,672
Information Architects Corporation                                        1,800              12,487
Persistance Software, Inc.                                                  500               9,062
Ramp Networks, Inc.                                                       1,600              19,000
---------------------------------------------------------------------------------------------------
                                                                                            110,221
---------------------------------------------------------------------------------------------------
MANUFACTURING - 1.2%
Zoltek Companies, Inc.                                                  146,300           1,243,550
---------------------------------------------------------------------------------------------------
                                                                                          1,243,550
---------------------------------------------------------------------------------------------------
MEDICAL INSTRUMENTS & DEVICES - 0.3%
Sunrise Technologies International, Inc.                                  4,900              49,000
Ventana Medical Systems, Inc.                                             9,200             216,200
---------------------------------------------------------------------------------------------------
                                                                                            265,200
---------------------------------------------------------------------------------------------------
MEDICAL PRODUCTS & SERVICES - 0.0%
Enzo Biochem, Inc.                                                            1                  69
---------------------------------------------------------------------------------------------------
                                                                                                 69
---------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 0.0%
Watson Pharmaceuticals, Inc.                                                900              48,375
---------------------------------------------------------------------------------------------------
                                                                                             48,375
---------------------------------------------------------------------------------------------------
RESTAURANTS - 0.2%
P.F. Chang's China Bistro, Inc.                                             200               6,387
Starbucks Corporation                                                     4,100             156,569
---------------------------------------------------------------------------------------------------
                                                                                            162,956
---------------------------------------------------------------------------------------------------
SEMICONDUCTORS & COMPONENTS - 0.0%
EMCORE Corporation                                                          400              48,000
---------------------------------------------------------------------------------------------------
                                                                                             48,000
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 0.2%
Lucent Technologies, Inc.                                                 1,800             106,650
Proxim, Inc.                                                                600              59,381
---------------------------------------------------------------------------------------------------
                                                                                            166,031
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 0.3%
Copper Mountain Networks, Inc.                                            1,600             141,000
SmarTalk TeleServices, Inc.                                              50,400                 756
Talk.com, Inc.                                                           22,200             129,038
---------------------------------------------------------------------------------------------------
                                                                                            270,794
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL SECURITIES SOLD SHORT (Proceeds $18,705,630)                                       $9,871,359
===================================================================================================

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


                                                                                                 71

SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS -- GLOBAL NATURAL RESOURCES FUND

JUNE 30, 2000 (UNAUDITED)                    FOREIGN CURRENCY(2)         SHARES               VALUE
===================================================================================================
COMMON STOCKS - 101.4%
---------------------------------------------------------------------------------------------------
ALUMINUM - 5.3%
Kaiser Aluminum Corporation                                             286,500          $1,146,000
MAXXAM, Inc.                                                             23,400             415,350
---------------------------------------------------------------------------------------------------
                                                                                          1,561,350
---------------------------------------------------------------------------------------------------
ENERGY - 62.5%
Anderson Exploration, Ltd.                                   CAD        120,000           2,178,623
Benson Petroleum, Ltd.                                       CAD        476,100             546,255
Compton Petroleum Corporation                                CAD        229,700             403,072
Cypress Energy, Inc., Class A                                CAD         40,000             180,877
Duke Energy Corporation(1)                                               25,000           1,409,375
Elk Point Resources, Inc.                                    CAD        136,900             369,583
Encal Energy, Ltd.                                           CAD        100,500             637,591
EOG Resources, Inc.(1)                                                   40,000           1,340,000
Hugoton Royalty Trust(1)                                                 84,500           1,050,969
Northern States Power Company(1)                                         52,600           1,061,862
Oiltec Resources, Ltd.                                       CAD      1,730,000           1,371,932
Petro-Canada(1)                                              CAD         75,000           1,399,603
Place Resources Corporation                                  CAD        642,100           1,451,764
Richland Petroleum Corporation                               CAD        398,000             980,448
Southern Company(1)                                                      40,000             932,500
Talisman Energy, Inc.                                        CAD         45,000           1,489,704
Vermilion Resources, Ltd.                                    CAD        303,715           1,455,369
---------------------------------------------------------------------------------------------------
                                                                                         18,259,527
---------------------------------------------------------------------------------------------------
ENERGY SERVICES - 6.8%
Bowridge Resource Group, Inc.(1)                             CAD        361,000             185,169
Command Drilling, Inc.                                       CAD        500,000             620,921
Shaw Industries, Ltd., Class A(1)                            CAD        112,700           1,178,974
---------------------------------------------------------------------------------------------------
                                                                                          1,985,064
---------------------------------------------------------------------------------------------------
FOOD - 3.9%
Fresh Del Monte Produce, Inc.                                           165,000           1,134,375
---------------------------------------------------------------------------------------------------
                                                                                          1,134,375
---------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 7.5%
Canfor Corporation(1)                                        CAD        214,900           1,907,263
Domtar, Inc.(1)                                              CAD         30,000             278,402
---------------------------------------------------------------------------------------------------
                                                                                          2,185,665
---------------------------------------------------------------------------------------------------
PLATINUM GROUP METALS - 3.9%
African Minerals, Ltd.(4),(5)                                           203,624             271,492
Impala Platinum Holdings, Ltd.(1)                            SAR         23,500             874,174
---------------------------------------------------------------------------------------------------
                                                                                          1,145,666
---------------------------------------------------------------------------------------------------
REAL ESTATE - 11.5%
Brookfield Properties Corporation(1)                         CAD        117,700           1,560,945
Dundee Realty Corporation                                    CAD        940,400             729,893
Gentra, Inc.                                                 CAD        114,600           1,078,965
---------------------------------------------------------------------------------------------------
                                                                                          3,369,803
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $29,072,930)                                                   29,641,450
---------------------------------------------------------------------------------------------------

JUNE 30, 2000 (UNAUDITED)                    FOREIGN CURRENCY(2)       WARRANTS               VALUE
===================================================================================================
WARRANTS - 0.2%
---------------------------------------------------------------------------------------------------
Command Drilling, Inc., Strike CAD $2.50,
     Expires 06/29/01(6)                                       CAD        250,000       $    50,619

===================================================================================================
TOTAL WARRANTS (Cost $0)                                                                     50,619
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 101.6%  (Cost $29,072,930)                                          $29,692,069
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER LIABILITIES, NET - (1.6%)                                                            (468,889)
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                               $29,223,180
===================================================================================================

                                                   See notes to Schedule of Investments on page 73.
                         The accompanying notes are an integral part of these financial statements.


72

                                                                        RS FUNDS

SCHEDULE OF INVESTMENTS -- PARTNERS FUND

JUNE 30, 2000 (UNAUDITED)                    FOREIGN CURRENCY(2)         SHARES               VALUE
===================================================================================================
COMMON STOCKS - 99.8%
---------------------------------------------------------------------------------------------------
ALUMINUM - 2.8%
MAXXAM, Inc.                                                             31,000          $  550,250
---------------------------------------------------------------------------------------------------
                                                                                            550,250
---------------------------------------------------------------------------------------------------
CLOSED-END FUNDS - 1.6%
Cathay Investment Fund, Ltd.(4)                              HKD        525,000             318,703
---------------------------------------------------------------------------------------------------
                                                                                            318,703
---------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.0%
Activision, Inc.                                                        120,000             780,000
---------------------------------------------------------------------------------------------------
                                                                                            780,000
---------------------------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.4%
Meritage Corporation                                                    117,000           1,250,438
---------------------------------------------------------------------------------------------------
                                                                                          1,250,438
---------------------------------------------------------------------------------------------------
CONSUMER GOODS - 2.2%
Harman International Industries, Inc.(1)                                  7,000             427,000
---------------------------------------------------------------------------------------------------
                                                                                            427,000
---------------------------------------------------------------------------------------------------
ENERGY - 30.3%
Alliance Energy, Inc., 144A(7)                               CAD      1,406,000           1,034,333
Best Pacific Resources, Ltd.                                 CAD      1,500,000           1,164,227
Cypress Energy, Inc., Class A                                CAD        115,000             520,021
Oiltec Resources, Ltd. 144A(7)                               CAD      1,536,400           1,218,402
Place Resources Corporation                                  CAD        884,800           2,000,500
---------------------------------------------------------------------------------------------------
                                                                                          5,937,483
---------------------------------------------------------------------------------------------------
ENERGY SERVICES - 8.3%
Atmos Energy Corporation(1)                                               4,500              78,750
Bowridge Resource Group, Inc.(1)                             CAD      1,700,000             871,989
Northstar Drilling Systems, Inc.                             CAD        500,000             556,804
Northstar Drilling Systems, Inc., 144A(7)                    CAD        100,000             111,361
---------------------------------------------------------------------------------------------------
                                                                                          1,618,904
---------------------------------------------------------------------------------------------------
ENTERTAINMENT - 4.5%
Magna Entertainment Corporation                              CAD         10,000              65,804
Magna Entertainment Corporation                                         125,000             814,453
---------------------------------------------------------------------------------------------------
                                                                                            880,257
---------------------------------------------------------------------------------------------------
FOOD - 6.1%
Fresh Del Monte Produce, Inc.                                           175,000           1,203,125
---------------------------------------------------------------------------------------------------
                                                                                          1,203,125
---------------------------------------------------------------------------------------------------
INTERNET CAPITAL SERVICES - 6.3%
CryptoLogic, Inc.                                            CAD         45,000             933,912
Internet Pictures Corporation                                            20,000             302,500
---------------------------------------------------------------------------------------------------
                                                                                          1,236,412
---------------------------------------------------------------------------------------------------
PRINTING & PUBLISHING - 11.4%
Hollinger Canadian Newspapers, Ltd.(1)                       CAD        204,500           1,135,214
Hollinger International, Inc.(1)                                         80,000           1,090,000
---------------------------------------------------------------------------------------------------
                                                                                          2,225,214
---------------------------------------------------------------------------------------------------
REAL ESTATE - 11.8%
Brookfield Properties Corporation(1)                         CAD        100,500           1,332,837
Dundee Realty Corporation                                    CAD        425,500             330,252
Gentra, Inc.                                                 CAD         68,100             641,165
---------------------------------------------------------------------------------------------------
                                                                                          2,304,254
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 4.1%
Motient Corporation                                                      10,000             156,875
WorldPort Communications, Inc.                                          261,800             638,138
---------------------------------------------------------------------------------------------------
                                                                                            795,013
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL COMMON STOCKS (Cost $18,983,291)                                                   19,527,053
---------------------------------------------------------------------------------------------------


                                                                                              VALUE
===================================================================================================
SHORT TERM INVESTMENTS - 0.4%
---------------------------------------------------------------------------------------------------
Temporary Investment Cash Fund                                                               38,815
Temporary Investment Fund                                                                    38,814

===================================================================================================
TOTAL SHORT TERM INVESTMENTS (Cost $77,629)                                                  77,629
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL INVESTMENTS - 100.2%  (Cost $19,060,920)                                           19,604,682
---------------------------------------------------------------------------------------------------

===================================================================================================
OTHER LIABILITIES, NET - (0.2%)                                                             (41,803)
---------------------------------------------------------------------------------------------------

===================================================================================================
TOTAL NET ASSETS - 100.0%                                                               $19,562,879
===================================================================================================


(1)  Income producing security.

(2) Foreign denominated security; AUD-Australian Dollar, CAD-Canadian Dollar GBP-British Pound, HKD-Hong Kong Dollar, IDR-Indonesian Rupiah, NOK-Norwegian Krone, SAR-South African Rand, SEK-Swedish Krona

(3)  ADR-American Depository Receipt; GDR-Global Depository Receipt

(4)  Fair-Valued Security. See 1.a in Notes to Financial Statements

(5)  Restricted Security. See 4.e in Notes to Financial Statements

(6)  See 4.f in Notes to Financial Statements

(7) These securities may be resold in transactions under rule 144A of the Securities Act of 1933, normally to qualified institutional buyers

(8)  See 5 in Notes to Financial Statements


      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES

AS OF JUNE 30, 2000 (UNAUDITED)                                                   AGGRESSIVE        DIVERSIFIED           EMERGING
(ALL NUMBERS IN THOUSANDS EXCEPT FOR PRICING OF SHARES SECTION)                       GROWTH             GROWTH             GROWTH
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                              $ 139,256          $ 770,536        $ 6,255,669
Deposits with brokers for securities sold short                                            -                  -                  -
Receivable for investments sold                                                          212             11,433            106,168
Receivable for fund shares subscribed                                                  1,649              9,387             68,977
Dividends/interest receivable                                                             66                409              3,016
Prepaid Expenses                                                                           -                  1                  5
Other Receivables                                                                          -                107              1,085
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                         141,183            791,873          6,434,920
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                      -                 19                  -
Temporary borrowings                                                                       -                  -                  -
Collateral on securities loaned, at value                                                  -             53,058            728,232
Payable for investments purchased                                                      2,828             30,947             40,077
Payable for fund shares redeemed                                                       2,046              1,232              3,629
Payable to adviser                                                                        93                552              4,276
Payable to distributor                                                                    23                138              1,069
Accrued expenses/other liabilities                                                        10                271              1,296
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      5,000             86,217            778,579
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $ 136,183          $ 705,656        $ 5,656,341
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                      121,495            655,748          3,981,188
Accumulated undistributed net investment loss                                           (140)            (3,152)           (26,908)
Accumulated net realized gain/(loss) from investments and from securities
     sold short, and foreign currency transactions                                    (2,825)            45,039            537,666
Net unrealized appreciation/(depreciation) on investments and on securities
     sold short, and translation of assets and liabilities in foreign currencies      17,653              8,021          1,164,395
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                   $ 136,183          $ 705,656        $ 5,656,341
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                               $ 121,603          $ 762,516        $ 5,091,274
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                        -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                              -                $20                  -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                             $10.92             $33.19             $64.46
Net assets                                                                      $136,183,231       $705,655,678     $5,656,341,437
Shares of beneficial interest outstanding with no par value                       12,469,957         21,260,453         87,746,504
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

------------------------------------------------------------------------------------------------------------------------------------
                                                                        THE INFORMATION
                                                                    AGE FUND-REGISTERED     RS INTERNET   MICROCAP            MIDCAP
                                                                             TRADEMARK-    AGE FUND-TM-     GROWTH     OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                         $ 394,434       $ 270,742     $ 140,123     $ 249,464
Deposits with brokers for securities sold short                                       -               -             -             -
Receivable for investments sold                                                       -           2,811           335         4,794
Receivable for fund shares subscribed                                             2,534             447         5,945           316
Dividends/interest receivable                                                        78             105            64           433
Prepaid Expenses                                                                      1              11             1             2
Other Receivables                                                                     -              47            28            47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                    397,047         274,163       146,496       255,056
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                                 -               -             -           123
Temporary borrowings                                                                  -               -             -             -
Collateral on securities loaned, at value                                             -          26,633        17,553         7,405
Payable for investments purchased                                                     -           2,813         2,029        12,783
Payable for fund shares redeemed                                                    544           1,431           909            18
Payable to adviser                                                                  324             233           116           195
Payable to distributor                                                               81              47            22            49
Accrued expenses/other liabilities                                                  120              85            32            86
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 1,069          31,242        20,661        20,659
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                              $ 395,978       $ 242,921     $ 125,835     $ 234,397
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                 149,586         273,757        60,377       166,679
Accumulated undistributed net investment loss                                    (2,154)         (1,688)         (989)         (143)
Accumulated net realized gain/(loss) from investments
     and from securities sold short, and foreign
     currency transactions                                                      114,015         (31,428)       24,363        50,785
Net unrealized appreciation/(depreciation) on investments
     and on securities sold short, and translation of assets
     and liabilities in foreign currencies                                      134,531           2,280        42,084        17,076
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                              $ 395,978       $ 242,921     $ 125,835     $ 234,397
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                          $ 259,903       $ 268,462     $  98,039     $ 232,455
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                                   -               -             -             -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                         -               -             -          $189
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share                        $39.34          $12.01        $27.54        $16.26
Net assets                                                                 $395,977,907    $242,920,769  $125,835,408  $234,396,982
Shares of beneficial interest outstanding with no par value                  10,066,066      20,226,969     4,569,369    14,415,736
------------------------------------------------------------------------------------------------------------------------------------


                                                                                           THE            GLOBAL
                                                                        VALUE +      CONTRARIAN          NATURAL
                                                                        GROWTH         FUND-TM-         RESOURCES         PARTNERS
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Investments, at value                                                 $632,851       $ 103,348        $ 29,692             $19,605
Deposits with brokers for securities sold short                              -          10,179               -                   -
Receivable for investments sold                                         25,041           1,307           2,108                   -
Receivable for fund shares subscribed                                    3,514           1,239             111                   -
Dividends/interest receivable                                              118             166              41                  42
Prepaid Expenses                                                             5               1               -                   -
Other Receivables                                                            -               -               -                   -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                           661,529         116,240          31,952              19,647
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
Securities sold short                                                        -           9,871               -                  --
Temporary borrowings                                                         -               -           2,120                  --
Collateral on securities loaned, at value                                    -               -               -                  --
Payable for investments purchased                                       24,030           1,744               -                  --
Payable for fund shares redeemed                                           262             233             529                  18
Payable to adviser                                                         525             121              35                  16
Payable to distributor                                                     131              20               7                   4
Accrued expenses/other liabilities                                         218             113              38                  46
------------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                       25,166          12,102           2,729                  84
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      $636,363        $104,138         $29,223             $19,563
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                        264,900         250,837          48,790              19,911
Accumulated undistributed net investment loss                           (3,468)           (666)           (168)               (229)
Accumulated net realized gain/(loss) from investments
and from securities sold short, and foreign currency
 transactions                                                          100,462        (135,621)        (20,018)               (663)
Net unrealized appreciation/(depreciation) on investments
 and on securities sold short, and translation of assets
 and liabilities in foreign currencies                                 274,469         (10,412)            619                 544
------------------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                      $636,363        $104,138        $ 29,223              19,563
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT COST                                                  $358,382        $122,595        $ 29,073              19,061
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PROCEEDS FROM SECURITIES SOLD SHORT                                          -        $ 18,706               -                   -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS FROM WRITTEN OPTIONS                                                -               -               -                   -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share               $32.66          $10.68          $10.32              $13.07
Net assets                                                         $636,363,465   $104,138,149    $ 29,223,180        $ 19,562,879
Shares of beneficial interest outstanding with no par value         19,484,229       9,754,555       2,830,654           1,496,880
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.


SEMIANNUAL REPORT
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS


FOR THE PERIOD ENDED JUNE 30, 2000 (UNAUDITED)                                    AGGRESSIVE      DIVERSIFIED        EMERGING
(ALL NUMBERS IN THOUSANDS)                                                           GROWTH*           GROWTH          GROWTH
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                              $   90         $    754        $  7,937
Dividends                                                                                  8              595             392
Withholding taxes on foreign dividends                                                     -                -              (5)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                   98            1,349           8,324
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                 141            2,969          25,375
Distribution fees                                                                         35              742           6,344
Transfer agent fees                                                                       31              448           3,324
Dividend expense for securities sold short                                                 -                -               -
Custodian fees                                                                             6               73             230
Accounting/administrative service fees                                                    17              310           1,095
Shareholder reports                                                                        2               28             314
Professional fees                                                                          5               26             251
Registration fees                                                                          9               79             391
Interest expense                                                                           -               10               -
Trustees' fees and expenses                                                                -                6              64
Other expense                                                                              -                3              28
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                           246            4,694          37,416

Less: Expense waiver by adviser                                                            -                -               -
Other waivers and expense offsets                                                         (8)            (260)         (3,689)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                      238            4,434          33,727
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                     (140)          (3,085)        (25,403)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
     INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions           (2,825)          19,084         363,997
Net realized gain/(loss) from securities sold short                                        -           (1,044)              -
Net change in unrealized appreciation/depreciation on investments and on
     translation on assets and liabilities in foreign currency                        17,653          (74,002)       (318,569)
Net change in unrealized appreciation/depreciation on securities sold short                -                1               -
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                              14,828          (55,961)         45,428
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $14,688         $(59,046)        $20,025
------------------------------------------------------------------------------------------------------------------------------------

*Investment operations commenced on May 1, 2000.



      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

------------------------------------------------------------------------------------------------------------------------------------

                                                                        THE INFORMATION
                                                                    AGE FUND-REGISTERED     RS INTERNET   MICROCAP            MIDCAP
                                                                             TRADEMARK-    AGE FUND-TM-     GROWTH     OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                           $ 545      $ 272         $ 83        $  646
Dividends                                                                            157          -           13           701
Withholding taxes on foreign dividends                                               (22)         -            -             -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                              680        272           96         1,347
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                           1,832      1,340          815         1,236
Distribution fees                                                                    458        268          151           309
Transfer agent fees                                                                  166        274           65           110
Dividend expense for securities sold short                                             -          -            -             -
Custodian fees                                                                        20         22           18            26
Accounting/administrative service fees                                               209        125           72           144
Shareholder reports                                                                   25         11            9            21
Professional fees                                                                     17         12            5            13
Registration fees                                                                     37         55           22            37
Interest expense                                                                      14          2            1             5
Trustees' fees and expenses                                                            5          3            2             3
Other expense                                                                          3         20            1             1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     2,786      2,132        1,161         1,905

Less: Expense waiver by adviser                                                        -          -            -             -
Other waivers and expense offsets                                                      -       (172)        (101)         (166)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                2,786      1,960        1,060         1,739
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                               (2,106)    (1,688)        (964)         (392)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
     INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions      110,972    (31,007)      23,483        31,508
Net realized gain/(loss) from securities sold short                                    -       (252)           -         1,760
Net change in unrealized appreciation/depreciation on investments and on
     translation on assets and liabilities in foreign currency                   (78,857)    (8,559)       2,419       (32,300)
Net change in unrealized appreciation/depreciation on securities sold short            -          -            -            66
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                          32,115    (39,818)      25,902         1,034
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $30,009   ($41,506)     $24,938          $642
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 THE          GLOBAL
                                                                               VALUE +     CONTRARIAN        NATURAL
                                                                               GROWTH        FUND-TM-       RESOURCES       PARTNERS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
------------------------------------------------------------------------------------------------------------------------------------
Interest                                                                       $     305   $    227     $     34        $   20
Dividends                                                                          1,184        317          133            59
Withholding taxes on foreign dividends                                                 -        (22)         (12)           (6)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                            1,489        522          155            73
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                           3,246        744          151           128
Distribution fees                                                                    811        124           34            26
Transfer agent fees                                                                  328        114           46            43
Dividend expense for securities sold short                                             -          2            -             -
Custodian fees                                                                        30         31           11             7
Accounting/administrative service fees                                               335         60           17            13
Shareholder reports                                                                   58         13            3             3
Professional fees                                                                     23         12            3             1
Registration fees                                                                     83         53           20            21
Interest expense                                                                      28         12            8             5
Trustees' fees and expenses                                                            8          1            -             -
Other expense                                                                          7          1            -             -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                     4,957      1,167          293           247
------------------------------------------------------------------------------------------------------------------------------------
Less: Expense waiver by adviser                                                        -          -           (5)          (40)
Other waivers and expense offsets                                                      -        (12)         (13)           (9)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES, NET                                                                4,957      1,155          275           198
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                               (3,468)      (633)        (120)         (125)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON
     INVESTMENTS AND SECURITIES SOLD SHORT
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain/(loss) from investments and foreign currency transactions       93,737      3,750        1,670         1,518
Net realized gain/(loss) from securities sold short                                    -      3,013            -             -
Net change in unrealized appreciation/depreciation on investments and on
     translation on assets and liabilities in foreign currency                   (45,373)     4,526        1,688           434
Net change in unrealized appreciation/depreciation on securities sold short            -     (5,140)           -             -
------------------------------------------------------------------------------------------------------------------------------------
NET GAIN/(LOSS) ON INVESTMENTS AND SECURITIES SOLD SHORT                          48,364      6,149        3,358         1,952
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $44,896     $5,516       $3,238        $1,827
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.


SEMIANNUAL REPORT
------------------------------------------------------------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS


                                                                            AGGRESSIVE GROWTH              DIVERSIFIED GROWTH
                                                                         ------------------------     -----------------------------
                                                                                     FOR THE         FOR THE SIX          FOR THE
                                                                                PERIOD ENDED        MONTHS ENDED       YEAR ENDED
                                                                              JUNE 30, 2000*       JUNE 30, 2000    DEC. 31, 1999
(ALL NUMBERS IN THOUSANDS, SIX MONTH ENDED NUMBERS ARE UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                                           ($140)           ($3,085)        ($1,531)
Net realized gain/(loss) from investments and foreign
 currency transactions                                                                (2,825)            19,084          56,134
Net realized gain/(loss) from securities sold short                                        -             (1,044)           (771)
Net change in unrealized appreciation/depreciation on
 investments and on translation of assets and liabilities in
 foreign currency                                                                     17,653            (74,002)         72,978
Net change in unrealized appreciation/depreciation on securities
 sold short                                                                                -                  1             113
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                       14,688            (59,046)        126,923
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      -                  -               -
Realized gain on investments and securities sold short                                     -                  -         (32,715)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                        -                  -         (32,715)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
 capital share transactions                                                          121,495            459,956         140,380
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                              121,495            459,956         140,380
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                                136,183            400,910         234,588
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                                        -            304,746          70,158
End of Period                                                                       $136,183           $705,656        $304,746
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS                       (140)            (3,152)            (67)
------------------------------------------------------------------------------------------------------------------------------------


 *Investment operations commenced on May 1, 2000.

**Investment operations commenced on December 1, 1999.



      The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             THE INFORMATION AGE
                                                                             EMERGING GROWTH             FUND-REGISTERED TRADEMARK-
                                                                      -----------------------------    -----------------------------
                                                                        FOR THE SIX         FOR THE      FOR THE SIX        FOR THE
                                                                       MONTHS ENDED      YEAR ENDED     MONTHS ENDED     YEAR ENDED
                                                                      JUNE 30, 2000   DEC. 31, 1999    JUNE 30, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                               ($25,403)       ($14,425)        ($2,106)       ($3,155)
Net realized gain/(loss) from investments and foreign
 currency transactions                                                      363,997         317,152         110,972         35,799
Net realized gain/(loss) from securities sold short                               -               -               -              -
Net change in unrealized appreciation/depreciation on
 investments and
     on translation of assets and liabilities in foreign currency          (318,569)      1,365,258         (78,857)       157,859
Net change in unrealized appreciation/depreciation on securities
 sold short                                                                       -               -               -              -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              20,025       1,667,985          30,009        190,503
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             -               -              -               -
Realized gain on investments and securities sold short                            -        (166,209)             -         (33,195)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                               -        (166,209)             -         (33,195)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
 capital share transactions                                                2,056,696      1,673,408          11,333         37,596
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                    2,056,696      1,673,408          11,333         37,596
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                      2,076,721      3,175,184          41,342       194,904
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                        3,579,620        404,436         354,636       159,732
End of Period                                                             $5,656,341     $3,579,620        $395,978      $354,636
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS            (26,908)        (1,505)         (2,154)          (48)
------------------------------------------------------------------------------------------------------------------------------------


                                                                     RS INTERNET AGE FUND-TM-                MICROCAP GROWTH
                                                                  ----------------------------------   -----------------------------
                                                                      FOR THE SIX          FOR THE       FOR THE SIX        FOR THE
                                                                     MONTHS ENDED     PERIOD ENDED      MONTHS ENDED     YEAR ENDED
                                                                    JUNE 30, 2000   DEC. 31, 1999**    JUNE 30, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss)                                             ($1,688)         ($74)               ($964)        ($1,413)
Net realized gain/(loss) from investments and foreign
 currency transactions                                                   (31,007)         (169)              23,483          12,030
Net realized gain/(loss) from securities sold short                         (252)            -                    -               -
Net change in unrealized appreciation/depreciation on
 investments and on translation of assets and
 liabilities in foreign currency                                          (8,559)       10,839                2,419          27,658
Net change in unrealized appreciation/depreciation on securities
 sold short                                                                    -             -                    -               -
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (41,506)       10,596               24,938          38,275
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                          -             -                    -               -
Realized gain on investments and securities sold short                         -             -                    -               -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                            -             -                    -               -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
------------------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from
     capital share transactions                                          180,842        92,989              (2,415)         (30,250)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) FROM CAPITAL SHARE TRANSACTIONS                  180,842        92,989              (2,415)         (30,250)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS                                    139,336       103,585              22,523            8,025
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Beginning of Period                                                      103,585             -             103,312           95,287
End of Period                                                           $242,921      $103,585            $125,835         $103,312
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS) INCLUDED IN NET ASSETS         (1,688)            -                (989)             (25)
------------------------------------------------------------------------------------------------------------------------------------



      The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


                                            MIDCAP OPPORTUNITIES
                                       -------------------------------
(ALL NUMBERS IN THOUSANDS,             FOR THE SIX       FOR THE
SIX MONTH ENDED NUMBERS                MONTHS ENDED      YEAR ENDED
ARE UNAUDITED)                         JUNE 30, 2000     DEC. 31, 1999
-----------------------------------------------------------------------

OPERATIONS

Net investment
  income/(loss)                          $    (392)        $    581

Net realized gain/(loss) from
  investments and foreign
  currency transactions                     31,508           71,193

Net realized gain/(loss) from
  securities sold short                      1,760            2,907

Net change in unrealized
  appreciation/depreciation on
  investments and on translation
  of assets and liabilities
  in foreign currency                      (32,300)          10,718

Net change in unrealized
  appreciation/depreciation on
  securities sold short                         66              (81)

NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS             642           85,318

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                           --             (658)

Realized gain on investments and
  securities sold short                         --          (54,894)

TOTAL DISTRIBUTIONS                             --          (55,552)

CAPITAL SHARE TRANSACTIONS:

Net increase/(decrease) in net
  assets resulting from capital
  share transactions                         7,226           10,611

NET INCREASE/(DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS                 7,226           10,611

NET INCREASE/(DECREASE) IN
  NET ASSETS                                 7,868           40,377

NET ASSETS:

Beginning of Period                        226,529          186,152

End of Period                             $234,397         $226,529

UNDISTRIBUTED NET INVESTMENT
  INCOME/(LOSS) INCLUDED IN
  NET ASSETS                                  (143)             249



The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS


                                             VALUE + GROWTH           THE CONTRARIAN FUND-TM-       GLOBAL NATURAL RESOURCES
                                      ----------------------------  ----------------------------  ----------------------------
(ALL NUMBERS IN THOUSANDS,            FOR THE SIX    FOR THE        FOR THE SIX    FOR THE        FOR THE SIX    FOR THE
SIX MONTH ENDED NUMBERS               MONTHS ENDED   YEAR ENDED     MONTHS ENDED   YEAR ENDED     MONTHS ENDED   YEAR ENDED
ARE UNAUDITED)                        JUNE 30, 2000  DEC. 31, 1999  JUNE 30, 2000  DEC. 31, 1999  JUNE 30, 2000  DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment
  income/(loss)                         $ (3,468)     $  (7,895)      $   (633)      $ (1,468)       $  (120)       $  (485)

Net realized gain/(loss) from
  investments and foreign
  currency transactions                   93,737         66,300          3,750        (90,745)         1,670         (1,234)

Net realized gain/(loss) from
  securities sold short                       --             --          3,013          3,838             --             --

Net change in unrealized
  appreciation/depreciation on
  investments and on translation
  of assets and liabilities
  in foreign currency                    (45,373)       106,621          4,526        132,093          1,688          7,009

Net change in unrealized
  appreciation/depreciation on
  securities sold short                       --             --         (5,140)        (4,276)            --             --

NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS        44,896        165,026          5,516         39,442          3,238          5,290

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                         --             --             --             --             --             --

Realized gain on investments and
  securities sold short                       --        (55,449)            --             --             --             --

TOTAL DISTRIBUTIONS                           --        (55,449)            --             --             --             --

CAPITAL SHARE TRANSACTIONS:

Net increase/(decrease) in net
  assets resulting from capital
  share transactions                     (82,433)      (114,762)       (17,289)       (48,766)         3,167         (5,979)

NET INCREASE/(DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS             (82,433)      (114,762)       (17,289)       (48,766)         3,167         (5,979)

NET INCREASE/(DECREASE) IN
  NET ASSETS                             (37,537)        (5,185)       (11,773)        (9,324)         6,405           (689)

NET ASSETS:

Beginning of Period                      673,900        679,085        115,911        125,235         22,818         23,507

End of Period                           $636,363      $ 673,900       $104,138       $115,911        $29,223        $22,818

UNDISTRIBUTED NET INVESTMENT
  INCOME/(LOSS) INCLUDED IN
  NET ASSETS                              (3,468)            --           (666)           (33)          (168)           (48)




                                               PARTNERS
                                     ----------------------------
(ALL NUMBERS IN THOUSANDS,           FOR THE SIX    FOR THE
SIX MONTH ENDED NUMBERS              MONTHS ENDED   YEAR ENDED
ARE UNAUDITED)                       JUNE 30, 2000  DEC. 31, 1999
-----------------------------------------------------------------

OPERATIONS
Net investment
  income/(loss)                        $  (125)       $   (405)

Net realized gain/(loss) from
  investments and foreign
  currency transactions                  1,518           2,755

Net realized gain/(loss) from
  securities sold short                     --              --

Net change in unrealized
  appreciation/depreciation on
  investments and on translation
  of assets and liabilities
  in foreign currency                      434          (1,559)

Net change in unrealized
  appreciation/depreciation on
  securities sold short                     --              --

NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS       1,827             791

DISTRIBUTIONS TO SHAREHOLDERS

Net investment income                       --              --

Realized gain on investments and
  securities sold short                     --              --

TOTAL DISTRIBUTIONS                         --              --

CAPITAL SHARE TRANSACTIONS:

Net increase/(decrease) in net
  assets resulting from capital
  share transactions                    (4,638)        (26,487)

NET INCREASE/(DECREASE) FROM
  CAPITAL SHARE TRANSACTIONS            (4,638)        (26,487)

NET INCREASE/(DECREASE) IN
  NET ASSETS                            (2,811)        (25,696)

NET ASSETS:

Beginning of Period                     22,374          48,070

End of Period                          $19,563        $ 22,374

UNDISTRIBUTED NET INVESTMENT
  INCOME/(LOSS) INCLUDED IN
  NET ASSETS                              (229)           (104)



The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS


                                                                                         DISTRIBUTIONS  DISTRIBUTIONS
                            NET ASSET VALUE,  NET            NET REALIZED                FROM NET       FROM NET
(SIX MONTH ENDED            BEGINNING         INVESTMENT     AND UNREALIZED  TOTAL       INVESTMENT     REALIZED
NUMBERS ARE UNAUDITED)      OF PERIOD         INCOME/(LOSS)  GAIN/(LOSS)     OPERATIONS  INCOME         CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH

Period Ended 6/30/00(2)       $  10.00          $(0.01)         $ 0.93         $0.92        $ --            $ --

DIVERSIFIED GROWTH

Six Months Ended 6/30/00         32.99           (0.14)            0.34          0.20          --              --
Year Ended 12/31/99              15.89              --            22.58         22.58          --           (5.48)
Year Ended 12/31/98(6)           14.04           (0.19)            2.43          2.24          --           (0.39)
Year Ended 12/31/97(6)           12.42           (0.17)            3.72          3.55          --           (1.93)
Period Ended 12/31/96(3,6)       10.00           (0.05)            2.47          2.42          --              --

EMERGING GROWTH

Six Months Ended 6/30/00         60.67           (0.28)            4.07          3.79          --              --
Year Ended 12/31/99              22.95            0.14            40.89         41.03          --           (3.31)
Year Ended 12/31/98(6)           18.71           (0.20)            5.32          5.12          --           (0.88)
Year Ended 12/31/97(6)           20.07           (0.14)            3.80          3.66          --           (5.02)
Year Ended 12/31/96(6)           19.21           (0.17)            4.23          4.06          --           (3.20)

THE INFORMATION AGE FUND-Registered Trademark-

Six Months Ended 6/30/00         35.79           (0.21)            3.76          3.55          --              --
Year Ended 12/31/99              17.96              --            21.72         21.72          --            (3.89)
Year Ended 12/31/98(6)           11.80           (0.20)            6.36          6.16          --              --
Year Ended 12/31/97(6)           11.51           (0.22)            0.95          0.73          --            (0.44)
Year Ended 12/31/96(6)            9.30           (0.20)            2.68          2.48          --            (0.27)

RS INTERNET AGE FUND-TM-

Six Months Ended 6/30/00         12.18           (0.08)           (0.09)        (0.17)         --              --
Period Ended 12/31/99(4)         10.00              --             2.18          2.18          --              --

MICROCAP GROWTH

Six Months Ended 6/30/00         22.34           (0.21)            5.41          5.20          --              --
Year Ended 12/31/99              14.26              --             8.08          8.08          --              --
Year Ended 12/31/98(6)           14.35           (0.21)            0.12         (0.09)         --              --
Year Ended 12/31/97(6)           11.00           (0.19)            3.54          3.35          --              --
Period Ended 12/31/96(5,6)       10.00           (0.08)            1.08          1.00          --              --



See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS


                                                                    NET RATIO      GROSS RATIO
                              NET ASSET              NET ASSETS     OF EXPENSES    OF EXPENSES
(SIX MONTH ENDED              VALUE, END  TOTAL      END OF         TO AVERAGE     TO AVERAGE
NUMBERS ARE UNAUDITED)        OF PERIOD   RETURN(1)  PERIOD (000S)  NET ASSETS(1)  NET ASSETS(1)
------------------------------------------------------------------------------------------------

AGGRESSIVE GROWTH

Period Ended 6/30/00(2)         $10.92       9.20%   $  136,183          1.69%         1.74%

DIVERSIFIED GROWTH

Six Months Ended 6/30/00         33.19       0.61%      705,656          1.49%         1.58%
Year Ended 12/31/99              32.99     150.21%      304,746          1.84%         1.89%
Year Ended 12/31/98(6)           15.89      16.28%       69,031          1.89%         1.95%
Year Ended 12/31/97(6)           14.04      29.45%       80,278          1.94%         2.14%
Period Ended 12/31/96(3,6)       12.42      24.20%       59,588          2.28%         2.44%

EMERGING GROWTH

Six Months Ended 6/30/00         64.46       6.25%    5,656,341          1.33%         1.48%
Year Ended 12/31/99              60.67     182.56%    3,579,620          1.51%         1.51%
Year Ended 12/31/98(6)           22.95      28.02%      403,330          1.47%         1.47%
Year Ended 12/31/97(6)           18.71      18.54%      248,730          1.50%         1.50%
Year Ended 12/31/96(6)           20.07      21.53%      210,404          1.60%         1.60%

THE INFORMATION AGE FUND-Registered Trademark-

Six Months Ended 6/30/00         39.34       9.92%      395,978          1.52%         1.52%
Year Ended 12/31/99              35.79     126.22%      354,636          1.68%         1.69%
Year Ended 12/31/98(6)           17.96      52.20%      159,604          1.74%         1.74%
Year Ended 12/31/97(6)           11.80       6.15%      118,832          1.82%         1.82%
Year Ended 12/31/96(6)           11.51      26.72%      106,264          2.03%         2.03%

RS INTERNET AGE FUND-TM-

Six Months Ended 6/30/00         12.01      (1.40)%     242,921          1.83%         1.99%
Period Ended 12/31/99(4)         12.18      21.80%      103,585          1.76%         1.82%

MICROCAP GROWTH

Six Months Ended 6/30/00         27.54      23.28%      125,835          1.76%         1.93%
Year Ended 12/31/99              22.34      56.66%      103,312          1.92%         1.97%
Year Ended 12/31/98(6)           14.26      (0.63)%      94,723          1.91%         2.01%
Year Ended 12/31/97(6)           14.35      30.45%      104,858          1.95%         2.60%
Period Ended 12/31/96(5,6)       11.00      10.00%        9,464          3.08%         6.40%




                           NET RATIO OF           GROSS RATIO OF
                           NET INVESTMENT         NET INVESTMENT         PORTFOLIO
(SIX MONTH ENDED           INCOME/(LOSS) TO       INCOME/(LOSS) TO       TURNOVER
NUMBERS ARE UNAUDITED)     AVERAGE NET ASSETS(1)  AVERAGE NET ASSETS(1)  RATE(1)
----------------------------------------------------------------------------------

AGGRESSIVE GROWTH

Period Ended 6/30/00(2)         (0.99)%                (1.04)%             28%

DIVERSIFIED GROWTH

Six Months Ended 6/30/00        (1.04)%                (1.13)%            171%
Year Ended 12/31/99             (1.40)%                (1.44)%            473%
Year Ended 12/31/98(6)          (1.29)%                (1.35)%            403%
Year Ended 12/31/97(6)          (1.20)%                (1.40)%            370%
Period Ended 12/31/96(3,6)      (1.05)%                (1.21)%             69%

EMERGING GROWTH

Six Months Ended 6/30/00        (1.00)%                (1.15)%             68%
Year Ended 12/31/99             (1.19)%                (1.19)%            177%
Year Ended 12/31/98(6)          (1.03)%                (1.03)%            291%
Year Ended 12/31/97(6)          (0.68)%                (0.68)%            462%
Year Ended 12/31/96(6)          (0.83)%                (0.83)%            270%

THE INFORMATION AGE FUND-Registered Trademark-

Six Months Ended 6/30/00        (1.15)%                (1.15)%             99%
Year Ended 12/31/99             (1.54)%                (1.55)%            182%
Year Ended 12/31/98(6)          (1.55)%                (1.55)%            224%
Year Ended 12/31/97(6)          (1.71)%                (1.71)%            369%
Year Ended 12/31/96(6)          (1.85)%                (1.85)%            452%

RS INTERNET AGE FUND-TM-

Six Months Ended 6/30/00        (1.58)%                (1.74)%            107%
Period Ended 12/31/99(4)        (1.34)%                (1.40)%              2%

MICROCAP GROWTH

Six Months Ended 6/30/00        (1.60)%                (1.77)%             73%
Year Ended 12/31/99             (1.67)%                (1.72)%             90%
Year Ended 12/31/98(6)          (1.46)%                (1.56)%            108%
Year Ended 12/31/97(6)          (1.35)%                (2.00)%            170%
Period Ended 12/31/96(5,6)      (2.13)%                (5.45)%             22%


See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


                                                                                           DISTRIBUTIONS  DISTRIBUTIONS
                              NET ASSET VALUE,  NET            NET REALIZED                FROM NET       FROM NET
(SIX MONTHS ENDED             BEGINNING         INVESTMENT     AND UNREALIZED  TOTAL       INVESTMENT     REALIZED
NUMBERS ARE UNAUDITED)        OF PERIOD         INCOME/(LOSS)  GAIN/(LOSS)     OPERATIONS  INCOME         CAPITAL GAINS
-----------------------------------------------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES

Six Months Ended 6/30/00        $15.92             $(0.03)        $ 0.37         $ 0.34       $    --        $   --
Year Ended 12/31/99              14.04               0.04           6.95           6.99         (0.05)         (5.06)
Year Ended 12/31/98(6)           13.52               0.14           1.34           1.48         (0.19)         (0.77)
Year Ended 12/31/97(6)           13.62               0.07           2.90           2.97         (0.04)         (3.03)
Year Ended 12/31/96(6)           11.24               0.02           2.70           2.72         (0.02)         (0.32)

VALUE + GROWTH

Six Months Ended 6/30/00         30.43              (0.18)          2.41           2.23            --             --
Year Ended 12/31/99              25.92                 --           7.16           7.16            --          (2.65)
Year Ended 12/31/98(6)           23.18              (0.25)          6.33           6.08            --          (3.34)
Year Ended 12/31/97(6)           24.16              (0.26)          3.71           3.45            --          (4.43)
Year Ended 12/31/96(6)           22.66              (0.24)          3.47           3.23            --          (1.73)

THE CONTRARIAN FUND-TM-

Six Months Ended 6/30/00            10              (0.07)          0.75           0.68            --             --
Year Ended 12/31/99               7.23               0.20)          2.57           2.77            --             --
Year Ended 12/31/98(6)           11.61              (0.08)         (3.72)         (3.80)           --          (0.58)
Year Ended 12/31/97(6)           16.57                 --          (4.88)         (4.88)           --          (0.08)
Year Ended 12/31/96(6)           13.78                 --           2.99           2.99            --          (0.20)

GLOBAL NATURAL RESOURCES

Six Months Ended 6/30/00          9.13              (0.04)          1.23           1.19            --             --
Year Ended 12/31/99               7.46              (0.01)          1.68           1.67            --             --
Year Ended 12/31/98(6)           11.67              (0.07)         (3.95)         (4.02)           --          (0.19)
Year Ended 12/31/97(6)           14.29              (0.05)         (2.39)         (2.44)           --          (0.18)
Year Ended 12/31/96(6)           10.12              (0.06)          4.24           4.18         (0.01)            --

PARTNERS

Six Months Ended 6/30/00         11.96              (0.10)          1.21           1.11            --             --
Year Ended 12/31/99              11.53              (0.04)          0.47           0.43            --             --
Year Ended 12/31/98(6)           16.49              (0.04)         (4.31)         (4.35)        (0.38)         (0.23)
Year Ended 12/31/97(6)           14.60               0.13           2.52           2.65         (0.12)         (0.64)
Year Ended 12/31/96(6)           10.39               0.13           4.36           4.49         (0.06)         (0.22)


See notes to Financial Highlights on page 85.

The accompanying notes are an integral part of these financial statements.

                                                                        RS FUNDS


                                                                    NET RATIO      GROSS RATIO
                              NET ASSET,             NET ASSETS     OF EXPENSES    OF EXPENSES
(SIX MONTHS ENDED             VALUE END   TOTAL      END OF         TO AVERAGE     TO AVERAGE
NUMBERS ARE UNAUDITED)        OF PERIOD   RETURN(1)  PERIOD (000S)  NET ASSETS(1)  NET ASSETS(1)
------------------------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES

Six Months Ended 6/30/00        $16.26      2.14%     $  234,397        1.41%         1.54%
Year Ended 12/31/99              15.92     56.12%        226,529        1.59%         1.67%
Year Ended 12/31/98(6)           14.04     11.65%        183,910        1.30%         1.64%
Year Ended 12/31/97(6)           13.52     22.40%        298,669        1.30%         1.72%
Year Ended 12/31/96(6)           13.62     24.16%        309,775        1.71%         1.76%

VALUE + GROWTH

Six Months Ended 6/30/00         32.66      7.33%        636,363        1.53%         1.53%
Year Ended 12/31/99              30.43     28.43%        673,900        1.59%         1.59%
Year Ended 12/31/98(6)           25.92     27.44%        677,505        1.46%         1.46%
Year Ended 12/31/97(6)           23.18     13.81%        752,994        1.44%         1.44%
Year Ended 12/31/96(6)           24.16     14.12%        643,157        1.51%         1.51%

THE CONTRARIAN FUND-TM-

Six Months Ended 6/30/00         10.68      6.80%        104,138        2.33%         2.35%
Year Ended 12/31/99                 10     38.31%        115,911        2.17%         2.43%
Year Ended 12/31/98(6)            7.23    (32.69)%       124,666        2.83%         2.83%
Year Ended 12/31/97(6)           11.61    (29.51)%       398,242        2.48%         2.48%
Year Ended 12/31/96(6)           16.57     21.68%      1,063,438        2.46%         2.46%

GLOBAL NATURAL RESOURCES

Six Months Ended 6/30/00         10.32     13.03%         29,223        2.01%         2.14%
Year Ended 12/31/99               9.13     22.39%         22,818        2.09%         2.42%
Year Ended 12/31/98(6)            7.46    (34.45)%        23,476        1.95%         2.21%
Year Ended 12/31/97(6)           11.67    (17.14)%        78,371        1.81%         1.82%
Year Ended 12/31/96(6)           14.29     41.21%        120,521        1.94%         2.16%

PARTNERS

Six Months Ended 6/30/00         13.07      9.28%         19,563        1.93%         2.42%
Year Ended 12/31/99              11.96      3.73%         22,374        2.13%         2.79%
Year Ended 12/31/98(6)           11.53    (27.38)%        47,936        1.88%         2.07%
Year Ended 12/31/97(6)           16.49     18.08%        194,133        1.78%         1.78%
Year Ended 12/31/96(6)            14.6     43.15%        127,268        1.93%         2.15%




                              NET RATIO OF           GROSS RATIO OF
                              NET INVESTMENT         NET INVESTMENT         PORTFOLIO
(SIX MONTHS ENDED             INCOME/(LOSS) TO       INCOME/(LOSS) TO       TURNOVER
NUMBERS ARE UNAUDITED)        AVERAGE NET ASSETS(1)  AVERAGE NET ASSETS(1)  RATE(1)
-------------------------------------------------------------------------------------

MIDCAP OPPORTUNITIES

Six Months Ended 6/30/00           (0.32)%                   (0.45)%           238%
Year Ended 12/31/99                 0.31%                     0.23%            408%
Year Ended 12/31/98(6)              1.00%                     0.65%            212%
Year Ended 12/31/97(6)              0.45%                     0.03%            236%
Year Ended 12/31/96(6)              0.18%                     0.13%            212%

VALUE + GROWTH

Six Months Ended 6/30/00           (1.07)%                   (1.07)%            46%
Year Ended 12/31/99                (1.20)%                   (1.20)%            80%
Year Ended 12/31/98(6)             (0.96)%                   (0.96)%           190%
Year Ended 12/31/97(6)             (0.96)%                   (0.96)%           228%
Year Ended 12/31/96(6)             (1.06)%                   (1.06)%           221%

THE CONTRARIAN FUND-TM-

Six Months Ended 6/30/00           (1.28)%                   (1.30)%            53%
Year Ended 12/31/99                (1.17)%                   (1.43)%            86%
Year Ended 12/31/98(6)             (0.80)%                   (0.80)%            39%
Year Ended 12/31/97(6)              0.01%                     0.01%             36%
Year Ended 12/31/96(6)             (0.02)%                   (0.02)%            44%

GLOBAL NATURAL RESOURCES

Six Months Ended 6/30/00           (0.88)%                   (1.01)%            97%
Year Ended 12/31/99                (1.72)%                   (2.05)%           140%
Year Ended 12/31/98(6)             (0.69)%                   (0.96)%            63%
Year Ended 12/31/97(6)             (0.38)%                   (0.38)%            97%
Year Ended 12/31/96(6)             (0.45)%                   (0.67)%            82%

PARTNERS

Six Months Ended 6/30/00           (1.22)%                   (1.71)%            79%
Year Ended 12/31/99                (1.24)%                   (1.90)%            84%
Year Ended 12/31/98(6)             (0.26)%                   (0.46)%            73%
Year Ended 12/31/97(6)              0.82%                     0.82%             78%
Year Ended 12/31/96(6)              0.95%                     0.73%            101%


Distributions reflect actual per-share amounts distributed for the period.

(1) Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate.

(2) Aggressive Growth shares were first issued on 5/1/00.

(3) Diversified Growth Fund shares were first issued on 8/1/96.

(4) RS Internet Age Fund-TM- shares were first issued on 12/1/99.

(5) MicroCap Growth shares were first issued on 8/15/96.

(6) Per-share data has been determined by using the average number of shares outstanding throughout the period.


The accompanying notes are an integral part of these financial statements.

SEMIANNUAL REPORT


NOTES TO FINANCIAL STATEMENTS

The RS Mutual Funds (a "Fund," the "Funds") are series of RS Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Funds are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as open-end management investment companies. The Trust currently offers eleven portfolios. The RS Emerging Growth Fund, the RS Value + Growth Fund, the RS MidCap Opportunities Fund, The Information Age Fund-Registered Trademark-, the RS Global Natural Resources Fund, the RS Diversified Growth Fund, RS MicroCap Growth Fund, the RS Internet Age Fund-TM-, and the
RS Aggressive Growth Fund are registered as diversified funds. The Contrarian Fund-TM- and the RS Partners Fund are registered as non-diversified funds. Each Fund consists of a single class of shares.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:
Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. Foreign securities are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when each Fund's net asset value is next determined.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. The approximate percentages of each Funds' long positions valued using these guidelines and procedures at June 30, 2000, were as follows:


                                    PERCENTAGE
                                       OF LONG
FUND                                 POSITIONS
----------------------------------------------
Aggressive Growth                         0.0%
Diversified Growth                        0.2%
Emerging Growth                           0.0%
The Information Age
  Fund-Registered Trademark-              0.0%
RS Internet Age Fund-TM-                  0.0%
MicroCap Growth                           0.0%
----------------------------------------------

                                    PERCENTAGE
                                       OF LONG
FUND                                 POSITIONS
----------------------------------------------
MidCap Opportunities                      0.7%
Value + Growth                            0.0%
The Contrarian Fund-TM-                   0.9%
Global Natural Resources                  0.9%
Partners                                  1.6%
----------------------------------------------

In their normal course of business, some of the Funds may invest a significant portion of their assets in companies concentrated within a number of industries. Accordingly, the performance of these Funds may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

Options and warrants for which market quotations were not readily available were priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values an option or warrant by determining the differential between the exercise price of the option or warrant and the current price of the underlying stock, based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the option or warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Funds' Board of Trustees.

b. FEDERAL INCOME TAXES:
The Funds intend to comply with requirements of the Internal Revenue Code, to qualify as a regulated investment company and to distribute all net investment income and realized net capital gains, if any, to shareholders. Therefore, the Funds do not expect to be subject to income tax, and no provision for such tax will be made.

c. SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date securities are purchased, sold, or sold short (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

d. FOREIGN CURRENCY TRANSLATION:
The accounting records of the Funds are maintained in U.S. dollars. Investments securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

e. INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities that are recorded as soon as the Funds are informed of the ex-dividend date. Interest income, which includes accretion, is accrued and recorded daily.

f. EXPENSES:
Most expenses of the Trust can be directly attributed to a specific Fund. Expenses that cannot be directly attributed to a specific fund are apportioned between the Funds in the Trust, based on relative net assets.

Other waivers and expense offsets represent the waiver of fees by the Funds' accounting agent/administrator and expense offsets due to securities lending. (See Note 5)

g. DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterizations of distributions made by the Funds. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Funds if not distributed and, therefore, would be distributed to shareholders annually.

                                                                        RS FUNDS

At June 30, 2000, the Funds had the following capital loss carryovers available:


EXPIRING                         2005           2006          2007         TOTAL
--------------------------------------------------------------------------------
The Contrarian Fund-TM-         $  --    $48,582,052   $72,006,203  $120,588,255
Global Natural Resources           --     10,763,082    10,576,876    21,339,958
Partners                    1,435,497        738,051            --     2,173,548
--------------------------------------------------------------------------------

h. CAPITAL ACCOUNTS:
Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the Funds.

i. TEMPORARY BORROWINGS:
All Funds within the Trust share in a $40 million, uncommitted revolving credit and/or overdraft protection facility from Wilmington Trust Company for temporary purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. Each Fund may borrow up to a maximum of 10 percent of its total assets under the agreement.


                                     AMOUNT                           AVERAGE
                                OUTSTANDING         AVERAGE          INTEREST
FUND                             AT 6/30/00      BORROWING*          RATE (%)
--------------------------------------------------------------------------------
Aggressive Growth                   $ --             $ --                6.80
Diversified Growth                    --          279,042                6.80
Emerging Growth                       --               --                6.80
The Information Age
  Fund-Registered Trademark-          --          414,798                6.80
RS Internet Age Fund-TM-              --           55,734                6.80
MicroCap Growth                       --           18,905                6.80
MidCap Opportunities                  --          139,591                6.80
Value + Growth                        --          833,424                6.80
The Contrarian Fund-TM-               --          361,018                6.80
Global Natural Resources       2,119,927          227,330                6.80
Partners                              --          164,042                6.80
--------------------------------------------------------------------------------

*FOR THE SIX MONTHS ENDED 6/30/00.

NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:
The Funds have authorized an unlimited number of shares of beneficial interest with no par value. Prior to April 16, 1999, the Funds offered two classes of shares, Class A and C shares. Effective April 16, 1999, the Funds' outstanding Class C shares were converted to Class A shares. Transactions in capital shares for Class A for the period ended June 30, 2000, and the year ended December 31, 1999 are outlined on the following page. Transactions in capital shares for Class C for the period from January 1, 1999 through April 16, 1999 are also outlined on the following page.

SEMIANNUAL REPORT

(ALL NUMBERS IN THOUSANDS)  TRANSACTIONS IN CAPITAL SHARES

------------------------------------------------------------------------------------------------------------------------------------
                                AGGRESSIVE GROWTH                DIVERSIFIED GROWTH                    EMERGING GROWTH
Class A                         5/1/00** - 6/30/00  1/1/99 - 12/31/99   1/1/00 - 6/30/00   1/1/99 - 12/31/99     1/1/00 - 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
                                SHARES     AMOUNT   SHARES     AMOUNT   SHARES    AMOUNT   SHARES      AMOUNT    SHARES      AMOUNT
Shares Sold                     13,747   $133,856   11,436   $266,962   21,527  $799,995   91,950  $3,447,594    86,300  $5,802,971
Shares Reinvested                   --         --    1,185     31,668       --        --    3,211     154,579        --         (19)
Shares Redeemed                 (1,277)   (12,361)  (7,728)  (156,877)  (9,505  (340,039) (53,735) (1,927,232)  (57,555) (3,746,256)
Net Increase/(Decrease)         12,470    121,495    4,893    141,753   12,022   459,956   41,426   1,674,941    28,745   2,056,696

Class C                                               1/1/99 - 4/16/99*                      1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------------------------
                                                      SHARES   AMOUNT                        SHARES    AMOUNT
Shares Sold                                              1        $26                          10        $228
Shares Reinvested                                       --         --                          --          --
Shares Redeemed                                        (75)    (1,399)                        (61)     (1,761)
Net Increase/(Decrease)                                (74)    (1,373)                        (51)     (1,533)

------------------------------------------------------------------------------------------------------------------------------------
                            THE INFORMATION AGE
                          FUND-REGISTERED TRADEMARK-               RS INTERNET AGE FUND-TM-                  MICROCAP GROWTH
Class A                1/1/99 - 12/31/99 1/1/00 - 6/30/00   12/1/99** - 12/31/99 1/1/00 - 6/30/00 1/1/99 - 12/31/99 1/1/00 - 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
                        SHARES    AMOUNT   SHARES    AMOUNT  SHARES   AMOUNT  SHARES    AMOUNT   SHARES    AMOUNT  SHARES    AMOUNT
Shares Sold             18,710  $439,505   10,576  $412,637   8,967  $98,384  19,800  $278,859    6,193   $96,638   3,861   105,269
Shares Reinvested        1,122    32,267       --         3      --       --      --        --       --        --      --        -
Shares Redeemed        (18,810) (434,019) (10,418) (401,307)   (465)  (5,395) (8,075)  (98,017)  (8,211) (126,300) (3,916) (107,684)
Net Increase/(Decrease)  1,022    37,753      158    11,333   8,502   92,989  11,725   180,842   (2,018)  (29,662)    (55)   (2,415)

Class C                1/1/99 - 4/16/99*                                                          1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------------------------
                          SHARES   AMOUNT                                                         SHARES   AMOUNT
Shares Sold                  4       $71                                                              1       $19
Shares Reinvested           --        --                                                             --        --
Shares Redeemed            (12)     (228)                                                           (42)     (607)
Net Increase/(Decrease)     (8)     (157)                                                           (41)     (588)

------------------------------------------------------------------------------------------------------------------------------------
                               MIDCAP OPPORTUNITIES                 VALUE + GROWTH                     THE CONTRARIAN FUND-TM-
Class A                  1/1/99 - 12/31/99 1/1/00 - 6/30/00   1/1/99 - 12/31/99 1/1/00 - 6/30/00  1/1/99 - 12/31/99 1/1/00 - 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
                        SHARES    AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT  SHARES   AMOUNT  SHARES   AMOUNT
Shares Sold              8,061  $142,199    7,318   129,948    7,452  $210,841    8,470   277,591   3,969  $34,206   1,647  $16,551
Shares Reinvested        3,935    53,323       --        --    1,885    59,792       --        (3)     --       --     --        --
Shares Redeemed        (10,860) (182,406)  (7,133) (122,722) (13,328) (383,700) (11,129) (360,021) (9,615) (82,336) (3,483) (33,840)
Net Increase/(Decrease)  1,136    13,116      185     7,226   (3,991) (113,067)  (2,659)  (82,433) (5,646) (48,130) (1,836) (17,289)

Class C                1/1/99 - 4/16/99*                    1/1/99 - 4/16/99*                    1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------------------------
                         SHARES   AMOUNT                      SHARES    AMOUNT                     SHARES    AMOUNT
Shares Sold                  3       $46                           1       $16                         --    $  --
Shares Reinvested           --        --                          --        --                         --       --
Shares Redeemed           (169)   (2,551)                        (64)   (1,711)                       (81)    (636)
Net Increase/(Decrease)   (166)   (2,505)                        (63)   (1,695)                       (81)    (636)

------------------------------------------------------------------------------------------------------------------------------------
                              GLOBAL NATURAL RESOURCES                     PARTNERS
Class A                  1/1/99 - 12/31/99 1/1/00 - 6/30/00   1/1/99 - 12/31/99 1/1/00 - 6/30/00
------------------------------------------------------------------------------------------------------------------------------------
                        SHARES    AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT   SHARES    AMOUNT
Shares Sold              5,014   $44,758    3,610   $36,174    1,799   $21,154    1,122    13,537
Shares Reinvested           --        --       --        --       --        --       --        --
Shares Redeemed         (5,662)  (50,702)  (3,278)  (33,007)  (4,084)  (47,507)  (1,496)  (18,175)
Net Increase/(Decrease)   (648)   (5,944)     332     3,167   (2,285)  (26,353)    (374)   (4,638)

Class C                  1/1/99 - 4/16/99*                    1/1/99 - 4/16/99*
------------------------------------------------------------------------------------------------------------------------------------
                          SHARES   AMOUNT                     SHARES    AMOUNT
Shares Sold                 --    $   --                          --    $   --
Shares Reinvested           --        --                          --        --
Shares Redeemed             (4)      (35)                        (12)     (134)
Net Increase/(Decrease)     (4)      (35)                        (12)     (134)

* Effective April 16, 1999, the Funds liquidated Class C shares. ** Commencement of investment operations.

                                                                        RS FUNDS

NOTE 3  TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of advisory agreements, which are reviewed and approved annually by the Board of Trustees, after an initial two-year term, the Funds pay RS Investment Management, L.P. ("RSIM, L.P.") or RS Investment Management, Inc. ("RSIM, Inc.") an investment advisory fee calculated at an annual rate of the average daily net assets of the Funds as disclosed below.

                            INVESTMENT
FUND                     ADVISORY FEES
--------------------------------------
Aggressive Growth                1.00%
Diversified Growth               1.00%
Emerging Growth                  1.00%
The Information Age
  Fund-Registered Trademark-     1.00%
RS Internet Age Fund-TM-         1.25%
MicroCap Growth                  1.25%
MidCap Opportunities             1.00%
Value + Growth                   1.00%
The Contrarian Fund-TM-          1.50%
Global Natural Resources         1.00%
Partners                         1.25%
--------------------------------------

RSIM, L.P. and RSIM, Inc. may voluntarily agree to bear operating expenses of a Fund (excluding interest, taxes, deferred organizational and extraordinary expenses and dividend expenses related to short sales) to the extent they exceed a stated limit, either by reimbursement of expenses to the Fund or by means of an advisory fee waiver.

RSIM, L.P. and RSIM, Inc. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Funds. Such recoupments are included in investment advisory fees on the Statement of Operations.

During the period ended June 30, 2000, RSIM, L.P. and RSIM, Inc. recouped the following amounts:


FUND
------------------------------------
Aggressive Growth                $--
Diversified Growth                --
Emerging Growth                   --
The Information Age
  Fund-Registered Trademark-      --
RS Internet Age Fund-TM-          --
MicroCap Growth               62,648
MidCap Opportunities              --
Value + Growth                    --
The Contrarian Fund-TM-           --
Global Natural Resources      14,886
Partners                          --
------------------------------------

At June 30, 2000, the balance of recoupable expenses for each fund was:


FUND                           1998       1999       2000      TOTAL
--------------------------------------------------------------------
Aggressive Growth               $--        $--        $--        $--
Diversified Growth               --         --         --         --
Emerging Growth                  --         --         --         --
The Information Age
  Fund-Registered Trademark-     --         --         --         --
RS Internet Age Fund-TM-         --         --         --         --
MicroCap Growth              41,524     27,155         --     68,679
MidCap Opportunities        853,895    120,329         --    974,224
Value + Growth                   --         --         --         --
The Contrarian Fund-TM-          --         --         --         --
Global Natural Resources         --     26,098      5,245     31,343
Partners                    236,741    175,552     40,064    452,357
--------------------------------------------------------------------

b. COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Funds who are affiliated persons receive no compensation from the Funds. Trustees of the Funds who are not interested persons of the Trust, as defined in the 1940 Act, did collectively receive compensation and reimbursement of expenses for the period ended June 30, 2000.

c. DISTRIBUTION FEES:
Provident Distributors, Inc. ("Provident"), a non-affiliate, is the Funds' distributor. The Funds have entered into agreements with Provident for distribution services with respect to its shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, whose continuance is reviewed annually by the Funds' Board of Trustees. Under these Plans, Provident is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Funds at an annual rate of 0.25% of the daily average net assets. RSIM, L.P. and RSIM, Inc. or their affiliates provide certain services to Provident in respect of the promotion of the Funds' shares and are compensated by Provident for those services.

SEMIANNUAL REPORT

TAX COST OF INVESTMENTS AND PROCEEDS FROM SECURITIES SOLD SHORT (SEE NOTE 4a BELOW)


------------------------------------------------------------------------------------------------------------------------
                                                       ACCUMULATED UNREALIZED
                         COST OF INVESTMENTS/     APPRECIATION/(DEPRECIATION)
                                  PROCEEDS OF              ON INVESTMENTS AND      GROSS UNREALIZED     GROSS UNREALIZED
FUND                    SECURITIES SOLD SHORT           SECURITIES SOLD SHORT          APPRECIATION         DEPRECIATION
------------------------------------------------------------------------------------------------------------------------
Aggressive Growth             $   121,603,241             $    17,653,010            $    20,142,050   $     2,489,040

Diversified Growth                762,495,617                   8,021,475                 94,039,527        86,018,052

Emerging Growth                 5,091,273,529               1,164,395,168              1,582,819,912       418,424,744

The Information Age
  Fund-Registered Trademark-      259,902,798                 134,531,190                142,899,654         8,368,464

RS Internet Age Fund-TM-          268,462,440                   2,279,973                 36,377,869        34,097,896

MicroCap Growth                    98,038,531                  42,084,347                 45,148,187         3,063,840

MidCap Opportunities              232,265,383                  17,076,471                 27,030,000         9,953,529

Value + Growth                    358,382,256                 274,469,172                279,477,256         5,008,084

The Contrarian Fund-TM-           103,889,625                 (10,412,494)                42,160,130        52,572,624

Global Natural Resources           29,072,930                     619,139                  3,883,918         3,264,779

Partners                           19,060,920                     543,762                  3,650,690         3,106,928
------------------------------------------------------------------------------------------------------------------------

Note 4  INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:
The cost of investments purchased and proceeds of securities sold short for federal income tax purposes at June 30, 2000, for each Fund is listed above. The net unrealized appreciation/depreciation on investments and securities sold short which consists of gross unrealized appreciation and depreciation are also disclosed in the chart above.

b. INVESTMENT PURCHASES AND SALES:
The cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) for the period ended June 30, 2000, were as follows:

                       COST OF INVESTMENTS            PROCEEDS FROM
FUND                             PURCHASED         INVESTMENTS SOLD
--------------------------------------------------------------------------------
Aggressive Growth             $  139,066,685       $   24,694,889

Diversified Growth             1,462,795,289          962,064,102

Emerging Growth                4,892,136,586        3,166,725,731

The Information Age
  Fund-Registered Trademark-     352,647,906          340,886,366

RS Internet Age Fund-TM-         385,861,944          213,678,082

MicroCap Growth                   81,849,234           97,916,827

MidCap Opportunities             553,654,892          552,219,302

Value + Growth                   290,995,176          371,428,005

The Contrarian Fund-TM-           52,194,426           73,510,297

Global Natural Resources          28,168,935           24,622,007

Partners                          15,484,958           18,888,059
--------------------------------------------------------------------------------


c. FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revaluation of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets.

d. SHORT SALES:
Short sales are transactions in which a fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The following Funds may currently sell securities short: Aggressive Growth, RS Internet Age Fund-TM-, MicroCap Growth, Value + Growth, The Contrarian Fund-TM-, and Global Natural Resources. The Funds will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will typically realize a gain if the security declines in value between those dates. All short sales must be collateralized as required by law or agreement with a Fund's broker. The Funds maintain their collateral in a segregated account consisting of cash, equities, and/or U.S. government securities sufficient to collateralize the obligation on the short positions. The Funds may also sell short "against the box" (i.e., the Funds enter into a short sale as described above while holding an offsetting long position in the security which is sold short). The Funds limit the value of short sale positions (excluding short sales against the box) to 25% (The Contrarian Fund-TM- is allowed up to 40%) of the Fund's total assets. For the period ended June 30, 2000, the cost of investments purchased to cover short sales and proceeds from investments sold short were as follows:

                                                                       RS FUNDS


                               COST OF INVESTMENTS       PROCEEDS FROM
                                      PURCHASED TO         INVESTMENTS
FUND                             COVER SHORT SELLS          SOLD SHORT
----------------------------------------------------------------------

Aggressive Growth                     $        --           $       --
Diversified Growth                        150,450              593,743
Emerging Growth                                --                   --
The Information Age
 Fund-Registered Trademark-                    --                   --
RS Internet Age Fund-TM-                1,883,079            1,630,955
MicroCap Growth                                --                   --
MidCap Opportunities                      403,856            1,232,787
Value + Growth                                 --                   --
The Contrarian Fund-TM-                21,713,933            7,729,192
Global Natural Resources                       --                   --
Partners                                       --                   --
----------------------------------------------------------------------

e. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees as outlined in Note 1.a., paragraph 2. See detail of transactions in restricted securities below.

f. OPTIONS AND WARRANTS:

Options and warrants normally entitle the holder to purchase specified securities at a predetermined price during a specific period. When a fund is the writer of options, the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument or, in the case of an index option, a notional index amount at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

DIVERSIFIED GROWTH: WRITTEN OPTIONS

Transactions in written options for the six months ended June 30, 2000 were as follows:

                                                    NUMBER
                               AMOUNT OF      OF CONTRACTS
                                PREMIUMS          OPTIONED
----------------------------------------------------------
Outstanding at 12/31/99        $      --                --
Options written                  593,743             1,225
Options expired                  (33,624)             (250)
Options exercised                (39,699)             (100)
Options closed                  (499,946)             (825)
----------------------------------------------------------
Outstanding at 6/30/00         $  20,474                50
----------------------------------------------------------



MIDCAP OPPORTUNITIES: WRITTEN OPTIONS

Transactions in written options for the six months ended June 30, 2000 were as follows:

                                                    NUMBER
                               AMOUNT OF      OF CONTRACTS
                                PREMIUMS          OPTIONED
----------------------------------------------------------
Outstanding at 12/31/99       $       --                --
Options written                1,232,787             2,978
Options expired                 (502,943)           (1,126)
Options exercised                     --                --
Options closed                  (540,576)           (1,402)
----------------------------------------------------------
Outstanding at 6/30/00        $  189,268               450
----------------------------------------------------------

RESTRICTED SECURITIES
-------------------------------------------------------------------------------

                                                                                                                   % OF FUNDS'
FUND                     SECURITY                          SHARES        COST        VALUE      ACQUISITION DATE    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------
Diversified Growth       Boots & Coots International
                           Well Control, Inc., Series B    11,675   $1,536,202  $  582,219     2/10/00 - 3/16/00
                         Skymall, Inc.                    160,000      320,000     304,000               6/30/00
                         Startec Global Com. Corp.        140,000    1,860,000   1,496,250    12/21/99 - 4/28/00
                         United Shipping & Tech., Inc.    100,000      214,646     720,000               10/8/99
------------------------------------------------------------------------------------------------------------------------------
                                                                     3,930,848   3,102,541                               0.44%
------------------------------------------------------------------------------------------------------------------------------
MicroCap Growth          Startec Global Com. Corp.         50,000      825,000     534,375              12/22/99
------------------------------------------------------------------------------------------------------------------------------
                                                                       825,000     534,375                               0.42%
------------------------------------------------------------------------------------------------------------------------------
MidCap Opportunities     Anthracite Capital, Inc.,
                           Series B                        75,000    1,500,000   1,298,250              10/29/97
                         United Shipping & Tech., Inc.     30,000       94,643     216,000               2/10/00
------------------------------------------------------------------------------------------------------------------------------
                                                                     1,594,643   1,514,250                               0.65%
------------------------------------------------------------------------------------------------------------------------------
The Contrarian Fund-TM-  African Minerals, Ltd.           698,422    2,837,501     931,206      4/25/97 - 5/7/98
------------------------------------------------------------------------------------------------------------------------------
                                                                     2,837,501     931,206                               0.89%
------------------------------------------------------------------------------------------------------------------------------
Global Natural
Resources                African Minerals, Ltd.          203,624       784,997     271,492      4/25/97 - 5/7/98
------------------------------------------------------------------------------------------------------------------------------
                                                                       784,997     271,492                               0.93%
------------------------------------------------------------------------------------------------------------------------------

SEMIANNUAL REPORT

NOTE 5   SECURITIES LENDING:

Certain of the Funds lend their portfolio securities. The borrower pays fees, at the Funds' direction, to service providers of those Funds, including RSIM. Those payments are applied to offset amounts owed to the service providers by the Funds. Such amounts are shown as offsets in the Statement of Operations. During the period ended June 30, 2000, the following Funds had security lending fees totaling:


FUND                                               FEES
-------------------------------------------------------
Aggressive Growth                            $       --
Diversified Growth                              260,252
Emerging Growth                               3,688,677
The Information Age
 Fund-Registered Trademark-                          --
RS Internet Age Fund-TM-                        165,019
MicroCap Growth                                  91,199
MidCap Opportunities                            160,189
Value + Growth                                       --
The Contrarian Fund-TM-                              --
Global Natural Resources                             --
Partners                                             --
-------------------------------------------------------


Funds that lend securities generally receive securities issued or guaranteed by the U.S. government or its agencies or cash as collateral in an amount at least equal to 100% of the current market value of loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund on the next business day. The value of loaned securities and the value of collateral at June 30, 2000, were as follows:

                                           VALUE OF              VALUE OF
FUND                              LOANED SECURITIES            COLLATERAL
-------------------------------------------------------------------------
Aggressive Growth                         $         --       $         --
Diversified Growth                          51,185,098         53,057,800
Emerging Growth                            734,555,686        728,232,350
The Information Age
 Fund-Registered Trademark-                         --                 --
RS Internet Age Fund-TM-                    27,045,098         26,632,600
MicroCap Growth                             17,105,686         17,552,800
MidCap Opportunities                         7,523,235          7,404,700
Value + Growth                                      --                 --
The Contrarian Fund-TM-                             --                 --
Global Natural Resources                            --                 --
Partners                                            --                 --
-------------------------------------------------------------------------

                                                                       RS FUNDS

SUPPLEMENTAL INFORMATION--UNAUDITED

MEETING OF SHAREHOLDERS

A meeting of shareholders of the RS Emerging Growth Fund was held on March 13, 2000. At the meeting, shareholders approved each of the proposals described briefly below.

PROPOSAL 1:

To approve or disapprove the revision of the fundamental restriction relating to investments in commodities.

PROPOSAL 2:

To approve or disapprove the revision of the fundamental restriction relating to investments in real estate.

PROPOSAL 3:

To approve or disapprove the elimination of the fundamental restriction relating to short sales and purchasing on margin.

PROPOSAL 4:

To approve or disapprove the revision of the fundamental restriction relating to investments in one issuer.

PROPOSAL 5:

To approve or disapprove the revision of the fundamental restriction relating to concentration of investments in one industry.

PROPOSAL 6:

To approve or disapprove the elimination of the fundamental restriction relating to pledging assets.

PROPOSAL 7:

To approve of disapprove the revision of the fundamental restriction relating to making loans.

PROPOSAL 8:

To approve or disapprove the revision of the fundamental restriction relating to borrowings.

PROPOSAL 9:

To approve or disapprove the revision of the fundamental restriction relating to underwriting of securities.

PROPOSAL 10:

To approve or disapprove the fundamental restriction relating to issuance of senior securities.

PROPOSAL 11:

To approve of disapprove the elimination of the fundamental restriction relating to investments made for the purpose of exercising control or management.

PROPOSAL 12:

To approve or disapprove the elimination of the fundamental restriction relating to the purchase of more than 10% of the securities of any one issuer.

PROPOSAL 13:

To approve of disapprove the elimination of the fundamental restriction relating to investments in other investment companies.

PROPOSAL 14:

To approve of disapprove the elimination of the fundamental restriction relating to investments in businesses less than three years old.

PROPOSAL 15:

To approve or disapprove the elimination of the fundamental restriction relating to investments in illiquid securities.



EMERGING GROWTH                 FOR           AGAINST           ABSTAIN            TOTAL
-----------------------------------------------------------------------------------------
Proposal 1               25,187,853         2,517,220         1,257,386        28,962,459
Proposal 2               25,546,458         2,193,268         1,222,733        28,962,459
Proposal 3               24,874,181         2,840,188         1,248,090        28,962,459
Proposal 4               25,914,088         1,772,441         1,275,930        28,962,459
Proposal 5               26,249,299         1,549,119         1,164,041        28,962,459
Proposal 6               24,739,180         2,883,534         1,339,745        28,962,459
Proposal 7               24,999,942         2,700,505         1,262,012        28,962,459
Proposal 8               25,023,769         2,661,679         1,277,011        28,962,459
Proposal 9               25,816,453         1,821,904         1,324,102        28,962,459
Proposal 10              25,567,514         2,049,842         1,345,103        28,962,459
Proposal 11              25,619,379         2,088,425         1,245,655        28,953,459
Proposal 12              25,368,408         2,220,634         1,373,417        28,962,459
Proposal 13              25,655,884         2,129,798         1,176,777        28,962,459
Proposal 14              26,273,863         1,517,768         1,170,828        28,962,459
Proposal 15              24,906,999         2,791,222         1,264,238        28,962,459
-----------------------------------------------------------------------------------------

SEMIANNUAL REPORT

                                                                      RS FUNDS

SEMIANNUAL REPORT

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randall Hecht, TRUSTEE
PRESIDENT

Leonard B. Auerbach, TRUSTEE
PRESIDENT AND CEO, CENTER CAPITAL
GROUP, INC. (AN AIG MEMBER COMPANY)

John W. Glynn, Jr., TRUSTEE
PRINCIPAL AND CHAIRMAN OF
GLYNN CAPITAL MANAGEMENT

James K. Peterson, TRUSTEE
FORMER DIRECTOR OF INVESTMENT
MANAGEMENT OF THE IBM
RETIREMENT FUNDS

Steven M. Cohen
TREASURER

Suzanne M. DuFrane
SECRETARY

INVESTMENT ADVISER
RS Investment Management, L.P.
388 Market Street, Suite 200
San Francisco, CA 94111

RS Investment Management, Inc.
(Emerging Growth Fund)
40 Tower Lane, Avon Park South
Avon, Connecticut 06011

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center,
6th Floor
West Conshohocken, PA

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-624-8025

CUSTODIAN
PFPC Trust Company
Wilmington, DE

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of the RS Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 2000



The views expressed in this report
were those of the Funds' portfolio
managers as of the date specified,
and may not reflect the views of the
portfolio managers on the date they
are first published or at any other
time thereafter. RSIM and its
affiliates may buy or sell investments
at any time for the Funds, their other
clients or for their own accounts, and
may not necessarily do so in a
manner consistent with the views
expressed in this report. The prices
at which they buy or sell investments
may be affected favorably by the
contents of this report or the timing
of its publication. THE VIEWS EXPRESSED
IN THIS REPORT ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUNDS IN UNDERSTANDING
THEIR INVESTMENT IN THE FUNDS
AND DO NOT CONSTITUTE INVESTMENT ADVICE;
INVESTORS SHOULD CONSULT THEIR OWN
INVESTMENT PROFESSIONALS AS TO THEIR
INDIVIDUAL INVESTMENT PROGRAMS.

RS Funds

GROWTH

AGGRESSIVE GROWTH FUND
INVESTING IN SMALL-, MID-, AND
LARGE-CAP GROWTH COMPANIES
Managed by Jim Callinan. The
computer quotation symbol is RSAGX.

DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL-CAP COMPANIES
Managed by John Wallace and John
Seabern. The computer quotation
symbol is RSDGX.

EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST
DYNAMIC, GROWTH-ORIENTED COMPANIES
Managed by Jim Callinan. The
computer quotation symbol is RSEGX.

THE INFORMATION AGE FUND-Registered Trademark-
TARGETING INVESTMENTS IN THE
INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod
Berry. The computer quotation
symbol is RSIFX.

RS INTERNET AGE FUND-TM-
INVESTING IN COMPANIES LIKELY TO
BENEFIT FROM THE DEVELOPMENT OF
THE INTERNET
Managed by Cathy Baker and Jim Callinan.
The computer quotation symbol is RIAFX.

MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET
CAPS OF $750 MILLION OR LESS
Managed by Dave Evans and Rainerio
Reyes. The computer quotation symbol is RSMGX.

MIDCAP OPPORTUNITIES FUND
SEEKING GROWTH IN MID-CAP COMPANIES
WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace. The computer
quotation symbol is RSMOX.

VALUE + GROWTH FUND
A FUND SEEKING CAPITAL APPRECIATION
FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah. The computer
quotation symbol is RSVPX.

VALUE

THE CONTRARIAN FUND-TM-
SEEKING OUT OF FAVOR INVESTMENTS
AND SHORTING OVERVALUED STOCKS
Managed by a team of investment
professionals at RS Investment Management.
The computer quotation symbol is RSCOX.

GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET
COMPANIES
Managed by Andy Pilara. The computer
quotation symbol is RSNRX.

PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW
VALUE METHODOLOGY
Managed by Andy Pilara. The computer
quotation symbol is RSPFX.

Please read the prospectus to
learn about the Funds' objectives;
investment policies; and the special
risks associated with the RS Funds,
including international investing,
investing in smaller companies,
investing in a more limited number
of issuers and sectors or a particular
sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.



FUND LISTINGS

Our Funds are listed in
THE WALL STREET JOURNAL, USA
TODAY, INVESTOR'S BUSINESS DAILY,
and most local newspapers under
the heading RS Funds.